File Nos. 333-138322
811-21974

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-4
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Pre-effective Amendment No.
Post-Effective Amendment No. 2
and
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

HORACE MANN LIFE INSURANCE COMPANY QUALIFIED GROUP ANNUITY
SEPARATE ACCOUNT
(Exact Name of Registrant)

Horace Mann Life Insurance Company
(Name of Depositor)
One Horace Mann Plaza, Springfield, Illinois 62715
(Address of Depositor’s Principal Executive Offices)
(217) 789-2500
(Depositor’s Telephone Number)
Ann M. Caparros
One Horace Mann Plaza
Springfield, Illinois 62715
(Name and Address of Agent for Service)

Copies of Communications to:
Stephen E. Roth
Sutherland Asbill & Brennan LLP
1275 Pennsylvania Avenue, NW
Washington, DC 20004-1415
It is proposed that this filing will become effective:
☐	Immediately upon filing pursuant to paragraph (b) of Rule 485

☑	On May 1, 2008 pursuant to paragraph (b) of Rule 485

☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485

☐	On May 1, 2008 pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:
☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Prospectus

Qualified Variable Deferred Group Annuity Contract

Group Product

Horace Mann Life Insurance Company

Qualified Group Annuity Separate Account

May 1, 2008

Qualified Variable Deferred Group Annuity Contract Issued By Horace Mann Life Insurance Company Qualified Group Annuity Separate Account Flexible Premium Contract for Qualified Retirement Plans

This prospectus offers a Variable, qualified group annuity contract (“Contract”) to qualified retirement plans. The Contract and certificates issued thereunder (“Certificates”) are issued by Horace Mann Life Insurance Company (“HMLIC”) in connection with retirement plans or arrangements which may qualify for special tax treatment under the Internal Revenue Code of 1986 as amended (“IRC”).

Participants may allocate Net Premium and Participant Account Value to the Fixed Account or to the Horace Mann Life Insurance Company Qualified Group Annuity Separate Account (“Separate Account”) that invests through each of its Subaccounts (sometimes referred to as Variable Investment Options) in a corresponding Underlying Fund. The retirement plan sponsor has the right to limit the number of funds available in its plan and may choose to exclude some of the following Underlying Funds. The Underlying Funds are:

Lifecycle Funds
Wilshire Variable Insurance Trust 2010 Aggressive Fund
Wilshire Variable Insurance Trust 2010 Moderate Fund
Wilshire Variable Insurance Trust 2010 Conservative Fund
Wilshire Variable Insurance Trust 2015 Moderate Fund
Wilshire Variable Insurance Trust 2025 Moderate Fund
Wilshire Variable Insurance Trust 2035 Moderate Fund
Wilshire Variable Insurance Trust 2045 Moderate Fund

Large Company Stock Funds
Large Value
Davis Value Portfolio
T. Rowe Price Equity Income Portfolio VIP II
Wilshire Large Company Value Portfolio (Investment Class)
Large Core
Dow Jones Wilshire 5000 Index Portfolio (Investment Class)
Fidelity VIP Growth & Income Portfolio SC 2
Fidelity VIP Index 500 Portfolio SC 2
Wilshire VIT Equity Fund
Large Growth
AllianceBernstein VPS Large Cap Growth Portfolio
Fidelity VIP Growth Portfolio SC 2
Wilshire Large Company Growth Portfolio (Investment Class)

Mid-Size Company Stock Funds
Mid Value
AllianceBernstein VPS Fund, Inc. Small/Mid Cap Value Portfolio
Ariel Fund®
Mid Core
Fidelity VIP Mid Cap Portfolio SC 2
Rainier Small/Mid Cap Equity Portfolio
Mid Growth
Delaware VIP Growth Opportunities Series — Service Class
Putnam VT Vista Fund (IB Shares)
Wells Fargo Advantage VT Discovery FundSM

Small Company Stock Funds
Small Value
Royce Capital Fund Small-Cap Portfolio
Wilshire Small Company Value Portfolio (Investment Class)
Small Core
Dreyfus Investment Portfolios: Small Cap Stock Index Portfolio — Service Shares
Goldman Sachs VIT Structured Small Cap Equity Fund(1)
Neuberger Berman Genesis Fund — Advisor Class
Small Growth
AllianceBernstein VPS Fund, Inc. Small Cap Growth Portfolio
Delaware VIP Trend Series — Service Class
Wilshire VIT Small Cap Growth Fund

International Stock Funds
Fidelity VIP Overseas Portfolio SC 2
Wilshire VIT International Equity Fund

Specialty
Wilshire VIT Socially Responsible Fund

Real Estate
Delaware VIP REIT Series (Service Class)
(Available as of 6-1-08)

Bond Funds
Fidelity VIP High Income Portfolio SC 2
Fidelity VIP Investment Grade Bond
Portfolio SC 2
Wilshire VIT Income Fund
Wilshire VIT Short-Term Investment Fund

Balanced Fund
Wilshire VIT Balanced Fund

Money Market
T. Rowe Price Prime Reserve Portfolio

(1)	On and after May 1, 2008, Participants generally may not begin or increase premium payment allocations or make new transfers to the following Subaccounts. However, if Participants are currently participating in the dollar cost averaging program or the rebalancing program with allocations to the following Subaccounts, they may continue the program(s), but may not begin or increase allocations to the following Subaccount. Additionally, if they are currently allocating Net Premium to the following Subaccounts, Participants may continue those allocations.

Goldman Sachs VIT Structured Small Cap Equity Fund

Trademarks used in this document are owned by and used with the permission of the appropriate company.

In some situations we provide a premium bonus rider. This bonus feature provides for a percentage of premium to be credited to all premiums We receive at Our Home Office during a specified period of time. This rider will only be included if negotiated by the employer and HMLIC as part of the Contract and the premium bonus will never be more than 5% nor paid longer than 5 years. There is no separate charge for this rider. Including this bonus feature may result however, in a longer surrender charge period, a higher mortality and expense risk fee or higher surrender charges and may only be beneficial to You if You own a Certificate for a sufficient length of time.

This prospectus sets forth the information an investor should know before purchasing a Contract or the Certificates thereunder and should be kept for future reference. Additional information about the Horace Mann Life Insurance Company Qualified Group Annuity Separate Account has been filed with the Securities and Exchange Commission in a Statement of Additional Information dated May 1, 2008. The Statement of Additional Information is incorporated by reference and is available upon request, without charge. You may obtain the Statement of Additional Information by writing to Horace Mann Life Insurance Company, P.O. Box 4657, Springfield, Illinois 62708-4657, by sending a telefacsimile (FAX) transmission to 877- 832-3785 or by telephoning 217-789-2500 or 800-999-1030 (toll-free). The table of contents of the Statement of Additional Information appears at the end of this prospectus.

The Securities and Exchange Commission maintains a website (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference, and other information that the Horace Mann Life Insurance Company Qualified Group Annuity Separate Account files electronically with the Securities and Exchange Commission.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THIS SECURITY OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE ANNUITIES OFFERED BY HMLIC ARE NOT INSURED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. THEY ARE NOT DEPOSITS OF, OBLIGATIONS OF OR GUARANTEED BY ANY BANK. THEY INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

Horace Mann Investors, Inc., the distributor of the Contracts, is a member of the Securities Investor Protection Corporation (SIPC). Visit www.sipc.org, call 1-202-371-8300 or write to SIPC at 805 15th Street, N.W. Suite 800, Washington, D.C. 20005-2215 for information about SIPC, including the SIPC brochure.

The date of this prospectus is May 1, 2008.

Definitions	4
Summary	6
Fee Tables and Example	9
Participant Transaction Expenses	9
Periodic Fees and Expenses	9
Total Annual Underlying Fund Operating Expenses Example	10
Condensed Financial Information	10
Horace Mann Life Insurance Company, the Fixed Account, the Separate Account and the Underlying Funds	11
Horace Mann Life Insurance Company	11
The Fixed Account	11
The Separate Account	11
The Underlying Funds	11
Availability of Options	19
Limit on Number of Subaccounts Selected	19
Selection of Underlying Funds	19
Payments We Receive	19
Addition, Deletion, or Substitution of Underlying Funds	20
Voting Rights	20
The Contract	20
Who owns the money accumulated under the Contract	20
Participants’ Rights	20
Purchasing a Certificate	20
Canceling the Certificate	21
Premium Payments	21
Amount and Frequency of Premium Payments	21
Allocation of Net Premium	21
Accumulation Units and Accumulation Unit Value	21
Transactions	21
Transfers	21
Dollar Cost Averaging	22
Rebalancing	22
Changes to Premium Allocations	23
Market Timing	23
Surrender or Withdrawal Before Commencement of Annuity Period	23
Payments We Make	24
Confirmations	25
Deductions and Expenses	25
Services and Benefits We Provide	25
Costs and Expenses We Incur	25
Risks We Assume	25
Waiver, Reduction or Elimination of Deductions and Expenses	25
Premium Taxes	26
Surrender Charges	26
Annual Maintenance Fee	26
Mortality and Expense Risk Fee	26
Charges for Optional Riders	26
Operating Expenses of the Underlying Funds	26
Death Benefit Proceeds	27
Guaranteed Minimum Death Benefit Riders	27
Annuity Payments	29
Annuity Payment Options	29
Amount of Fixed and Variable Annuity Payments	30
Annuity Unit Value	30
Misstatement of Age or Sex	30
Tax Consequences	31
Other Considerations	31
Separate Account	31
Certificate Transactions	31
Participants	31
Contribution Limitations and General Requirement for Qualified Plans	31
Taxation of Annuity Benefits	32
Additional Taxes	33
Other Information	34
Forms Availability	34
Table of Contents for the Statement of Additional Information	35
Appendix : Guaranteed Minimum Death Benefit Examples	36

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER OF, OR SOLICITATION OF AN OFFER TO ACQUIRE, ANY INTEREST OR PARTICIPATION IN THE CONTRACT OR CERTIFICATES ISSUED THEREUNDER OFFERED BY THIS PROSPECTUS IN ANY STATE TO ANYONE TO WHOM IT IS UNLAWFUL TO MAKE SUCH AN OFFER OR SOLICITATION IN SUCH STATE.

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Definitions

Accumulation Unit: A unit of measurement used to determine the value of a Participant’s interest in a Subaccount before Annuity Payments begin.

Accumulation Unit Value: The value of an Accumulation Unit on any Valuation Date.

Annuitant: The person whose life determines the Annuity Payments made under a Certificate.

Annuitized Value: The amount applied to purchase Annuity Payments. It is equal to the Participant Account Value on the Annuity Date, adjusted for any Market Value Adjustment and less any applicable premium tax.

Annuity Date: The date Annuity Payments begin.

The Annuity Payments made to a Participant will begin on the Annuity Date. The criteria for setting an Annuity Date are set forth in Your Certificate, and the anticipated Annuity Date is shown on the Annuity Data pages of Your Certificate.

Annuity Payments: A series of payments that may be for life; for life with a guaranteed number of payments; for the joint lifetimes of the Annuitant and another person, and thereafter, during the lifetime of the survivor; or for some fixed period. A fixed annuity payout arrangement provides a series of payments that will be equal in amount throughout the annuity period, except in the case of certain joint and survivor Annuity Payment options. A fixed annuity payout arrangement does not participate in the investment experience of any Subaccount. A Variable annuity payout arrangement provides a series of payments that vary in amount.

Annuity Period: The period during which Annuity Payments are made to the Annuitant and the last surviving joint Annuitant, if any.

Annuity Unit: A unit of measurement used in determining the amount of a Variable Annuity Payment during the Annuity Period.

Annuity Unit Value: The value of an Annuity Unit on any Valuation Date.

Certificate: The document issued to each Participant under a Contract describing the terms of the Contract and the rights and benefits of the Participant.

Certificate Account: An account established to receive a Participant’s Net Premium.

Certificate Account Value: A Certificate Account’s Fixed Account Value plus the Certificate Account’s Variable Account Value.

Certificate Anniversary: The same day and month as a Certificate Date for each succeeding year of a Certificate.

Certificate Date: The date when a Certificate becomes effective. The Certificate Date is shown on the Annuity Data pages of the Certificate.

Certificate Year: A period of twelve months beginning on the Certificate Date or any Certificate Anniversary.

Contract: The group flexible premium deferred Variable annuity contract this prospectus offers. This document describes the terms of the annuity contract, the rights of the Contract Owner and the rights and benefits of the Participants.

Contract Account: An account established to receive Contract Owner Net Premium on behalf of a Participant.

Contract Account Value: A Contract Account’s Fixed Account Value plus the Contract Account’s Variable Account Value.

Contract Owner: The entity identified as the Contract Owner on the Annuity Data pages of a Certificate.

FINRA: The Financial Industry Regulatory Authority was created in July 2007 through the consolidation of the NASD and the member regulation, enforcement and arbitration functions of the New York Stock Exchange.

Fixed Account: An account established to receive the Net Premium and the transfers allocated to the General Fixed Account and any Guarantee Period Account(s). Fixed Account money is invested along with other insurance funds in Our general account.

Fixed Account Value: The dollar value of the Fixed Account under a Certificate before Annuity Payments begin.

Fixed Annuity Payment: A series of payments that will be equal in amount throughout the annuity period, except in the case of certain joint and survivor Annuity Payment options.

Fixed Net Premium: The Net Premium allocated to the Fixed Account plus any transfers from the Variable Account, less a proportional amount for any withdrawals and transfers from the Fixed Account.

General Fixed Account: A Participant’s portion of an interest-bearing account set up to receive the Net Premium and the transfers allocated to such account under the Participant Account. The General Fixed Account is distinguished from the Guarantee Period Account option(s) of the Fixed Account.

Guarantee Period Account(s): Fixed Account option(s) that may be offered under a Certificate that provide a guaranteed interest rate for a specified period of time (“Guarantee Period”) and to which a Market Value Adjustment may apply.

HMLIC, We, Us, Our: Horace Mann Life Insurance Company.

Home Office: The mailing address and telephone number of Our Home Office are: P.O. Box 4657, Springfield, Illinois 62708-4657; 800-999-1030. Our street address is 1 Horace Mann Plaza, Springfield, Illinois 62715.

Investment Options: The Fixed Account option(s) and the Underlying Funds in which the Subaccounts invest.

Market Value Adjustment: For any Guarantee Period Account, an increase or decrease in the surrender value or withdrawal value, a transfer amount, or in the amount applied to an annuity option. A Market Value Adjustment reflects changes in the level of prevailing current interest rates since the beginning of each Guarantee Period.

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Mutual Fund(s): Open-end management investment companies. These companies are generally registered under the Investment Company Act of 1940.

Net Premium: The premium payments paid to HMLIC under the Contract Account and Certificate Account of a Certificate, less any applicable premium tax.

Participant (You, Your): A person to whom a Certificate showing participation under a Contract has been issued.

Participant Account: An account established for each Participant to receive premium payments made by or on behalf of the Participant.

Participant Account Value: The Contract Account Value plus the Certificate Account Value, before Annuity Payments begin.

Plan: The employer-sponsored retirement plan under which a Certificate is issued, evidenced by a written Plan Document.

Plan Document — A document establishing the terms and benefits of a Plan. We are not a party to such a document.

Premium Year: A period of twelve months beginning on the date each premium payment is received in Our Home Office and on any annual anniversary of that date.

Proof of Participant’s Death: (1) A completed claimant’s statement as provided by Us; and (2a) a certified copy of the death certificate or (2b) any other proof of death satisfactory to Us, including, but not limited to, a certified copy of a decree of a court of competent jurisdiction certifying death, or a written statement by a medical doctor who attended the deceased at the time of death; and (3) any additional forms, documentation, and written payment instructions necessary to process a death benefit claim, in a form satisfactory to Us.

Qualified Plan: The term “Qualified Plan” in this prospectus will be used to describe the following Contracts: IRC Section 403(b) tax sheltered annuity (“403(b) Contract”); IRC Section 457(b) eligible governmental plan annuity (“457(b) Contract”); and IRC Section 401 qualified annuity.

Separate Account: The Horace Mann Life Insurance Company Qualified Group Annuity Separate Account, a segregated Variable investment account consisting of Subaccounts each of which invests in a corresponding Underlying Fund. The Separate Account was established by HMLIC under Illinois law and is registered as a unit investment trust under the Investment Company Act of 1940.

Subaccount: A division of the Separate Account, which purchases shares of a corresponding Underlying Fund. Certain Subaccounts are not available for investment under 457(b) Contracts.

Underlying Funds: Mutual Funds that are listed in this document and are available for investment by the Separate Account.

Valuation Date: Any day on which the New York Stock Exchange (“NYSE”) is open for trading and on which the net asset value of each share of the Underlying Funds is determined except for the day after Thanksgiving. The Valuation Date ends at 3:00 p.m. Central time or the close of the NYSE if earlier.

Valuation Period: The period from the end of a Valuation Date to the end of the next Valuation Date, excluding the day the period begins and including the day it ends.

Variable: The values vary based on the investment performance of the Subaccount(s) selected.

Variable Account: A Participant’s portion of the Separate Account set up to receive Net Premium, any applicable premium bonus and transfers allocated to the Separate Account under the Participant Account.

Variable Account Value: The dollar value of the Variable Account before Annuity Payments begin.

Variable Annuity Payment: a series of payments that vary in amount throughout the annuity period

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Summary

This summary is intended to provide a brief overview of the more significant aspects of the Contract and the Certificates thereunder. Certain Contract features described in this prospectus may not be available in all states or Plans. More detailed information about the material rights and features under the Contract (and the Certificates thereunder) can be found elsewhere in this prospectus and in the Separate Account Statement of Additional Information. Terms and conditions of the Contract and Certificates thereunder may be modified as required by law in the State in which the application or enrollment form is signed. Such variations are described in the Contract and underlying Certificates and any applicable endorsements and riders. The Participant’s rights will also be subject to any limits imposed by a Plan. The employer has the right to limit the investment options available in its Contract and may negotiate with HMLIC to reduce or waive certain charges in the Contract as well as negotiate the addition or deletion of certain benefits described in this prospectus. The Plan Document may also limit the Participants’ rights. Refer to the Contract, Your Certificate and the Plan Document for the specific details of Your product and Your employer’s Plan. This prospectus is intended to serve as a disclosure document that focuses on the Variable portion of the Contract and the Certificates. For information regarding the fixed portion, refer to the Contract and Your Certificate.

Detailed information about the Underlying Funds is contained in each Underlying Fund’s prospectus and in each Underlying Fund Statement of Additional Information.

The expenses for the Underlying Funds, including advisory and management fees, are found in each Underlying Fund’s prospectus.

What is the “Separate Account?”

The Separate Account segregates assets dedicated to the Variable portion of the Contract offered herein. The Separate Account is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 as a unit investment trust. The Separate Account consists of Subaccounts, each investing in shares of a corresponding Underlying Fund.

Who may purchase the Contract offered by this prospectus?

Employers may purchase the Contract and Participants may purchase Certificates thereunder. The Certificates are designed for individuals seeking long-term tax-deferred accumulation of funds.

The Contract offered by this prospectus is for Qualified Plans. Purchasing a Certificate as an investment vehicle for a Qualified Plan does not provide any additional tax advantage beyond that already available through the Qualified Plan.

The Contract and the Certificates offered thereunder are offered and sold by HMLIC through its licensed life insurance sales personnel. These insurance sales personnel are registered representatives of Horace Mann Investors, Inc. (“HM Investors”). In addition, the Contract and Certificates may be offered and sold through independent agents and other broker-dealers. HM Investors is a broker-dealer registered under the Securities and Exchange Act of 1934. HMLIC has entered into a distribution agreement with HM Investors. HM Investors is a member of FINRA.

What are my investment choices?

You may invest Your money in up to 24 Investment Options (including the Fixed Account) at any one time. The Plan sponsor may limit the Investment Options available in its Plan by electing to exclude certain Investment Options. Certain Subaccounts are not available for investment under 457(b) Contracts.

(a)  Separate Account

Includes Subaccounts, each of which invests in one of the following Underlying Funds:

Lifecycle Funds
Wilshire Variable Insurance Trust 2010 Aggressive Fund
Wilshire Variable Insurance Trust 2010 Moderate Fund
Wilshire Variable Insurance Trust 2010 Conservative Fund
Wilshire Variable Insurance Trust 2015 Moderate Fund
Wilshire Variable Insurance Trust 2025 Moderate Fund
Wilshire Variable Insurance Trust 2035 Moderate Fund
Wilshire Variable Insurance Trust 2045 Moderate Fund

Large Company Stock Funds
Large Value
Davis Value Portfolio
T. Rowe Price Equity Income Portfolio VIP II
Wilshire Large Company Value Portfolio (Investment Class)

Large Core
Dow Jones Wilshire 5000 Index Portfolio (Investment Class)
Fidelity VIP Growth & Income Portfolio SC 2
Fidelity VIP Index 500 Portfolio SC 2
Wilshire VIT Equity Fund

Large Growth
AllianceBernstein VPS Large Cap Growth Portfolio
Fidelity VIP Growth Portfolio SC 2
Wilshire Large Company Growth Portfolio (Investment Class)

Mid-Size Company Stock Funds
Mid Value
AllianceBernstein VPS Fund, Inc. Small/Mid Cap Value Portfolio
Ariel Fund®

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Mid Core
Fidelity VIP Mid Cap Portfolio SC 2
Rainier Small/Mid Cap Equity Portfolio

Mid Growth
Delaware VIP Growth Opportunities Series — Service Class
Putnam VT Vista Fund (IB Shares)
Wells Fargo Advantage VT Discovery FundSM

Small Company Stock Funds
Small Value
Royce Capital Fund Small-Cap Portfolio
Wilshire Small Company Value Portfolio (Investment Class)

Small Core
Dreyfus Investment Portfolios: Small Cap Stock Index Portfolio — Service Shares
Goldman Sachs VIT Structured Small Cap Equity Fund(1)
Neuberger Berman Genesis Fund — Advisor Class

Small Growth
AllianceBernstein VPS Fund, Inc. Small Cap Growth Portfolio
Delaware VIP Trend Series — Service Class
Wilshire VIT Small Cap Growth Fund

International Stock Funds
Fidelity VIP Overseas Portfolio SC 2
Wilshire VIT International Equity Fund

Specialty
Wilshire VIT Socially Responsible Fund

Real Estate
Delaware VIP REIT Series (Service Class)
(Available as of 6-1-08)

Bond Funds
Fidelity VIP High Income Portfolio SC 2
Fidelity VIP Investment Grade Bond Portfolio SC 2
Wilshire VIT Income Fund
Wilshire VIT Short-Term Investment Fund

Balanced Fund
Wilshire VIT Balanced Fund

Money Market
T. Rowe Price Prime Reserve Portfolio

(1)	On and after May 1, 2008, Participants generally may not begin or increase premium payment allocations or make new transfers to the following Subaccounts. However, if Participants are currently participating in the dollar cost averaging program or the rebalancing program with allocations to the following Subaccounts, they may continue the program(s), but may not begin or increase allocations to the following Subaccounts. Additionally, if they are currently allocating Net Purchase Payments to the following Subaccounts, Participants may continue those allocations.

Goldman Sachs VIT Structured Small Cap Equity Fund

(b)	Fixed Account — You also may direct Your money to the Fixed Account and receive a guaranteed rate of return. For additional information about the Fixed Account, please see Your Certificate or “Horace Mann Life Insurance Company, the Fixed Account, the Separate Account and the Underlying Funds — Fixed Account.”

When can I transfer between accounts?

At any time before Your Certificate’s Annuity Date, You may transfer amounts from one Subaccount to another, and to and from the Fixed Account, subject to certain restrictions. Transfers from a Guarantee Period Account to the General Fixed Account or to the Variable Account, or between Guarantee Period Accounts, may be subject to a Market Value Adjustment. The dollar cost averaging program permits You to systematically transfer (on a quarterly, semi-annual, or annual basis) a fixed dollar amount between the Fixed Account and Variable Investment Options and within the Variable Investment Options. The dollar cost averaging program is only available before the Annuity Date. For complete details see “Transfers.”

May I withdraw all or part of my Participant Account Value before the Annuity Date?

Unless restricted by the Internal Revenue Code of 1986, as amended (“IRC”) or Your employer’s Plan Document, You may at any time before the Annuity Date surrender Your Certificate in whole or withdraw in part for cash. Surrenders and withdrawals may be subject to surrender charges as described in “Deductions and Expenses — Surrender Charges” and/or a Market Value Adjustment as described in “Horace Mann Life Insurance Company, the Fixed Account, the Separate Account and the Underlying Funds — The Fixed Account.” You should refer to Your Certificate for Your specific charges. In any Certificate Year, You may withdraw a portion of Your Participant Account Value without a surrender charge and/or a Market Value Adjustment. You may have to pay federal income taxes and a penalty tax on any money You surrender or partially withdraw from Your Certificate.

What are the charges or deductions?

The Certificate may be subject to deductions for applicable state or local government premium taxes. Premium taxes presently range from 0% to 1% for Certificates issued under Qualified Plans, as defined in this prospectus.

We will deduct a mortality and expense risk fee (M&E Fee) of no greater than 1.25% (annual rate) from the Subaccounts. This fee is computed on a daily basis.

We will deduct an annual maintenance fee from Your Participant Account Value on each Certificate Anniversary; we will deduct a proportionate amount of this fee upon surrender of Your Certificate. This fee may not exceed $36. We will waive this fee if the Participant Account Value equals or exceeds $50,000 at the time the fee is assessed.

We may deduct a surrender charge on certain surrenders and withdrawals. The surrender charge is a percentage of the premium payments withdrawn or surrendered. In addition, we may apply a Market Value Adjustment for surrenders, withdrawals, transfers and annuitizations from the Fixed

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Account. For withdrawals from the Variable Account, the surrender charge is deducted from the Participant’s value in the Subaccount(s) from which the withdrawal is made. See “The Contract — Transactions — Surrender or Withdrawal Before Commencement of Annuity Period.”

We may reduce, waive or eliminate one or more of the above referenced charges or deductions for the Contract or Certificates under a particular Plan. We will not, however, reduce, waive, or eliminate any deduction or expense in a manner that is unfairly discriminatory against any person. You should refer to Your Certificate for Your specific charges.

What charges will I pay on an annual basis for optional riders?

The Contract Owner may select any of the optional riders described below for all Participants in its Plan. Alternatively, any optional rider available under a Contract or Certificate (except the Premium Bonus Rider) that the Contract Owner has not selected for all Participants in its Plan, may be elected by a Participant at the time of Certificate issue. One or more of these optional riders may not be available to all Plans. You should refer to Your Certificate for the optional riders available to You.

Guaranteed Minimum Death Benefit Rider — Step-up with Return of Premium — If this rider is selected, You will pay a charge not to exceed 0.20%* (on an annual basis). We deduct these charges from the Variable Account as a percentage of Your average Variable Account Value and compute them on a daily basis. The charge for this rider will continue until the Certificate is terminated or You annuitize. At this time HMLIC is not assessing a charge on the Fixed Account Value.

Guaranteed Minimum Death Benefit Rider— Return of Premium with Interest — If this rider is selected, You will pay a charge not to exceed 0.30%* (on an annual basis). We deduct these charges from the Variable Account as a percentage of Your average Variable Account Value and compute them on a daily basis. The charge for this rider will continue until the Certificate is terminated or You annuitize. At this time HMLIC is not assessing a charge on the Fixed Account Value.

Guaranteed Minimum Death Benefit Rider — Return of Premium —  If this rider is selected, You will pay a charge not to exceed 0.05% (on an annual basis). We deduct these charges from the Variable Account as a percentage of Your average Variable Account Value and compute them on a daily basis. The charge for this rider will continue until the Certificate is terminated or You annuitize. At this time HMLIC is not assessing a charge on the Fixed Account Value.

*	If both the Guaranteed Minimum Death Benefit Rider — Step-up with Return of Premium and the Guaranteed Minimum Death Benefit Rider-Return of Premium with Interest are selected the total annual charge for both riders will not exceed 0.40% of Your average Variable Account Value. At this time HMLIC is not assessing a charge on the Fixed Account Value.

Premium Bonus Rider — This option provides for a credit of a percentage of premium We receive at Our Home Office during the period of time specified in Your Certificate. This rider will only be included if negotiated by the employer and HMLIC as part of the Contract. There is no separate charge for this rider. Including this bonus feature may result, however, in a longer surrender charge period, higher surrender charges, or a higher mortality and expense risk fee.

What are the federal income tax consequences of investing in a Certificate?

Amounts contributed on a pretax basis generally are not taxed at the time of the contribution. Earnings are also not taxed as they accumulate within the Certificate. Certificate benefits will be taxable as ordinary income when received with the exception of benefits attributable to designated Roth contributions. Earnings attributable to designated Roth contributions may be tax free if certain conditions are met. See “Tax Consequences” for further discussion.

The IRC provides an additional tax (penalty tax) for premature distributions from Qualified Plans. Values may not be withdrawn from Section 403(b), Section 457(b), and certain Section 401 Contracts, except under certain circumstances. See “Tax Consequences.” These Certificates might not be suitable for short-term investment. See “The Certificate — Transactions — Surrender or Withdrawal Before Commencement of Annuity Period.”

If I receive my Certificate and am dissatisfied, may I return it?

Subject to various state insurance laws, You may return the Certificate to HMLIC within 30 days of Your receipt of the Certificate. HMLIC will refund the greater of (1) the premium payments made for the Certificate, less any withdrawals and any outstanding loan balance, or (2) the Participant Account Value minus any applicable premium bonus as of the date the returned Certificate was received. We will pay the refund within 10 calendar days after We receive the Certificate. Upon return of the Certificate, it will be deemed void.

When can I begin receiving Annuity Payments, and what options are available?

Payments will begin on the Annuity Date set by the terms of Your Certificate, or the terms of the Plan Document. Variable Annuity Payments are made only in monthly installments. Various Annuity Payment options are available under the Certificate.

Annuity Payments may be fixed or Variable or a combination of fixed and Variable payments. The following options are available for receiving Annuity Payments: Life Annuity with payments guaranteed for periods of Life Only, 10, 15 or 20 years; Joint and Survivor Annuity; and Payments for a Specified Period.

The IRC may restrict or penalize certain premature distributions from Qualified Plans, and the IRC also generally requires that distributions from Qualified Plans begin by April 1 following the calendar year in which the Participant reaches age 70 1/2. See “Tax Consequences — Taxation of Certificate Benefits.”

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Fee Tables and Example

The following tables describe the maximum fees and expenses that You may pay when buying, owning and surrendering the Certificate. The first table describes the fees and expenses that You will pay at the time that You buy the Certificate, surrender the Certificate or transfer cash value between Investment Options. State premium taxes may also be deducted. These tables assume that all fees and expenses assessed under the contract are applicable. Actual fees and expenses applicable to Your Certificate will be shown in Your Certificate.

To determine the Certificate You own, look in the bottom left-hand corner of Your Certificate for the form number. This prospectus applies to all HMLIC Certificates with a form number of IC-456 immediately followed by any combination of 3 letters and/or numbers.

Participant Transaction Expenses:(1)(

Surrender Charges(2)( (as a percentage of premium payments surrendered or withdrawn, if applicable)

Percentage
Premium Year	of premium

1	8%
2	7.5%
3	7%
4	6%
5	5%
Thereafter	0%

We guarantee that the aggregate surrender charge will never exceed 9% of Your total Net Premium.

The next table describes the maximum fees and expenses that You will pay periodically during the time that You own the Certificate, not including Underlying Fund fees and expenses.

Periodic Fees and Expenses

Annual Maintenance Fee(3)(	$36
Separate Account Annual Expenses (as a percentage of average Variable Account Value)
Mortality and Expense Risk Fees	1.25%
Total Separate Account Annual Expenses	1.25%

Optional Rider Charges (as a percentage of average Variable Account Value(4)()

Guaranteed Minimum Death Benefit Rider — Step-up with Return of Premium	0.20	%(5)(
Guaranteed Minimum Death Benefit Rider — Return of Premium with Interest	0.30	%(5)
Guaranteed Minimum Death Benefit Rider — Return of Premium	0.05%
Premium Bonus Rider	0.00	%(6)(

For information concerning compensation paid for the sale of the Certificates, see “Deductions and Expenses.”

The next item shows the lowest and highest total operating expenses charged by the Underlying Funds for the fiscal year ended December 31, 2007. More detail concerning each Underlying Fund’s fees and expenses is contained in the prospectus for each Underlying Fund.

((1) Any premium taxes relating to this Certificate will be deducted from the premium or deducted in computing the Annuitized Value, when applicable. Such premium taxes and the time of deduction of those taxes will be determined by the Participant’s current place of residence. Premium taxes currently range from 0% to 1% for Certificates issued under Qualified Plans, as defined in this prospectus.
((2) See Your Certificate for the surrender charge schedule that applies to You. In no event will the surrender charge apply after the 10th Certificate Anniversary.
((3) We deduct a pro rata portion of this fee upon the surrender of the Certificate. We currently waive the annual maintenance fee if the Participant Account Value equals or exceeds $50,000 at the time the fee is assessed.
((4) At this time HMLIC is not assessing a charge on the Fixed Account Value.
((5) If both the Guaranteed Minimum Death Benefit Rider- Step-up with Return of Premium and the Guaranteed Minimum Death Benefit Rider-Return of Premium with Interest are selected, the total annual charge for both riders will not exceed 0.40% (on an annual basis) of Your average Variable Account Value.
((6) Although there is no separate charge for this rider, including the bonus feature may result in a longer surrender charge period, a higher mortality and expense risk fee, or higher surrender charges.

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Total Annual Underlying Fund Operating Expenses(1)(

	Lowest	Highest

(expenses that are deducted from Underlying Fund assets, including management fees, distribution and/or service (12b-1) fees and other expenses)	0.35%	10.03%

The table showing the range of expenses for the Underlying Funds takes into account the expenses of the Lifecycle Funds and the Wilshire VIT Balanced Fund (“Balanced Fund”), each of which is a “fund of funds.” A “fund of funds” purchases shares of other funds (each an “Acquired Fund”). Each ‘fund of funds’ has its own set of operating expenses, as does each of the Acquired Funds in which it invests. In determining the range of Underlying Fund expenses, we have taken into account the information received from each Lifecycle Fund or the Balanced Fund on the combined actual expenses for each such “fund of funds,” which include the pro rata portion of the fees and expenses incurred indirectly by a Lifecycle Fund or Balanced Fund as a result of its investment in shares of one or more Acquired Funds. See the prospectus for the Lifecycle Funds or the Balanced Fund for a presentation of the applicable Acquired Fund fees and expenses.

Example

This Example is intended to help You compare the cost of investing in the Certificate with the cost of investing in other variable annuity contracts. These costs include Participant transaction expenses, the annual maintenance fee, Separate Account annual expenses and Underlying Fund fees and expenses. This example includes the highest cost of any combination of available riders.

The Example assumes that You invest $10,000 at Certificate issue in the Variable Account of the Certificate for the time periods indicated. The Example also assumes that Your investment has a 5% return each year, assumes the highest fees and expenses of any of the Underlying Funds as of December 31, 2007, without reflecting the impact of any Underlying Fund fee or expense waivers, and a surrender charge as described above. Although Your actual costs may be higher or lower, based on these assumptions Your costs would be:

If You surrender Your Certificate at the end of the applicable time period:

1 Year	3 Years	5 Years	10 Years
$1,869	$3,729	$5,300	$8,511

If You do NOT surrender or if You annuitize Your Certificate at the end of the applicable time period:

1 Year	3 Years	5 Years	10 Years
$1,121	$3,156	$4,944	$8,511

Please remember that the Example is simply an illustration and does not represent past or future expenses. Your actual expenses may be higher or lower than those shown. Similarly, Your rate of return may be more or less than the 5% assumed in the Example.

Condensed Financial Information

As of December 31, 2007, no Contracts or Certificates had been sold. Therefore, we have not provided any condensed financial information.

Financial statements of HMLIC are available with the Statement of Additional Information. A copy of the Statement of Additional Information and the financial statements may be obtained without charge by mailing a written request to HMLIC, P.O. 4657, Springfield, Illinois 62708-4657, by sending a telefascimile (FAX) transmission to (877) 832-3785, or by telephoning (217)789-2500 or (800) 999-1030 (toll free).

((1) The portfolio expenses used to prepare this table were provided to HMLIC by the Underlying Funds. HMLIC has not independently verified such information. The expenses shown are those for the year ended December 31, 2007. Current or future expenses may be greater or less than those shown. These numbers do not reflect any waivers currently in place. The Underlying Funds may impose a redemption fee on certain transaction and these are not reflected above. Please see “Transaction-Market Timing” for a discussion of these fees.

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Horace Mann Life Insurance Company,
The Fixed Account,
the Separate Account and
the Underlying Funds

Horace Mann Life Insurance Company

HMLIC, located at 1 Horace Mann Plaza, Springfield, Illinois 62715-0001 (Our Home Office), is an Illinois stock life insurance company organized in 1949. HMLIC is licensed to do business in 48 states and in the District of Columbia. HMLIC writes individual and group life insurance and annuity contracts on a nonparticipating basis.

HMLIC is an indirect wholly-owned subsidiary of Horace Mann Educators Corporation, a publicly-held insurance holding company traded on the NYSE.

The Fixed Account

The Fixed Account is part of HMLIC’s general account. We use general account assets to support our insurance and annuity obligations other than those funded by separate accounts. Subject to applicable law, HMLIC has sole discretion over the investment of the assets of the Fixed Account. HMLIC bears the full investment risk for all amounts contributed to the Fixed Account. HMLIC guarantees that the amounts allocated to the Fixed Account under the Certificates will be credited interest daily at an annual interest rate as specified in Your Certificate. We will determine any interest rate credited in excess of the guaranteed rate at our sole discretion. The Fixed Account is made up of the General Fixed Account and any Guarantee Period Account(s) selected by the Contract Owner.

The Guarantee Period Account(s) provide a guaranteed interest rate for a specified period of time (“Guarantee Period”). Before the Annuity Date, You may allocate all or a portion of a Net Premium or transfer all or part of Your Participant Account Value into any Guarantee Period Account available under Your Certificate. Each Net Premium allocated to or amount transferred to a Guarantee Period Account will have its own Guarantee Period and interest rate that We will guarantee for the duration of the Guarantee Period. Transfers between Guarantee Period Accounts, and from a Guarantee Period Account to the General Fixed Account or the Variable Account, are subject to restrictions described in the Contract (and the Certificates thereunder). If You transfer, withdraw, surrender, or apply to an Annuity Payment option, amounts in a Guarantee Period Account before the end of its related Guarantee Period, a Market Value Adjustment will apply. A Market Value Adjustment reflects changes in the level of prevailing current interest rates since the beginning of the relevant Guarantee Period, and may be positive or negative. Any negative Market Value Adjustment amount will be waived to the extent it would decrease the Fixed Account Value below the Fixed Net Premium less any outstanding loan balance. The Market Value Adjustment is applied before any applicable surrender charges or other charges are deducted.

The Fixed Account, interests in any Guarantee Period Account, and the Market Value Adjustment, have not been registered with the Securities and Exchange Commission, and the staff of the Securities and Exchange Commission has not reviewed the disclosure in this prospectus relating to the Fixed Account. This disclosure, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. For additional information about the Fixed Account and the operation of the Market Value Adjustment, please see Your Certificate.

The Separate Account

On October 16, 2006 HMLIC established the Separate Account under Illinois law. The Separate Account is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940 (“1940 Act”). The Separate Account and each Subaccount are administered and accounted for as a part of the business of HMLIC. However, the income, gains and losses, whether or not realized, of each Subaccount are credited to or charged against the amounts allocated to that Subaccount, in accordance with the terms of the Certificate and without regard to other income, gains or losses of the remaining Subaccounts or of HMLIC. The assets of the Separate Account may not be charged with liabilities arising out of any other business of HMLIC. All obligations arising under the Certificate, including the promise to make Annuity Payments, are general corporate obligations of HMLIC. Accordingly, all of HMLIC’s assets are available to meet its obligations and expenses under the Certificate. While HMLIC is obligated to make payments under the Certificate, the amounts of Variable Annuity Payments are not guaranteed.

The Separate Account is divided into Subaccounts. HMLIC uses the assets of each Subaccount to buy shares of a corresponding Underlying Fund based on Participant instructions.

The Underlying Funds

Each of the Underlying Funds is registered with the Securities and Exchange Commission (“SEC”) as a diversified open-end management investment company under the 1940 Act. This registration does not involve supervision of the management or investment practices or policies of the Underlying Funds by the SEC.

The Underlying Funds are listed below along with their primary investment objectives and a brief description of the adviser to each Underlying Fund. There is no assurance that any of the Funds will achieve its stated objective. Detailed information on the Underlying Funds can be found in the current prospectus for each Underlying Fund. Prospectuses for the Underlying Funds should be read carefully in conjunction with this prospectus before investing. A copy of each Underlying Fund prospectus may be obtained without charge from HMLIC by calling (800) 999-1030 (toll-free), sending a telefacsimile (FAX) transmission to (877) 832-3785,

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or writing to HMLIC, P.O. Box 4657, Springfield, IL 62708-4657. You also may access the prospectuses on HMLIC’s website at www.horacemann.com in the “Annuity” link. Not all Investment Options may be available to all Plans.

Name	Objective	Investment Type	Investment Strategy and Adviser
Wilshire Variable Insurance Trust 2010 Aggressive Fund(1)	High current income/Capital appreciation	Lifecycle	The fund’s investment objective is to provide high total return until its target retirement date. Thereafter, the objective will be to seek high current income and, as a secondary objective, capital appreciation. The Wilshire VIT Funds are advised by Wilshire Associates Incorporated.

Wilshire Variable Insurance Trust 2010 Moderate Fund(1)	High current income/Capital appreciation	Lifecycle	The fund’s investment objective is to provide high total return until its target retirement date. Thereafter, the objective will be to seek high current income and, as a secondary objective, capital appreciation. The Wilshire VIT Funds are advised by Wilshire Associates Incorporated.

Wilshire Variable Insurance Trust 2010 Conservative Fund(1)	High current income/Capital appreciation	Lifecycle	The fund’s investment objective is to provide high total return until its target retirement date. Thereafter, the objective will be to seek high current income and, as a secondary objective, capital appreciation. The Wilshire VIT Funds are advised by Wilshire Associates Incorporated.

Wilshire Variable Insurance Trust 2015 Moderate Fund(1)	High current income/Capital appreciation	Lifecycle	The fund’s investment objective is to provide high total return until its target retirement date. Thereafter, the objective will be to seek high current income and, as a secondary objective, capital appreciation. The Wilshire VIT Funds are advised by Wilshire Associates Incorporated.

Wilshire Variable Insurance Trust 2025 Moderate Fund(1)	High current income/Capital appreciation	Lifecycle	The fund’s investment objective is to provide high total return until its target retirement date. Thereafter, the objective will be to seek high current income and, as a secondary objective, capital appreciation. Wilshire Associates Incorporated advises the Wilshire VIT Funds.

Wilshire Variable Insurance Trust 2035 Moderate Fund(1)	High current income/Capital appreciation	Lifecycle	The fund’s investment objective is to provide high total return until its target retirement date. Thereafter, the objective will be to seek high current income and, as a secondary objective, capital appreciation. The Wilshire VIT Funds are advised by Wilshire Associates Incorporated.

Wilshire Variable Insurance Trust 2045 Moderate Fund(1)	High current income/Capital appreciation	Lifecycle	The fund’s investment objective is to provide high total return until its target retirement date. Thereafter, the objective will be to seek high current income and, as a secondary objective, capital appreciation. The Wilshire VIT Funds are advised by Wilshire Associates Incorporated.

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Name	Objective	Investment Type	Investment Strategy and Adviser

Davis Value Portfolio	Long-term capital growth	Large value	Invests primarily in equity securities issued by companies with market capitalizations of at least $10 billion. Davis conducts extensive research to try to identify businesses that possess characteristics they believe foster the creation of long-term value. Davis aims to invest in such businesses when they are trading at a discount to their intrinsic worth. The Davis Value Portfolio is a series of the Davis Variable Account Fund and is advised by Davis Selected Advisers, L.P.

T. Rowe Price Equity Income Portfolio VIP II	Long-term capital appreciation	Large value	To invest at least 80% of the fund’s net asset in common stocks, with 65% in the common stocks of well-established companies paying above-average dividends, with favorable prospects for both increasing dividends and capital appreciation. The T. Rowe Price Equity Income Portfolio VIP II is advised by T. Rowe Price Associates.

Wilshire Large Company Value Portfolio (Investment Class)	Long-term capital growth	Large value	Seeks to provide investment results of a portfolio of publicly traded common stocks of companies in the large company value segment of the Dow Jones Wilshire 5000 Index. The large company value segment of the Dow Jones Wilshire 5000 Index represents companies with the largest market capitalization — generally in excess of $1.9 billion. The Wilshire Target Mutual Funds are advised by Wilshire Associates Incorporated.

Dow Jones Wilshire 5000 Index Portfolio (Investment Class)	Capital growth	Large core	Seeks to replicate as closely as possible, before expenses, the performance of the Dow Jones Wilshire 5000 Index. The Dow Jones Wilshire 5000 Index measures the performance of all equity securities of U.S. headquartered issuers with readily available price data. The fund invests primarily in the common stocks of companies included in the Index that are representative of the entire Index. The Wilshire Target Mutual Funds are advised by Wilshire Associates Incorporated.

Fidelity VIP Growth & Income Portfolio SC2	Current income/capital growth	Large core	Invests primarily in common stocks with a focus on those that pay current dividends and show potential for capital growth. The Fidelity VIP Growth and Income Portfolio is a series of the Fidelity VIP Series and is advised by Fidelity Management & Research Co.

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Name	Objective	Investment Type	Investment Strategy and Adviser

Fidelity VIP Index 500 Portfolio SC2	Current income/capital growth	Large core	The fund seeks to provide investment results that correspond to the total return performance of common stocks publicly traded in the United States. The fund normally invests at least 80% of its assets in common stocks included in the S&P 500. The S&P 500 represents companies with a market capitalization in excess of $4 billion The Fidelity VIP Index 500 Portfolio is a series of the Fidelity VIP Series and is advised by Fidelity Management & Research Co. The Fidelity VIP Index 600 is managed by Goede, a subadvisor to the fund.

Wilshire VIT Equity Fund	Long-term capital growth	Large core	The fund seeks long-term capital growth by investing primarily in equity securities. This is a moderately aggressive investment. The Wilshire VIT Funds are advised by Wilshire Associates Incorporated.

AllianceBernstein VPS Large Cap Growth Portfolio	Long-term capital growth	Large growth	The Portfolio invests primarily in the equity securities of U.S. companies. The Portfolio focuses on a relatively small number of intensively researched companies. AllianceBernstein tends to focus on those companies that have stron management, superior industry position, excellent balance sheets, and superior earnings growth prospects. The AllianceBernstein Large Cap Growth Portfolio is a series of the AllianceBernstein Variable Products Series Fund and is advised by AllianceBernstein L.P.

Fidelity VIP Growth Portfolio SC2	Capital growth	Large growth	The fund invests primarily in various common stocks issued by companies that the advisor believes have above-average growth potential, measured by earnings or revenue. The Fidelity VIP Growth Portfolio is a series of the Fidelity VIP Series and is advised by Fidelity Management & Research Co.

Wilshire Large Company Growth Portfolio (Investment Class)	Long-term capital growth	Large growth	Seeks to provide investment results of a portfolio of publicly traded common stocks of companies in the large company growth category of the Dow Jones Wilshire 5000 Index. The large company growth segment of the Dow Jones Wilshire 5000 Index represents companies with the largest market capitalizations — generally, in excess of $1.9 billion. The Wilshire Target Mutual Funds are advised by Wilshire Associates Incorporated.

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Name	Objective	Investment Type	Investment Strategy and Adviser

AllianceBernstein VPS Fund, Inc. Small/Mid Cap Value Portfolio	Long-term capital growth	Medium value	The Portfolio invests primarily in a diversified portfolio of equity securities of small- to mid-capitalization U.S. companies. For purposes of this policy “small to mid capitalization companies” are those that, at the time of investment, fall within the capitalization range between the small company on the Russell 2500 Value Index and the greater of $5 billion or the market capitalization of the largest company in the Russell 2500 Value Index. Under normal circumstances the Portfolio will invest at least 80% of its net assets in these types of securities. The Portfolio’s investment policies emphasize investment in companies that are determined by AllianceBernstein to be undervalued, using the fundamental value approach of AllianceBernstein. In selecting securities for the Portfolios’ portfolio, AllianceBernstein uses its fundamental research to identify companies whose long-term earnings power is not reflected in the current market price of their securities. The AllianceBernstein Variable Products Series Fund, Inc. Small/Mid Cap Value Portfolio is advised by AllianceBernstein L.P.

Ariel Fund®	Long-term capital appreciation	Medium value	The investment objective of the Ariel Fund is long-term capital appreciation. It seeks this objective through investing primarily in the stocks of companies with market capitalization between $1 billion and $5 billion. The Fund seeks to invest in quality companies in industries wher Ariel has expertise and only buys when Ariel determines that these businesses are selling at excellent values.. Ariel Fund is advised by Ariel Capital Management, LLC.

Fidelity VIP Mid Cap Portfolio SC2	Long-term capital growth	Medium core	Invests at least 80% of total assets in common stocks of domestic companies with medium market capitalization. The Fidelity VIP Mid Cap Portfolio is a series of the Fidelity VIP Series and is advised by Fidelity Management & Research Co.

Rainier Small/Mid Cap Equity Portfolio	Long-term capital growth	Medium core	Invests 80% of its assets in companies with small and medium capitalizations. The fund targets U.S. companies with the prospects of strong earnings growth selling at attractive valuations. The Rainier Small/Mid Cap Equity Portfolio is advised by Rainier Investment Management, Inc.

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Name	Objective	Investment Type	Investment Strategy and Adviser

Delaware VIP Growth Opportunities Series — Service Class	Long-term capital growth	Medium growth	Invests primarily in common stocks of medium-sized companies that whose market capitalizations fall within the range represented in the Russell Midcap Growth Index at the time of the Series’ investment. The Delaware VIP Growth Opportunities Series is advised by Delaware Management Company, a series Delaware Management Business Trust, which is an indirectly wholly-owned subsidiary of Delaware Management Holdings, Inc.

Putnam VT Vista Fund (IB Shares)	Capital growth	Medium growth	Invests mainly in common stocks of U.S. companies, with a focus on growth stocks. We invest mainly in midsized companies. Putnam VT Vista Fund is a series of the Putnam Variable Trust and is advised by Putnam Management.

Wells Fargo Advantage VT Discovery Fundsm	Long-term capital appreciation	Medium growth	Invests in equity securities of small-and medium-capitalization companies that we believe offer favorable opportunities for growth. Wells Fargo defines small- and medium-capitalization companies as those with marketed capitalizations at the time of purchase equal to or lower than the company wit the largest market capitalization in the Russell Midcap® Index. The Wells Fargo Advantage VT Discovery Fundsm is advised by Wells Fargo Funds Management, LLC.

Royce Capital Fund Small-Cap Portfolio	Long-term capital growth	Small value	Invests in small-cap companies using a disciplined value approach. The manager believes that investors in the Fund should have a long-term investment horizon of at least three-years. The Royce Capital Fund Small-Cap Portfolio is advised by Royce & Associated, LLC.

Wilshire Small Company Value Portfolio (Investment Class)	Long-term capital growth	Small value	Seeks to provide investment results of a portfolio with publicly traded common stocks of companies in the small company value sub-category of the Dow Jones Wilshire 5000 Index. The small company value segment of the Dow Jones Wilshire 5000 Index represents companies with smaller market capitalizations generally, between $165 million and $1.9 billion. The Wilshire Target Mutual Funds are advised by Wilshire Associates Incorporated.

Dreyfus Investment Portfolios: Small Cap Stock Index Portfolio — Service Shares	Long-term capital growth	Small core	The portfolio seeks to match the performance of the Standard & Poors (S&P) SmallCap 600 Index. To pursue this goal, the fund invests in a representative sample of stocks included in the S&P SmallCap 600 Index, and in futures whose performance is related to the index, rather than attempt to replicate the index. The Dreyfus Investment Portfolio: Small Cap Stock Index Portfolio is advised by The Dreyfus Corporation.

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Name	Objective	Investment Type	Investment Strategy and Adviser

Goldman Sachs VIT Structured Small Cap Equity Fund(2)	Long-term capital growth	Small core	The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) (“Net Assets”) in a broadly diversified portfolio of equity investments in small-cap U.S. issuers, including foreign issuers that are traded in the United States. However, it is currently anticipated that, under normal circumstances the Fund will invest at least 85% of its Net Assets in such equity investments.

* To the extent required by Securities and Exchange Commission (“SEC”) regulations, shareholders will be provided with sixty days notice in the manner prescribed by the SEC before any change in the Fund’s policy to invest at least 80% of its Net Assets in the particular type of investment suggested by its name.

The Goldman Sachs VIT Structured Small Cap Equity Fund is a series of the Goldman Sachs Variable Insurance Trust and is advised by Goldman Sachs Asset Management, L.P.

Neuberger Berman Genesis Fund — Advisor Class	Capital growth	Small core	Invests mainly in common stocks of small-capitalization companies. The managers look for undervalued companies whose current product lines and balance sheets are strong. Neuberger Berman Genesis Fund — Advisor Class is advised by Neuberger Berman Management Inc. and subadvised by Neuberger Berman, LLC.

AllianceBernstein VPS Fund, Inc. Small Cap Growth Portfolio	Long-term capital growth	Small growth	The Portfolio generally invests in a widely diversified portfolio of equity securities spread among many industries that offer the possibility of above-average earnings growth. Under normal circumstances, the Portfolio invests at least 80% of its net assets in equity securities of smaller companies. For these purposes “smaller companies” are those that, at the time of investment fall within the lowest 20% of the total U.S. equity market capitalization. Normally, the Portfolio invests in about 100-125 companies. The AllianceBernstein VPS Small Cap Growth Portfolio is advised by AllianceBernstein L.P.

Delaware VIP Trend Series — Service Class	Long-term capital growth	Small growth	Invests primarily in stocks of small growth-oriented or emerging companies that, in the management team’s view , are responsive to changes within the marketplace and have the fundamental characteristics to support continued growth. The Delaware VIP Trend Series is advised by Delaware Management Company, a series Delaware Management Business Trust, which is an indirectly wholly-owned subsidiary of Delaware Management Holdings, Inc.

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Name	Objective	Investment Type	Investment Strategy and Adviser

Wilshire VIT Small Cap Growth Fund	Long-term capital growth	Small growth	Invests in small cap equity securities (less than $2.5 billion at the time of investment) considered to have earnings growth potential. The Wilshire VIT Funds are advised by Wilshire Associates Incorporated.

Fidelity VIP Overseas Portfolio SC2	Long-term capital growth	International	Invests at least 80% of total assets in foreign securities. The fund normally invests primarily in common stocks. The Fidelity VIP Overseas Portfolio is a series of the Fidelity VIP Series and is advised by Fidelity Management & Research Co.

Wilshire VIT International Equity Fund	Long-term capital growth	International	Seeks long-term capital growth primarily through diversified holding of marketable foreign equity investments. Invests in the stock of large, well-managed, non-U.S. companies. The Wilshire VIT Funds are advised by Wilshire Associates Incorporated.

Wilshire VIT Socially Responsible Fund	Long-term capital growth	Specialty	Fund pursues its objective through a diversified portfolio composed primarily of marketable equity securities that the subadviser determines are socially responsible. The Wilshire VIT Funds are advised by Wilshire Associates Incorporated.

Delaware VIP REIT Series (Service Class)	Current income/Capital appreciation	Real estate	Seeks maximum long-term total return, with capital appreciation as a secondary objective. The Delaware VIP REIT Series is advised by Delaware Management Company, a series Delaware Management Business Trust, which is indirectly wholly-owned subsidiary of Delaware Management Holdings, Inc.

Fidelity VIP High Income Portfolio SC2	High current income/Capital growth	Bond	Invests in income-producing debt securities, preferred stocks and convertible securities, with an emphasis on low-quality debt securities. The Fidelity VIP High Income Portfolio is a series of the Fidelity VIP Series and is advised by Fidelity Management & Research Co.

Fidelity VIP Investment Grade Bond Portfolio SC2	Current income	Bond	Invests in U.S. dollar-denominated investment-grade bonds. The fund invests across different market sectors and maturities. The Fidelity VIP Investment Grade Bond Portfolio is a series of the Fidelity VIP Series and is advised by Fidelity Management & Research Co.

Wilshire VIT Income Fund	Current income	Bond	Seeks to achieve a long-term total rate of return in excess of U.S. bond market over a full-market cycle. The Wilshire VIT Funds are advised by Wilshire Associates Incorporated.

Wilshire VIT Short-Term Investment Fund	Current income/Preservation of capital	Bond	Seeks to realize maximum current income to the extent consistent with liquidity. Preservation of principal is a secondary objective. The Wilshire VIT Funds are advised by Wilshire Associates Incorporated

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Name	Objective	Investment Type	Investment Strategy and Adviser

Wilshire VIT Balanced Fund(1)	Capital growth/Current income	Balanced	Seeks to realize a high, long-term total rate of return consistent with prudent investment risks. The Wilshire VIT Funds are advised by Wilshire Associates Incorporated.

T. Rowe Price Prime Reserve Portfolio	Current income/Preservation of capital	Money Market	The fund invests in high-quality, short-term securities with maturities of 13 months or less. The T. Rowe Price Prime Reserve Portfolio is advised by T. Rowe Price Associates.

(1)	Each of these Underlying Funds is considered a “fund of funds”. This means that the Underlying Fund purchases shares of other funds. A fund of funds may have higher expenses than funds investing directly in debt and equity securities.

(2)	On and after May 1, 2008, Participants generally may not begin or increase premium payment allocations or make new transfers to the following Subaccounts. However, if Participants are currently participating in the dollar cost averaging program or the rebalancing program with allocations to the following Subaccounts, they may continue the program(s), but may not begin or increase allocations to the following Subaccounts. Additionally, if they are currently allocating Net Premium to the following Subaccounts, Participants may continue those allocations.

Goldman Sachs VIT Structured Small Cap Equity Fund

The Underlying Funds may sell shares to separate accounts established by other insurance companies to support variable annuity contracts and variable life insurance policies or qualified retirement plans, or to certain pension and retirement plans qualifying under Section 401 of the IRC. It is possible that, in the future, material conflicts could arise as a result of such “mixed and shared” investing.

The investment objectives and policies of certain Underlying Funds are similar to the investment objectives and policies of other mutual funds that may be managed by the same investment adviser or manager. The investment results of the Underlying Funds may differ from the results of these other mutual funds. There can be no guarantee, and no representation is made, that the investment results of any of the Underlying Funds will be comparable to the investment results of any other mutual fund, even if the other mutual fund has the same investment adviser or manager.

Availability of Options — Some Underlying Funds may not be available through certain Plans or in some states. For example, some Underlying Funds may be unavailable in a particular state due to state law limits on total aggregate charges applicable to investment options offered.

Limit on Number of Subaccounts Selected — HMLIC reserves the right to limit the number of Investment Options selected at one time during the accumulation phase or the annuitizations phase of Your Certificate.

Selection of Underlying Funds — We select the Underlying Funds offered through the Contract based on several criteria, including asset class coverage, the strength of the adviser’s or sub-adviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor We consider during the selection process is whether the Underlying Fund, its adviser or sub-adviser or an affiliate will make payments to Us or Our affiliates. (For additional information on these arrangements, see “Payments We Receive.”) We review the Underlying Funds periodically and may remove an Underlying Fund or limit its availability for new Net Premium and/or transfers of Participant Account Value if We determine that the Underlying Fund no longer meets one or more of the selection criteria, and/or if the Underlying Fund has not attracted significant allocations from Participants. We do not provide investment advice and do not recommend or endorse any particular Underlying Fund. The Plan will determine which Investment Options are available for its Participants. You bear the risk of any decline in Your Variable Account Value resulting from the performance of the Underlying Funds You have chosen.

Payments We Receive — As described above, an Underlying Fund or an investment advisor or a sub-advisor of an Underlying Fund (or its affiliates) may make payments to Us and/or certain of Our affiliates. For certain Underlying Funds, some or all of such payments may be made from 12b-1 fees or service fees that are deducted from the Underlying Fund assets. In a “fund of funds” situation, We and/or certain of Our affiliates may receive 12b-1 fees on assets in the funds within the fund of funds. In such cases, We (and Our affiliates) do not also receive 12b-1 fees from the fund of funds for those same assets. Other payments may be derived, in whole or in part, from the advisory fee deducted from Underlying Fund assets. Plan Participants, through their indirect investment in the Underlying Funds, bear the costs of these advisory fees (see the prospectuses for the Underlying Funds for more information). The amount of the payments We (or our affiliates) receive generally is based on a percentage of assets of the Underlying Fund attributable to the Certificates and certain other variable insurance products that We issue. These percentages differ and some Underlying Funds or their advisors or subadvisors (or their affiliates) may pay Us more than others. These percentages currently range up to 0.50%.

In addition, We receive payments from Wilshire Associates Incorporated, as a result of our involvement in developing and launching the Wilshire Variable Insurance Trust Lifecycle Funds (“Lifecycle Funds”). These payments are derived from the advisory fees deducted from Lifecycle fund assets, which are paid by all investors in the Lifecycle Funds, including Participants who elect to allocate Net Premium or Account Value to one or more Lifecycle Funds.

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Proceeds from certain of these payments may be used for any corporate purpose, including payment of expenses that We and/or Our affiliates incur in promoting, marketing and administering the Contracts (and the Certificates thereunder), and that We, in the role of intermediary, incur in promoting, marketing and administering the Underlying Funds. We and Our affiliates may profit from these payments.

Addition, Deletion, or Substitution of Underlying Funds — We do not guarantee that each Underlying Fund will always be available for investment through the Contract or the Certificates thereunder. We reserve the right, subject to compliance with applicable law, to add new underlying funds or classes of underlying funds, close existing Underlying Funds or classes of Underlying Funds, or substitute shares of a different underlying fund for Underlying Fund shares that are held by a Subaccount. New or substitute underlying funds may have different fees and expenses and their availability may be limited to certain classes of purchasers. We will not add, delete or substitute any shares attributable to Your interest in a Subaccount without notice to You and prior approval of the SEC and any state governmental agency, to the extent required by the 1940 Act or other applicable law.

We also may establish or add new Subaccounts, remove existing Subaccounts, or combine Subaccounts. We also reserve the right to deregister the Separate Account, or to operate the Separate Account in another form permitted by law.

Voting Rights — We are the legal owner of the Underlying Fund shares held in the Separate Account and have the right to vote on all matters submitted to Underlying Fund shareholders. Nevertheless, unless otherwise restricted by the Plan under which a Certificate is issued, each Participant has the right to instruct HMLIC with respect to voting his or her interest in the shares of the Underlying Funds held by the Separate Account at all shareholder meetings.

Participants will receive various materials, such as proxy materials and voting instruction forms, that relate to voting Underlying Fund shares. The number of votes that a Participant may cast is based on the number of Accumulation Units or Annuity Units owned as of the record date of the shareholder meeting.

We will vote all of the shares We own, including those for which We have received no instructions and those attributable to investment by HMLIC, in proportion to the vote by Participants who have Separate Account units, as long as such action is required by law. Therefore, the outcome of the vote could be decided by a few Participants who provide timely voting instructions. Should federal securities laws, regulations, or interpretations change, We may elect to vote Underlying Fund shares in Our own right. If required by state insurance officials, or if permitted under federal regulations, We may disregard certain Participant voting instructions under certain circumstances.

The Contract

Who owns the money accumulated under the Contract?

Under the Contract, we may establish one or more accounts for You. Generally, we establish a Certificate Account to receive salary reduction and rollover amounts and a Contract Account to receive employer contributions. You have the right to the value of Your Certificate Account and any Contract Account established on Your behalf.

Participants’ Rights

The Contract and the Certificates thereunder will be issued under a Qualified Plan, as defined in this prospectus, and are subject to certain tax restrictions. See “Tax Consequences.”

To participate in a Qualified Plan, the Participant may be required to forego certain rights granted by the Certificate and should refer to the provisions of his or her Certificate, the provisions of the Plan Document and/or applicable provisions of the IRC.

Unless otherwise provided by law, and subject to the terms of any governing Plan Document, or to the rights of any irrevocable beneficiary, the Participant may exercise all privileges of ownership, as defined in the Certificate. These privileges include the right during the period specified in the Certificate to change the beneficiary, and to agree to a modification of the Certificate terms. No designation or change in designation of a beneficiary will take effect unless We receive written request therefore at Our Home Office. The request will take effect as of the date We receive it, subject to payment or other action taken by Us before Your request was received.

Purchasing a Certificate

To purchase a Certificate, You must complete an enrollment form bearing all requested signatures and a properly endorsed suitability questionnaire. For 457(b) and 401 Plans the employer will purchase the Certificate on behalf of the employee. The Participant will be required to complete an enrollment form and suitability form. The Participant must also acknowledge receipt of the 457(b) disclosure form.

Enrollment forms are to be sent to Our Home Office. If Your enrollment form is complete and Your initial premium payment has been received at Our Home Office, We will issue Your Certificate within two business days of receipt, and credit Your initial Net Premium to Your Certificate. We deem receipt to occur on a Valuation Date if We receive Your properly completed enrollment form and premium payment at Our Home Office before 3:00 p.m. Central Time. If received after 3:00 p.m. Central Time, We deem receipt to occur on the following Valuation Date.

If an incomplete enrollment form is received, HMLIC will promptly request additional information needed to process the enrollment form. The initial premium payment will be held in a suspense account, without interest, for a period not exceeding five business days. If the necessary information is not received within these five business days

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HMLIC will return the initial premium payment, unless otherwise directed by the Participant.

Although We do not anticipate delays in Our receipt and processing of enrollment forms or premium payment requests, We may experience such delays to the extent agents fail to forward enrollment forms and premium payments to Our Home Office on a timely basis.

Canceling the Certificate

Subject to state insurance laws, You have the right to cancel the Certificate for any reason within 30 days after You receive the Certificate. To cancel a Certificate, You must provide written notice of cancellation and return the Certificate to Us at Our Home Office, or to the agent who sold it, within this “free look period.” HMLIC will refund the greater of: (1) the premium payments made for the Certificate, less any withdrawals and any outstanding loan balance; or (2) the Participant Account Value minus any applicable premium bonus as of the date the returned Certificate was received. We will pay the refund within 10 calendar days after we receive the Certificate. Upon return of the Certificate, it will be deemed void.

Premium Payments

Amount and Frequency of Premium Payments — Net Premium allocated to the Separate Account will be applied at the applicable Accumulation Unit Value next determined following receipt in good form. The minimum premium payment for a Certificate Account is $25 per month or $300 per year. Any Net Premium received and considered to be in good form will be credited on the next Valuation Date following receipt. We deem receipt to occur on a Valuation Date if We receive Net Premium at Our Home Office before 3:00 p.m. Central Time on that day. If received after 3:00 p.m. Central Time, We deem receipt to occur on the following Valuation Date. HMLIC pays a premium bonus under Certificates to which the premium bonus rider is attached. There is no rider-specific charge for the Premium Bonus Rider.

The IRC limits the amounts that may be contributed to Qualified Plans. See “Tax Consequences — Certificate Owners — Contribution Limitations and General Requirements Applicable to Qualified Plans.”

Allocation of Net Premium — When You complete Your enrollment form, You will give Us instructions on how to allocate Your Net Premium among the Investment Options. The amount You direct to a particular Investment Option must be in whole number percentages from 1% to 100% of the Net Premium. If You make additional premium payments, We will allocate the Net Premium in the same manner as Your initial Net Premium unless You change the allocation percentages. The minimum Net Premium amount allocated to any Investment Option in any given Certificate Year must equal or exceed $100. A request to change the allocation of premium payments will be effective on the first Valuation Date following receipt of the request by HMLIC’s Home Office unless a future date is requested. The Participant may request a change of allocation at any time.

Accumulation Units and Accumulation Unit Value — Net Premium allocated to the Separate Account is credited on the basis of Accumulation Unit Value. The number of Accumulation Units purchased by Net Premium is determined by dividing the dollar amount credited to each Subaccount by the applicable Accumulation Unit Value next determined following receipt of the payment at Our Home Office. The value of an Accumulation Unit is affected by the investment experience of the Underlying Fund, operating expenses of the Underlying Fund and the deduction of certain charges under the Certificate.

Accumulation Units are valued on each Valuation Date. If We receive Your premium payment before 3:00 p.m. Central Time (or before the close of the New York Stock Exchange, if earlier), We will process the order using the applicable Subaccount Accumulation Unit Value determined at the close of that Valuation Date. If We receive Your premium payment at or after 3:00 p.m. Central Time (at or after the close of the New York Stock Exchange, if earlier), We will process the order using the applicable Subaccount Accumulation Unit Value determined at the close of the next Valuation Date.

The Accumulation Unit Value of a Subaccount for any Valuation Period is equal to:

•	the net asset value of the corresponding Underlying Fund attributable to the Accumulation Units at the end of the Valuation Period;

•	plus the amount of any income or capital gain distributions made by the Underlying Fund during the Valuation Period;

•	minus the dollar amount of the mortality and expense risk fee and applicable rider charges we deduct for each day in the Valuation Period;

•	divided by the total number of Accumulation Units outstanding at the end of the Valuation Period.

Transactions

Transfers — Subject to certain restrictions, You may transfer amounts from one Subaccount to another, and to and from the Fixed Account of the Certificate, at any time before the Annuity Date. We reserve the right to limit transfers from the General Fixed Account before the Annuity Date as follows:

•	No more than 25% of the General Fixed Account value can be transferred to one or more Guarantee Period Accounts or Subaccounts during a 365 day period.

•	If a request to transfer the total General Fixed Account value to one or more Guarantee Period Accounts or Subaccounts is received, the General Fixed Account value will be transferred over a four-year period. No more than 25% of the amount will be transferred in any year prior to the year of the final transfer.

Transfers from the Guarantee Period Accounts may be subject to a Market Value Adjustment. See Your Certificate for details.

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We may not accept or We may defer transfers at any time that We are unable to purchase or redeem shares of an Underlying Fund. We reserve the right to terminate the transfer privilege at any time for all Participants. We also reserve the right to restrict or terminate the transfer privilege for any specific Participant if in Our opinion We determine the Participant to be using the Certificate for the purposes of market timing or for any other purpose that We, in our sole discretion, determine to be potentially detrimental to other shareholders of an Underlying Fund. See the “Market Timing” section below.

You may transfer value from one existing Investment Option into other Investment Options. We reserve the right to limit the number of Investment Options you can choose to transfer into. The minimum amount that can be transferred is $100 or the entire dollar value of the Investment Option, whichever is less. A transfer may not leave an Investment Option with a balance of less than $100.

A Participant may elect to transfer funds between Subaccounts and the Fixed Account by submitting a written request to Our Home Office, by sending a telefacsimile (FAX) transmission request to (877) 832-3785, by telephoning (217) 789-2500 or (800) 999-1030 (toll-free), or by accessing Our website at www.horacemann.com and looking in the “Account Access” section.

CAUTION: Telephone and computer systems may not always be available. Any telephone or computer systems, whether Yours, Your service provider’s, Your agent’s, or Our’s, can experience outages or slowdowns for a variety of reasons. These outages may delay or prevent Our processing of Your transaction request. If You experience technical difficulties or problems, You should make your transaction request in writing to Our Home Office. You also should protect Your PIN, because self-service options will be available to anyone who provides Your PIN. We will not be able to verify that the person providing electronic transfer instructions via automated telephone or online systems and providing validating information is You or is authorized by You.

Depending on the means used to request a transfer, the request must: (1) be signed by the Participant or, for telephone and website transactions, accompanied by validating information, (2) include the name of the Participant and the Certificate number, and (3) specifically state the dollar amount, a whole percentage, or the number of Accumulation Units to be transferred. The request also must specify the Subaccounts from which and to which the transfer is to be made. Transfers are effective on the first Valuation Date following receipt of the request (in a form acceptable to Us) at Our Home Office unless a future date is requested. See “Other Information — Forms Availability.”

On and after May 1, 2008, no new transfers are allowed to the following Subaccounts:

Goldman Sachs VIT Structured Small Cap Equity Fund

Dollar Cost Averaging — Dollar cost averaging is a systematic method of investing in which securities are purchased at regular intervals in fixed dollar amounts so that the cost of the securities is averaged over time and possibly over various market cycles. Dollar cost averaging transfers are completed by periodically transferring equal amounts of money. You may preschedule a series of transfers between Investment Options to take advantage of dollar cost averaging. You may select from a 3-month, 6-month or 12-month period to complete the dollar cost averaging program. HMLIC reserves the right to limit the number of Investment Options available for the dollar cost averaging program. You may request dollar cost averaging by the same means as described above for transfers. This option is only available before the Annuity Date.

The transfers will begin on the first Valuation Date following receipt of the request in HMLIC’s Home Office and will continue on this day each month until the program is completed. If the original request is received on the 29th, 30th or 31st of the month, all subsequent transfers will be processed as of the 28th of the month. If You should decide to cancel an existing dollar cost averaging program, You must notify HMLIC’s Home Office either in writing, by calling (800) 999-1030 (toll-free), by telefacsimile (FAX) transmission to (877) 832-3785 or by accessing Our website at www.horacemann.com and looking in the “Account Access” section.

Because the values of the Subaccounts from which the transfers may occur may decrease over time, the dollar cost averaging program may conclude earlier than scheduled. In addition, the last dollar cost averaging transfer may be for less than all prior transfers. Finally, the value of a Subaccount may increase and result in a balance remaining at the end of the period selected.

All requests must identify the Participant’s name and Certificate number, specify the Investment Options to be utilized and the amounts to be taken from each, and include proper authorization, such as a signature on a form or validating information if using the telephone or company website.

On and after May 1, 2008, no new dollar cost averaging programs are allowed to start to the following Subaccounts:

Goldman Sachs VIT Structured Small Cap Equity Fund

Rebalancing — Rebalancing is the periodic adjusting of Investment Option balances to maintain a preestablished asset allocation strategy. You may request a rebalancing of Your Participant Account Value either once or on a periodic basis.

For periodic rebalancing requests, You may select from a quarterly, semiannual or annual period. Rebalancing is continuous for the period(s) selected unless changed or discontinued by the Participant. HMLIC reserves the right to limit the number of Investment Options available for the rebalancing program. You may request rebalancing by the same means as described above for transfers. This option is only available before the Annuity Date.

Rebalancing will begin on the first Valuation Date following receipt of the request in Our Home Office. For periodic rebalancing requests, subsequent rebalancing of Your Participant Account Value will continue to occur on the same calendar day of each scheduled month. If the original request is received on the 29th, 30th or 31st of the month, all subsequent rebalancing of Your Participant Account Value

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will be processed as of the 28th of the month. If You should decide to cancel an existing rebalancing program, You must notify Our Home Office either in writing, by calling (800) 999-1030 (toll-free), by telefacsimile (FAX) transmission to (877) 832-3785, or by accessing Our website at www.horacemann.com and looking in the “Account Access” section.

All requests must identify the Participant’s name and Certificate number, specify the Investment Options to be utilized and the amount to be taken from each, and include proper authorization, such as a signature on a form or validating information if using the telephone or Our website.

On and after May 1, 2008, no new rebalancing programs are allowed to start to the following Subaccounts:

Goldman Sachs VIT Structured Small Cap Equity Fund

Changes to Premium Allocations — A Participant may elect to change the allocation of future Net Premium at any time by mailing a written request to HMLIC at P.O. Box 4657, Springfield, Illinois 62708-4657, by calling (800) 999-1030 (toll-free), by telefacsimile (FAX) transmission to (877) 832-3785, or by accessing Our website at www.horacemann.com and looking in the “Account Access” section. Depending on the means used to request a change, the request must: (1) be signed by the Participant or, for telephone and website transactions, accompanied by validating information, (2) include the Participant’s name and Certificate number, and (3) specify the new allocation percentage for the Investment Option (in whole percentages). Allocations made to the Investment Options must total 100%. HMLIC reserves the right to restrict the minimum Net Premium amount allocated to any Investment Option in any given Certificate Year to $100. Changes in allocation instructions are effective on the first Valuation Date following receipt of the request by Our Home Office unless You specify a later date. See “Other Information — Forms Availability.”

On and after May 1, 2008, existing Participants are not allowed to begin or increase allocations to the following Subaccounts:

Goldman Sachs VIT Structured Small Cap Equity Fund

Market Timing — The Certificates and the Subaccounts are not designed for ’market timing’ through frequent transfers or transfers that are large in relation to the total assets of the Underlying Fund. HMLIC discourages and does not accommodate frequent transfers among the Subaccounts or between the Subaccounts and the Fixed Account. Trading strategies that seek to benefit from short-term price fluctuations or price irregularities cause disruption to the Underlying Funds’ investment strategies, with potential resulting harm to performance and increased trading costs or Underlying Fund expenses, and are thereby potentially harmful to Underlying Fund shareholders, generally and Participants and their Certificate performance, more specifically.

If HMLIC determines, in its sole discretion, that Your transfer patterns among the Subaccounts reflect a market timing strategy, it will take action to protect the other Participants. In making these determinations, We may consider the combined transfer activity of Certificates that we believe are under common ownership, control or direction. HMLIC does not include transfers made pursuant to dollar cost averaging or rebalancing when considering whether to take action. HMLIC applies its market timing policies and procedures uniformly to all Participants of Contracts offered under this prospectus.

Such action will include requiring future transfer requests under the Certificate to be submitted with an original signature via U.S. Mail for a finite period of time or for the duration of the Certificate. If this restriction is imposed, We will reverse within one business day any transaction inadvertently processed that is not in compliance with the restriction. You will receive written confirmation of any such reversal.

If HMLIC determines that You are engaging in a pattern of transfers that reflects a market timing strategy or is potentially harmful to other Participants, it will notify You in writing of any restrictions.

The detection and deterrence of market timing involves judgments that are inherently subjective. Our ability to detect such activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by others to avoid detection. Accordingly, there is no assurance that We will deter all market timing activity. Therefore, Participants may be subject to the risks described above.

The Underlying Funds may have their own policies and procedures with respect to frequent purchases and redemptions of their shares, which are described in the Underlying Fund prospectuses. For example, Underlying Funds may assess a redemption fee (which We reserve the right to collect) on shares held for a relatively short period of time. Such policies and procedures may be more or less restrictive than HMLIC’s policies and procedures. As a result, We may not have the contractual obligation or the operational capacity to apply the frequent trading policies and procedures of the Underlying Funds. However, We reserve the right to defer or restrict transfers at any time that We are unable to purchase or redeem shares of any of the Underlying Funds, including any refusal or restriction on purchases or redemptions as a result of the frequent trading policies and procedures of the Underlying Funds. HMLIC also reserves the right to administer redemption fees imposed by one or more of the Underlying Funds. The prospectuses of the Underlying Funds include more details on the ability of the Underlying Funds to refuse or restrict purchases or redemptions of their shares.

Participants should be aware that We are required to provide to an Underlying Fund, promptly upon request, certain information about the trading activity of individual Participants, and to restrict or prohibit further purchases or transfers by specific Participants identified by the Underlying Fund as violating the frequent trading policies established for that Underlying Fund.

Surrender or Withdrawal Before Commencement of Annuity Period — Participant Account Value may only be withdrawn from Section 403(b) contracts, 457(b) contracts or 401 contracts under certain circumstances. (See “Tax Consequences.”) However, if not restricted by the IRC or

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applicable Plan under which the Certificate is issued, You may surrender the Certificate or withdraw part of Your Participant Account Value for cash before Annuity Payments begin. Any partial withdrawal is subject to a $100 minimum and may not reduce the Participant’s interest in an Investment Option to less than $100.

The surrender or partial withdrawal of Variable Account Value (rollover, exchange, etc.) is determined on the basis of the Accumulation Unit Value next computed following the receipt of a valid request for surrender or partial withdrawal in Our Home Office. A surrender or partial withdrawal from a Guarantee Period Account may result in a Market Value Adjustment. A surrender or partial withdrawal may result in adverse federal income tax consequences to the Participant. These consequences include current taxation of payments received, and may include penalty taxes resulting from premature distribution. (See “Tax Consequences.”)

A Participant eligible to surrender or request a partial withdrawal may elect to do so by submitting a signed, written request to HMLIC at Our Home Office at P. O. Box 4657, Springfield, Illinois 62708-4657. A partial withdrawal or surrender request must be in a form acceptable to HMLIC; telefacsimile (FAX) transmissions of the request will be accepted only if the request is sent to (877) 832-3785 and the proceeds are sent to the Participant. Telefacsimile (FAX) transmissions of the request will not be accepted if the proceeds are not sent to the Participant. See “Tax Consequences” and “Other Information — Forms Availability.” Additional forms or requirements may be imposed by the employer.

Withdrawals and surrenders will be processed either on a date specified by You in a request, provided the date specified occurs on or after receipt of the request at Our Home Office, or at the next computed value following receipt of a valid request at Our Home Office.

For Your protection, We will send a confirmation letter on all address changes. If You have requested an address change within 15 days prior to Your surrender or withdrawal request, We will hold Your request until We have acquired confirmation of the correct address. Upon receipt of Your confirmation of the address, We will consider the surrender or withdrawal request to be received in good form.

We may apply a surrender charge based on the Premium Year of each premium payment. We make withdrawals from Your Participant Account Value in the following order:

1.	from the premium payment paid on a first in first out basis; then

2.	from Variable Account earnings, any Fixed Account interest and any premium bonuses paid.

Premium bonuses (if applicable) and any earnings thereon are treated as earnings under a Certificate for purposes of the surrender charge. We do not assess a surrender charge on Certificate earnings.

Under conditions set forth in the Contract (and Your Certificate), We may waive any applicable surrender charges and any Market Value Adjustment on withdrawals or surrenders of cumulative amounts of premium payments received for Your Certificate and not assumed to have been withdrawn previously. When a withdrawal occurs for which surrender charges are waived, no premium payment is assumed to have been withdrawn. Once a premium payment is assumed to be withdrawn for surrender charge purposes, it will not be assumed to be withdrawn for any subsequent withdrawal or surrender. Surrender charges on all premium payments cease on the Certificate Anniversary stated in Your Certificate. See Your Certificate for the specific details.

If a withdrawal or surrender is taken from a Guarantee Period Account, a Market Value Adjustment may also be applied. See Your Certificate for specific details.

The applicable surrender charge will be deducted from the amount withdrawn and the balance will be paid to You. For example, given a single premium payment of $10,000 to the Variable Account and a 5% surrender charge, a request to withdraw $3,000 will result in a surrender charge of $3,000 X 5% = $150, which will be deducted from the withdrawal and the balance of $2,850 would be paid to You. Withdrawals are assumed to be from premium first, so the entire withdrawal would be assumed to be from the premium. Any taxes withheld will reduce the dollar amount of the distribution received. When You wish to receive a certain amount after the deduction of any surrender charges or applicable taxes, this is called a net withdrawal. We will determine what the total withdrawal and applicable charges would be to result in a desired net withdrawal when possible. In order for You to receive a net withdrawal of $3,000 in this example, we would need to withdraw $3,158 from your account raising the surrender charge to $3,158 X 5% = $158 with the balance of $3,000 paid to You.

The surrender charge is assessed on the basis of the premium payments surrendered or withdrawn and will never exceed 9% of Your total Net Premium during the lifetime of the Certificate as required by SEC regulations, because the maximum surrender charge as determined by HMLIC is guaranteed not to exceed 8%.

If premium taxes are deducted before surrender or withdrawal, any reduction of HMLIC’s premium tax liability resulting from the surrender or withdrawal will be to HMLIC’s benefit.

If You request a withdrawal for hardship purposes from Your 403(b) Certificate or from Your employer’s 401(k) plan using the safe harbor regulations of the IRC, You will be suspended from making contributions to this and all other retirement plans of Your employer for six months (or an additional period of time as may be provided in Your employer’s Plan Document). You should consult with Your Plan administrator for further guidance before making a hardship withdrawal. After the six-month period (or other applicable period) is completed, You may resume making contributions.

Payments We Make — HMLIC ordinarily completes a transaction within seven calendar days after receipt of a proper request to transfer, surrender, partially withdraw or commence Annuity Payments. The value of a Certificate is determined as of the Valuation Date on which a valid transaction request is received. However, determination of Participant Account

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Value and processing the transaction may be deferred for: (1) any period during which the NYSE is closed for other than customary weekend or holiday closings, or during which trading on the NYSE is restricted by the Securities and Exchange Commission(“SEC”); (2) any period when the SEC determines that an emergency exists that makes it not reasonably practical to sell securities or to fairly determine Accumulation Unit Values or Annuity Unit Values; or (3) any other period designated by the SEC to protect persons with interests in the Separate Account.

We reserve the right to defer payment of amounts from the Fixed Account for up to six months after receipt of Your written request, but only after We have made a written request and received written approval of the insurance department of the state in which the Contract was delivered. We will pay interest from the date of receipt of Your written request on any payment deferred for 30 days or more at the applicable interest rate.

If You have submitted a check or draft to Our Home Office, We have the right to defer payment of surrenders, withdrawals, death benefit proceeds, or payments under a settlement option until the check or draft has been honored.

If mandated under applicable law, We may be required to reject a premium payment and/or block a Participant’s account and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans (if applicable), or death benefits until instructions are received from the appropriate regulators. We also may be required to provide additional information about a Participant or a Participant ’s account to governmental regulators.

Confirmations — HMLIC mails written confirmations of premium payments to Participants on a quarterly basis within five business days following the end of each calendar quarter. Written confirmations of transfers, changes in allocations, withdrawals and surrenders are mailed to Participants within seven calendar days of the date the transaction occurred.

If a Participant believes that the confirmation statement contains an error, the Participant should notify HMLIC as soon as possible after receipt of the confirmation statement. Notice may be provided by writing to HMLIC, P. O. Box 4657, Springfield, Illinois 62708-4657, by sending a telefacsimile (FAX) transmission to (877) 832-3785, or by telephoning (217) 789-2500 or (800) 999-1030 (toll free).

Deductions and Expenses — We make certain charges and deductions under the Certificates. These charges and deductions compensate Us for: services and benefits We provide; costs and expenses We incur; and risks We assume. The fees and charges deducted under the Certificate may result in a profit to Us.

Services and Benefits We Provide

•	the death benefit, and cash benefits under the Certificates

•	Investment Options, including Net Premium allocations

•	administration of elective options

•	the distribution of reports to Contract Owners and Participants

•	Annuity Payment options

Costs and Expenses We Incur:

•	costs associated with processing applications and enrollment forms and with issuing and administering the Contracts and Certificates

•	overhead and other expenses for providing services and benefits, sales and marketing expenses, including compensation paid in connection with the sale of the Contracts and the Certificates thereunder. Sales commissions typically range from 1% to 11% of the premium payments received.

•	other costs of doing business, such as collecting premium payments, maintaining records, effecting transactions, and paying federal, state and local premium, and other taxes and fees

Risks We Assume:

•	that the costs of providing the services and benefits under the Contracts and Certificates exceed the charges We deduct

Waiver, Reduction or Elimination of Deductions and Expenses — We may reduce, waive or eliminate any of the deductions or expenses for the Contract and Certificates under a particular Plan. Any such reduction will reflect the differences we expect in distribution costs or services meant to be defrayed by such charges. Factors we consider for a reduction, waiver or elimination of deductions or expenses include, but are not limited to, the following:

•	The number of Participants under the Plan;

•	The type and nature of the group to which a Contract is issued;

•	The expected level of assets and/or cash flow under the Plan;

•	Our agents’ involvement in sales activities;

•	Our sales-related expenses,

•	Distribution provisions under the Plan;

•	The Plan’s purchase of one or more other variable annuity contracts from Us and the features of those contracts;

•	The level of employer involvement in determining eligibility for distributions under the Certificates;

•	Our assessment of the financial risk to Us relating to withdrawals;

•	Whether the Contract results from the exchange of another contract issued by Us to the sponsor of the Plan; and

•	Features of the Plan.

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We will not reduce, waive or eliminate any deduction or expense in a manner that is unfairly discriminatory against any person.

We may also apply different deduction and expense provisions in Contracts issued to certain employer groups or associations that have negotiated the Contract terms on behalf of their employees. We will offer any resulting deduction or expense uniformly to all employees in the group.

All charges, deductions and expenses applicable to Your Certificate will be stated in Your Certificate.

Premium Taxes — Certain state and local governments levy a premium tax, currently between 0 and 1%. We will deduct any premium taxes relating to the Certificates from the premium or from the Annuitized Value, when applicable. The amount of such premium taxes, if any, and the time of deduction of those taxes will be determined by the Participant’s current place of residence.

Surrender Charges — If You make a withdrawal or surrender under the Certificate, HMLIC will assess a charge to compensate it for the cost of selling the Certificate.

The surrender charge will never be greater than the schedule below:

Premium Year	Percentage of premium

1	8%
2	7.5%
3	7%
4	6%
5	5%
Thereafter	0%

Withdrawals may not be made from Section 403(b), 457(b), and certain Section 401(a) Certificates, except under certain circumstances. (See “Tax Consequences.”) However, if not restricted by the IRC or applicable Plan under which the Certificate is issued, a Participant may surrender the Certificate in whole or withdraw a portion of the Participant Account Value for cash before Annuity Payments begin.

In some situations, You may make a withdrawal with no Surrender Charge. Please see Your Certificate for further details. For further information regarding surrender or withdrawals see “The Contract-Transactions-Surrender or Withdrawal Before Commencement of Annuity Period.”

Annual Maintenance Fee — We will deduct an annual maintenance fee of no more than $36 from each Certificate on each Certificate Anniversary. This fee will be waived if the Participant Account Value equals or exceeds $50,000 at the time the fee is assessed. We will deduct a proportionate amount of the annual maintenance fee upon the surrender of a Certificate.

The annual maintenance fee ceases when Annuity Payments begin. The annual maintenance fee is intended to reimburse HMLIC for actual expenses incurred in administering the Certificates. We do not expect to profit from such fee and assume the risk that this annual maintenance fee may be insufficient to cover the actual costs of administering the Certificates.

Mortality and Expense Risk Fee (“M&E Fee”) — For assuming mortality and expense risk, We apply an asset charge to the Subaccounts for the life of the Certificate. This fee may not exceed the annual rate of 1.25% of the daily net assets of the Separate Account (0.45% for mortality risk, and 0.80% for expense risk; these may vary from time to time); however, We reserve the right to change the fee (subject to the 1.25% ceiling) in the future. The fee is computed on a daily basis.

Charges for Optional Riders

Guaranteed Minimum Death Benefit Rider — Step-up with Return of Premium — Participants holding Certificates with this rider will each pay 0.20% or less of the average Variable Account Value on an annual basis*. The charge for this rider will continue until the Certificate is terminated or You annuitize the Participant Account Value. At this time HMLIC is not assessing a charge on the Fixed Account Value.

Guaranteed Minimum Death Benefit Rider — Return of Premium with Interest — Participants holding Certificates with this rider will each pay 0.30% or less of the average Variable Account Value on an annual basis*. The charge for this rider will continue until the Certificate is terminated or You annuitize the Participant Account Value. At this time HMLIC is not assessing a charge on the Fixed Account Value.

Guaranteed Minimum Death Benefit Rider — Return of Premium — Participants holding Certificates with this rider will each pay 0.05% or less of the average Variable Account Value on an annual basis. The charge for this rider will continue until the Certificate is terminated or You annuitize the Participant Account Value. At this time HMLIC is not assessing a charge on the Fixed Account Value.

*	If both the Guaranteed Minimum Death Benefit Rider-Annual Step-up with Return of Premium and the Guaranteed Minimum Death Benefit Rider-Return of Premium with Interest are selected, the total annual charge for both riders will not exceed 0.40% (on an annual basis) of the average Variable Account Value. At this time HMLIC is not assessing a charge on the Fixed Account Value.

Premium Bonus Rider  — This option provides for a credit of a percentage of premium payments We receive at Our Home Office during a specified period of time. The premium bonus will never exceed 5% and will never be paid longer than 5 years. This rider will only be included if negotiated by the employer and HMLIC as part of the Contract. There is no separate charge for this rider. However, if the Contract Owner elects this option, the surrender charge period may be longer, the surrender charges may be higher, or the mortality and expense risk fee may be higher than if the rider had not been selected. The premium bonus rider may result in a profit or loss to HMLIC. This rider may be beneficial to You only if You own a Certificate for a sufficient length of time.

Operating Expenses of the Underlying Funds — The deductions from and expenses paid out of the assets of the Underlying Funds are described in each Underlying Fund’s prospectus.

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Death Benefit

Death Benefit Proceeds — If a Participant dies before the Annuity Date and while the Certificate is in force, We will pay a death benefit to the beneficiary designated by the Participant. The death benefit is determined for each beneficiary as of the date Proof of Death is received by HMLIC from such beneficiary. Proof of Death includes a certified death certificate or other satisfactory evidence of death, a completed claimant’s statement and any additional forms, documentation, and written payment instructions necessary to process a death benefit claim, in a form satisfactory to Us.

The beneficiary will receive the greatest of:

1. the Participant Account Value; or

2. the death benefit provided in any rider attached to the Certificate.

At the option of the beneficiary, We will pay all or part of the death benefit proceeds to the beneficiary under one of the Annuity Payment options described under “Annuity Payments — Annuity Payment Options.” If the form of Annuity Payment selected requires that payment be made by HMLIC after the death of the beneficiary, payments will be made to a payee designated by the beneficiary or, if no subsequent payee has been designated, to the beneficiary’s estate.

Guaranteed Minimum Death Benefit Riders — The Contract Owner may select for all Participants in its Plan, or a Participant may elect, any of the optional death benefits described below. An additional cost is associated with each of these benefits. All of these optional benefits may not be available in all states or in all Plans.

Guaranteed Minimum Death Benefit — Return of Premium

Death Benefit under this rider — Prior to the Annuity Date, the death benefit is equal to the greatest of:

1. the Participant Account Value; or

2.	the death benefit provided in any other rider attached to the Certificate; or

3.	the Return of Premium Death Benefit described in this rider.

Return of Premium Death Benefit — On the Certificate Date, the Return of Premium Death Benefit is equal to the initial Net Premium received. The Return of Premium Death Benefit is increased by any subsequent Net Premium received, and decreased by an adjustment for any withdrawals and an adjustment for any outstanding loan balance.

An adjustment for any withdrawal is determined by dividing the withdrawal amount by the sum of the Participant Account Value and any Loan Reserve Account Value immediately before the withdrawal and multiplying the resulting fraction by the Return of Premium Death Benefit immediately before the withdrawal. (The Loan Reserve Account Value is the amount equal to the sum of the outstanding loan principal plus any interest credited to the loan reserve account. The loan reserve account is an interest bearing account established when a loan is made.)

The Return of Premium Death Benefit will be adjusted by any outstanding loan balance at the time We receive Proof of Death of the Participant.

We will calculate the Death Benefit as of the date We receive Proof of Death of the Participant at Our Home Office.

Rider charge — Any charge for this rider is guaranteed not to increase after the rider has been issued.

We will deduct any Variable Account charge for this rider from Your Variable Account Value and any Fixed Account charge for this rider from Your Fixed Account Value.

Rider termination — This rider cannot be terminated by the Contract Owner or the Participant after the Certificate Date. This rider terminates upon the earliest of:

a.	when the Participant applies the Annuitized Value to an annuity option; or

b.	the date the Certificate terminates as a result of surrender of the Certificate or death of the Participant; or

c.	if the Contract Owner requires that the Participant Account Value be distributed. See Your Certificate for more details.

Guaranteed Minimum Death Benefit — Step-up with Return of Premium

Death Benefit under this rider — Before the Annuity Date, the death benefit is equal to the greatest of:

1.	the Participant Account Value; or

2.	the death benefit provided in any other rider attached to the Certificate; or

3.	the Return of Premium Death Benefit described in this rider; or

4.	the Step-Up Death Benefit described in this rider.

We will calculate the death benefit as of the date We receive Proof of Death of the Participant at Our Home Office.

Return of Premium Death Benefit — On the Certificate Date, the Return of Premium Death Benefit is equal to the initial Net Premium received. The Return of Premium Death Benefit is increased by any subsequent Net Premium received, and decreased by an adjustment for any withdrawals and an adjustment for any outstanding loan balance.

An adjustment for any withdrawal is determined by dividing the withdrawal amount by the sum of the Participant Account Value and any Loan Reserve Account Value immediately before the withdrawal and multiplying the resulting fraction by the Return of Premium Death Benefit immediately before the withdrawal.

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The Return of Premium Death Benefit will be adjusted by any outstanding loan balance at the time We receive Proof of Death of the Participant

Step-Up Death Benefit — The Step-Up Death Benefit is based on a series of calculations of Step-Up Anniversary Value. The Step-Up Death Benefit is equal to the greatest Step-Up Anniversary Value attained from this series of calculations, adjusted by any outstanding loan balance as set forth below.

We calculate the Step-Up Anniversary Value for every Certificate Anniversary before the Participant’s attainment of age 81, including the Certificate Anniversary immediately following the Participant’s attainment of age 80 or when We receive Proof of Death, whichever is earlier.

The Step-Up Anniversary Value for a given Certificate Anniversary is equal to the sum of the Participant Account Value and any Loan Reserve Account Value as of that Certificate Anniversary increased by any subsequent Net Premium received and decreased by any adjustments for any subsequent withdrawals. We will determine any adjustment for any subsequent withdrawal by dividing the withdrawal amount by the sum of the Participant Account Value and any Loan Reserve Account Value (as defined in the loan section of the tax endorsement attached to Your Certificate) immediately before the withdrawal and multiplying the resulting fraction by the Step-Up Anniversary Value immediately before the withdrawal. The Step-Up Death Benefit will be adjusted by any outstanding loan balance at the time We receive at our Home Office Proof of Death of the Participant.

Rider charge — Any charge for this rider is guaranteed not to increase after this rider has been issued.

We will deduct any Variable Account charge for this rider from Your Variable Account Value and any Fixed Account charge from Your Fixed Account Value.

Rider restrictions — We reserve the right to restrict allocations or transfers to the Fixed Account or any of the Subaccounts.

Termination of this rider — This rider cannot be terminated by the Participant or the Contract Owner after the Certificate Date. This rider terminates upon the earliest of:

a.	when the Participant applies the Annuitized Value to an annuity option under the Certificate; or

b.	the date the Certificate terminates as a result of surrender of the Certificate or death of the Participant ; or

c.	if the Contract Owner requires that the Participant Account Value be distributed. See Your Certificate for more details.

Guaranteed Minimum Death Benefit — Return of Premium with Interest

Death benefit under this rider — Before the Annuity Date, the death benefit is equal to the greatest of:

1.	the Participant Account Value; or

2.	the death benefit provided in any other rider attached to the Certificate; or

3.	the Return of Premium with Interest Death Benefit described in this rider.

Return of Premium with Interest Death Benefit — On the Certificate Date, the Return of Premium with Interest Death Benefit is equal to the initial Net Premium received. The Return of Premium with Interest Death Benefit is increased by any subsequent Net Premium received, decreased by an adjustment for any withdrawals, and is accumulated at the following interest rates:

1.	5 percent prior to and upon the Certificate Anniversary immediately following the Participant’s attainment of age 80.

2. 0 percent thereafter.

An adjustment for any withdrawal is determined by dividing the withdrawal amount by the sum of the Participant Account Value and any Loan Reserve Account Value immediately before the withdrawal and multiplying the resulting fraction by the Return of Premium with Interest Death Benefit immediately before the withdrawal.

We will calculate the death benefit as of the date We receive Proof of Death of the Participant at Our Home Office. We also will adjust the Return of Premium with Interest Death Benefit by any outstanding loan balance at that time.

Maximum Return of Premium with Interest Death Benefit value — The amount of the Return of Premium with Interest Death Benefit shall not exceed an amount equal to 200 percent of Net Premium, less any adjustments for withdrawals, and less an adjustment for any outstanding loan balance as of the date We receive Proof of Death.

Rider charge — Any charge for this rider is guaranteed not to increase after the rider has been issued.

We will deduct any Variable Account charge for this rider from Your Variable Account Value and any Fixed Account charge from Your Fixed Account Value.

Rider restrictions — We reserve the right to restrict allocations or transfers to the Fixed Account or any of the Subaccounts.

Termination of this rider — This rider cannot be terminated by the Participant or the Contract Owner after the Certificate Date. This rider terminates upon the earliest of:

a.	when the Participant applies the Annuitized Value to an annuity option; or

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b.	the date the Certificate terminates as a result of surrender of the Certificate or death of the Participant; or

c.	if the Contract Owner requires that the Participant Account Value be distributed. See Your Certificate for more details.

Annuity Payments

Qualified Plans often place certain limitations upon election of an Annuity Date. Generally, distributions under Qualified Plans must begin by April 1 following the calendar year in which the Participant reaches age 70 1/2. (See “Tax Consequences — Taxation of Certificate Benefits.”)

The Certificate provides for fixed or Variable Annuity Payment options or a combination of both. The Participant may elect to have Annuity Payments made under any one or more of the options described below or may elect a lump sum payment. To begin receiving Annuity Payments You must submit a properly completed request form to Our Home Office. If We do not receive Your written election of an Annuity Payment option at Our Home Office at least 30 days before the anticipated Annuity Date, the Annuity Payment option will be the Life Annuity with Payments Guaranteed for 10 Years, which is payable on a Variable basis for any value in a Subaccount.

We will process the request so that the Variable Annuity Payments begin as of the date requested except for the 29th, 30th or 31st of the month. If You elect a fixed payment option, We will transfer Your Variable Account Value to the Fixed Account on the date Your request is received in Our Home Office. In addition, if You elect a Variable payment option, We will transfer Your Fixed Account Value to the Variable Account on the date we receive Your request in Our Home Office. Your Net Premium allocation(s) will be changed to the Fixed Account or Variable Account, depending on the type of payment option elected. Not all Subaccount(s) may be available for Annuity Payments. Generally, at the time an Annuity Payment option is selected, a Participant must elect whether to withhold for federal and state income taxes. (See “Other Information — Forms Availability” and “Tax Consequences.”)

In general, the longer Annuity Payments are guaranteed, the lower the amount of each payment. Fixed Annuity Payments remain level throughout the payout period, except in the case of certain joint and survivor Annuity Payment options, and are paid in monthly, quarterly, semiannual, and annual installments. Variable Annuity Payments will vary in amount and are paid only on a monthly basis. If the Annuitized Value to be applied under any one fixed or Variable Annuity Payment option is less than $2,000, or if the option chosen would provide Annuity Payments less than $20 per month at the Annuity Date, then the Certificate value may be paid in a lump sum.

Annuity Payment Options

The following Annuity Payment options are available on a Variable basis unless otherwise stated.

Life Annuity with Payments Guaranteed for Life Only, 10, 15, or 20 Years  — Annuity Payments are made to the Participant beginning with the Annuity Date. The Annuity Payments will be based upon the number of guaranteed payments selected, and the age and sex of the Participant on the Annuity Date. Payments for this Annuity Payment option will continue as long as the Participant lives, or until all guaranteed payments have been made, whichever is later. Under the Life Annuity with Payments Guaranteed for Life Only option, it is possible that only one Annuity Payment will be made if the Participant’s death occurs before the due date of the second Annuity Payment.

Guaranteed Annuity Payments cannot extend beyond the life expectancy of the Participant, as defined by the IRC. If the Participant dies before all Annuity Payments have been made, the remaining Annuity Payments will be paid to the beneficiary(ies) as scheduled.

If the Participant dies before all guaranteed Annuity Payments have been made, the remaining guaranteed Annuity Payments will be paid to the beneficiary(ies) as scheduled.

After the Annuity Date, this Annuity Payment option cannot be changed and withdrawals cannot be made.

Payments for a Specified Period — Annuity Payments are made to the Participant beginning with the Annuity Date and continue for the specified period of time as elected. The specified period can be as short as five years or as long as 30 years, so long as the payments extend beyond the 10th Certificate Anniversary. This option is available on a fixed payment basis only.

Annuity Payments cannot extend beyond the life expectancy of the Participant, as defined by the IRC. If the Participant dies before all Annuity Payments have been made, the remaining Annuity Payments will be paid to the beneficiary(ies) as scheduled.

If the Participant dies before all Annuity Payments have been made, the remaining Annuity Payments will be paid to the beneficiary(ies) as scheduled.

After the Annuity Date, the Participant may change this Annuity Payment option, or withdraw a portion of or surrender the Annuitized Value applied to this option. Any change or withdrawal the Participant makes may affect any subsequent Annuity Payments and may have tax consequences. Surrender Charges and/or a Market Value Adjustment may apply. If the Participant surrenders the Annuitized Value applied to this Annuity Payment option, Annuity Payments will cease and the Certificate will terminate. Thereafter, HMLIC will be free of any liability for the terminated Certificate.

Joint And Survivor Annuity — Payments are made to the Participant beginning with the Annuity Date. The Annuity Payments will be based upon the specific survivor option selected, and the age and sex of the two Annuitants on the Annuity Date.

The available survivor options are to pay during the lifetime of the survivor (1) 50 percent, (2) two-thirds, or (3) 100 percent of the Annuity Payments paid (or the number

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of Annuity Units) while both Annuitants were living. Upon the death of one Annuitant, the selected survivor option percentage will be applied to determine the remaining payments during the lifetime of the survivor. Upon the death of the survivor, Annuity Payments cease. If the Participant dies while at least one Annuitant is living, the remaining Annuity Payments will be paid to the beneficiary(ies) as scheduled. After the Annuity Date, this Annuity Payment option cannot be changed and withdrawals cannot be made.

Other Payout Options — If the Participant does not wish to elect one or more of the Annuity Payment options described above, the Participant may:

a.	receive the proceeds in a lump sum less any applicable Surrender Charges, or

b.	leave the Certificate with HMLIC and receive the value under the required minimum distribution requirements of IRC Section 401(a)(9), see “Required Minimum Distributions,” or

c.	elect any other payout option that HMLIC makes available.

Amount of Fixed and Variable Annuity Payments — The Annuitized Value will be applied to purchase the Annuity Payment option You select. The Annuitized Value applied to purchase Variable Annuity Payments will be allocated to the Subaccount(s) as the Participant instructs. Not all Subaccount(s) may be available for Annuity Payments. The first monthly annuity payment purchased per $1,000 applied to each Subaccount under a Variable Annuity Payment option will be the same amount as the initial monthly Annuity Payment purchased per $1,000 applied to the corresponding fixed annuity option.

Fixed Annuity Payments — Except in the case of certain joint and survivor Annuity Payment options, the amount of each fixed Annuity Payment will not change. Higher Annuity Payments may be made at the sole discretion of HMLIC.

Variable Annuity Payments — If You choose to receive Variable Annuity Payments, the dollar amount of Your payment will depend upon: (1) Your Annuitized Value that is applied to purchase Variable Annuity Payments on the Annuity Date, less any deductions We make for premium taxes; (2) the assumed interest rate for the Certificate (here, 2%); and (3) the performance of the Variable Investment Options You selected. The amount of the first monthly Variable Annuity Payment will vary with the form of Annuity Payment option selected and the age(s) of the Annuitant(s).

The first monthly Variable Annuity Payment is used to calculate the number of Variable Annuity Units for each subsequent monthly Annuity Payment. The number of Variable Annuity Units remains constant over the payment period except when a joint and survivor Annuity Payment option other than the 100% option is chosen; in those cases, the number of Variable Annuity Units will be reduced upon the death of either Annuitant to the survivor percentage elected.

The amount of each monthly Annuity Payment following the first Variable Annuity Payment varies from month to month. Annuity Payments are determined each month by multiplying the Variable Annuity Units by the applicable Variable Annuity Unit Value at the date of payment.

Annuity Unit Value — The Annuity Unit Value for the Wilshire VIT Equity Fund — Horace Mann Shares, Wilshire VIT Balanced Fund — Horace Mann Shares and Wilshire VIT Income Fund — Horace Mann Shares Subaccounts was set at $10.00 as of the date amounts first were allocated to provide Annuity Payments. The Annuity Unit Value for the Wilshire VIT Short-Term Investment Fund was established at $10.00 on July 1, 2004. The Annuity Unit Value for the T. Rowe Price Equity Income Portfolio VIP II, AllianceBernstein Variable Products Series Fund, Inc. Small/Mid Cap Value Portfolio, Cohen & Steers VIF Realty Fund, Inc., AllianceBernstein Variable Products Series Fund, Inc. Small Cap Growth Portfolio, T. Rowe Price Prime Reserve Portfolio, Wilshire Variable Insurance Trust 2010 Aggressive Fund, Wilshire Variable Insurance Trust 2010 Moderate Fund, Wilshire Variable Insurance Trust 2010 Conservative Fund, Wilshire Variable Insurance Trust 2015 Moderate Fund, Wilshire Variable Insurance Trust 2025 Moderate Fund, Wilshire Variable Insurance Trust 2035 Moderate Fund and Wilshire Variable Insurance Trust 2045 Moderate Fund was established on May 1, 2006. The Annuity Unit Value for all other Subaccounts was established at $10.00 on March 1, 2005.

•	The current Variable Annuity Unit Value is equal to the prior Variable Annuity Unit Value on the Valuation Date when Annuity Payments were last determined, multiplied by the applicable net investment factor. This factor is computed by dividing (1) the net asset value of a share of the Underlying Fund on the current Valuation Date, plus any dividends or other distributions, by (2) the net asset value of a share of the Underlying Fund on the Valuation Date of the preceding Valuation Period, and multiplying this result by the investment multiplier. The investment multiplier is one divided by the sum of one plus the assumed interest rate and the mortality and expense risk fee, adjusted to a monthly rate.

•	If the net investment factor is equal to one, then monthly payments from that Subaccount will remain level. If the net investment factor is greater than one, the monthly payments from that Subaccount will increase. Conversely, if the net investment factor is less than one, the payments from that Subaccount will decrease.

Misstatement of Age or Sex — If any age or sex has been misstated, We will pay Annuity Payments in the amount which would have been paid at the correct age and sex. We will deduct any overpayments We have made, including interest, from future payments. We will pay any under payments, including interest, in a lump sum to the Participant if living, otherwise to the beneficiary(ies). The interest rate will be equal to the guaranteed interest rate after the Annuity Date, as indicated on the Annuity Data pages of the Certificate. We may pay interest in excess of the guaranteed amount. This interest may vary from time to time and is not guaranteed.

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Tax Consequences

Other Considerations — This discussion of the federal income tax consequences is only a brief summary and is not intended as tax advice. The tax laws governing the provisions of annuity contracts and Qualified Plans are extremely complex, often difficult to comprehend and may be changed at any time. The discussion does not address special rules, prior tax laws, or state tax laws. A prospective Contract Owner or Participant considering purchase of a Contract or Certificate should first consult with a qualified and competent tax adviser before taking any action that could have tax consequences.

Separate Account — The operations of the Separate Account form part of the operations of HMLIC; however, the IRC provides that no federal income tax will be payable by HMLIC on the investment income and capital gains of the Separate Account if certain conditions are met.

Transfers, Assignments, or Exchanges of a Certificate — A transfer or assignment of ownership of a Certificate issued under a Qualified Plan is generally prohibited, and the tax consequences of doing so are not discussed herein. The designation of an Annuitant, the selection of certain maturity dates, or the exchange of a Certificate may result in certain tax consequences to You that are also not discussed herein. A Participant contemplating any such transfer, assignment, exchange or transaction should consult a tax advisor as to the tax consequences.

Participants

Contribution Limitations and General Requirements for Qualified Plans — The tax rules applicable to Participants in a Qualified Plan vary according to the type of Qualified Plan and according to the terms and conditions of the specific Plan. The information provided here regarding the tax consequences of Qualified Plans is intended to be only general in nature. You should consult with Your tax adviser for the application of these rules to Your specific facts before purchasing a Certificate under a Qualified Plan.

Contributions made to Qualified Plan are generally not taxed at the time of the contribution. This includes elective deferrals made under a salary reduction agreement and nonelective contributions made by Your employer. The exception to this is the amount of elective deferrals designated as a Roth contribution by You. Designated Roth contributions are taxed in the year of the contribution. Elective deferrals to 403(b) and 401(k) plans, including designated Roth amounts, and salary-reduction contributions to a 457(b) governmental plan are subject to annual limitations imposed by the IRC. Employer contributions are subject to additional limitations and are not discussed here. Further, contributions and investment earnings credited to the Participant Account are generally not subject to tax until such amounts are distributed as defined by the IRC. Distributions of investment earnings attributable to amounts designated as Roth contributions may be tax free if certain conditions are met. Purchasing a Certificate under a Qualified Plan does not provide any additional tax advantage to that already available through the Qualified Plan.

Optional death benefits in some cases may exceed the greater of the premium payments or Participant Account Value. Such a death benefit could be characterized as an incidental benefit, the amount of which is limited in any 401 plan or 403(b) plan. Because an optional death benefit may exceed this limitation, anyone using a Certificate in connection with such plans should consult a tax adviser before purchasing an optional death benefit rider.

Section 403(b) Tax-Deferred Annuity — A Section 403(b) tax-deferred (or tax-sheltered) annuity is available for employees of public schools and certain organizations tax-exempt under Section 501(c)(3). Elective deferral contributions are limited to the lesser of $15,500 in 2008 or 100% of income. A special catch-up contribution is available to certain Participants who have 15 years of service with his or her current employer. Additional amounts may be contributed if the Participant is age 50 or older, $5,000 in 2008,. Both the maximum elective deferral contribution and additional amount if You are age 50 or older are indexed for inflation after 2008. Employer contributions are allowed with additional limitations under the Qualified Plan rules. Contributions may be subject to FICA (Social Security and Medicare) tax. Some or all of your salary reduction contributions may be treated as Designated Roth Contributions (403(b) Roth). 403(b) Roth Contributions are salary reduction contributions that are irrevocably designated by You as not being excludable from income. 403(b) Roth Contributions and related earnings will be accounted for separately. Contributions and earnings are not included in the Participant’s income until distributed with the exception of 403(b) Roth Contributions which are included in income in the year contributed. Distributions from Section 403(b) annuities generally cannot be made until the Participant attains age 59 1/2. However, exceptions to this rule include severance from employment, death, disability and hardship and, generally, the balance in the annuity as of December 31, 1988. Section 403(b) annuity accumulations may be eligible for a tax-free rollover to an eligible retirement plan. Section 403(b) annuities are subject to the required minimum distribution rules.

Section 457(b) Eligible Governmental Plan — A Section 457(b) deferred compensation plan is available for employees of eligible state or local governments. Elective deferral amounts are limited to the lesser of $15,500 for 2008 or 100% of includable compensation. Additional amounts may be contributed if the Participant is age 50 or older, $5,000 for 2008. Both the maximum elective deferral amount and additional amount if You are age 50 or older are indexed for inflation after 2008. An additional special catch-up contribution is allowed in the last three years of employment before attaining normal retirement age. Contributions and earnings are not included in the Participant’s income until distributed. Distributions are not generally allowed until the employee reaches age 70 1/2 except for severance from employment or for an unforeseeable emergency or severe financial hardship. Section 457(b) annuity contract accumulations can be rolled over or transferred to other Section 457(b) eligible governmental plan contracts or an eligible retirement plan. Section 457(b) annuity contracts are subject to the required minimum distribution rules.

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Section 401 — Section 401 permits employers to establish various types of retirement plans (e.g., pension, profit sharing, 401(k) plans) for their employees. Retirement plans established in accordance with Section 401 may permit the purchase of annuity contracts to provide benefits under the plan. In order for a retirement plan to be considered qualified under Section 401 it must: meet certain minimum standards with respect to participation, coverage and vesting; not discriminate in favor of highly compensated employees; provide contributions or benefits that do not exceed certain limitations; prohibit the use of plan assets for purposes other than the exclusive benefit of the plan participant and their beneficiaries covered by the plan; comply with certain minimum distribution requirements; provide for certain spousal survivor benefits; and comply with numerous other qualification requirements. A retirement plan qualified under Section 401 may be funded with employer contributions, employee contributions or a combination of both. Employee contributions may be made pre-tax (under a salary reduction agreement) or on an after-tax basis. Some or all of salary reduction contributions made to 401(k) plans may be treated as Designated Roth Contributions (401(k) Roth Contributions). 401(k) Roth Contributions are salary reduction contributions that are irrevocably designated by You as not being excludable from income. 401(k) Roth contributions are includable in income in the year contributed.

Designated Roth Accounts — Section 403(b) and 401(k) plans are allowed to establish Designated Roth accounts within their plans. If this feature is included in the Plan, the Participant can designate some or all of his/her elective deferral contributions as Designated Roth contributions. As a result, the Designated Roth contribution will be includible in the Participant’s income in the year of the contribution and be subject to all wage withholding requirements.

The Designated Roth contribution combined with other elective deferral contributions are subject to the limits discussed above. Designated Roth contributions are also subject to the same distribution restrictions as all other contributions to the Plan.

Rollovers — A rollover is a tax-free transfer of a distribution (cash or other assets) from one retirement plan to another. Distributions that include amounts already included in income (after-tax) can be rolled over but must occur via a direct rollover with separate accounting in the new retirement plan. A direct rollover is a transaction in which no payment or distribution of funds is made to the Participant or other payee. Distributions that are properly rolled over are not includable in income until they are ultimately paid out of the new Certificate. For Section 403(b), 457(b) and 401 annuities only amounts eligible for distribution can be rolled over.

Amounts under a Section 403(b) tax-deferred annuity can be rolled over to a traditional IRA, a Section 401 plan, a Section 403(a) annuity, a Section 403(b) tax-deferred annuity or an eligible Section 457 governmental plan. In all cases the eligible Section 457 plan must separately account for amounts rolled over from other non-Section 457 plans. For a Section 403(b) annuity, only amounts eligible for distribution can be rolled over. However, amounts may be transferred between tax-deferred annuities if the requirements of Revenue Ruling 90-24 are met.

A distribution from Designated Roth accounts may only be rolled over to a 403(b) or 401(k) plan that allows Designated Roth Contributions or to a Roth IRA. If the beneficiary is not the spouse, the beneficiary may make a direct rollover to an individual retirement account which is subject to the inherited IRA minimum distribution rules.

Transfers and Exchanges — For Qualified Plans with the exception of Section 403(b) tax deferred annuities, a trustee-to-trustee or issuer-to-issuer transfer is a tax-free transfer from one Qualified Plan to a similar Qualified Plan that does not involve a distribution. Amounts that are properly transferred are not includable in income until they are ultimately paid out of the Certificate.

For a Section 403(b) tax deferred annuity, regulations issued in 2007 require all Section 403(b) annuities to be maintained under an employer’s plan and define a transfer as the movement of all or some portion of the balance in the 403(b) annuity from one employer’s 403(b) plan to another employer’s 403(b) plan and an exchange as the movement of all or some portion of the balance in a 403(b) annuity between investment options in the same employer’s 403(b) plan. The regulations are generally effective January 1, 2009, with some exceptions, but the employer may elect to adopt a written plan document and otherwise comply with the regulations on an earlier date. In addition, exchanges after September 24, 2007 must meet specific criteria in order to be tax-free. You should consult with your tax advisor for additional guidance on transfers and exchanges.

Taxation of Annuity Benefits — Amounts contributed as elective deferrals, excluding amounts from Designated Roth accounts, and nonelective employer contributions are not taxed at the time of contribution. Earnings on these amounts are also not taxed as they accumulate. Benefits from Certificates containing only pre-tax contributions and related earnings will be taxed as ordinary income when received. Benefits from Certificates containing both pre-tax and post-tax contributions and related earnings will be taxed as ordinary income and on a prorata basis in accordance with the IRC Section 72 rules regarding Qualified Plans. Benefits from Certificates containing and attributable to amounts from Designated Roth accounts will only be taxed to the extent there are earnings and the distribution is not a qualified distribution as discussed below.

Loans, if not made within certain terms of the IRC, will be treated as distributions. Loans from Sections 401(k), 403(b) and 457(b) plans will generally not be treated as distributions if the terms require repayment within five years (except loans to acquire a home); the loans have substantially level payments over the term of the loan; the loans do not exceed $50,000 and the loans are evidenced by a legally enforceable agreement.

Elective deferral contributions designated as Roth amounts are taxed at the time of contribution and not at the time of distribution. Earnings related to amounts from Designated Roth accounts are taxed as ordinary income at the time of the distribution on a prorata basis under the IRC

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Section 72 rules for Qualified Plans unless the distribution is considered a qualified distribution. In a qualified distribution, the earnings are tax free. A distribution from a Designated Roth is considered qualified if it is made more than 5 years after establishment of the Designated Roth and made on or after the Participant attains age 59 1/2, dies or becomes disabled. In addition, a client may receive a distribution of after-tax contributions at any time.

Additional Taxes

Premature Distribution Tax — An additional tax (penalty tax) will apply to premature distributions from a Qualified Plan. A premature distribution is generally any distribution made before the Participant reaches age 59 1/2. The penalty tax is 10% of the amount of the payment that is includable in income. The penalty tax does not apply to distributions from most Section 457 plans. Certain payments may be exempt from the penalty tax depending on the type of Qualified Plan such as payments made: 1) after age 59 1/2, 2) as the result of death or disability, 3) that are part of a series of substantially equal periodic payments over the life or life expectancy of the owner or the joint lives or joint life expectancy of the owner and beneficiary, 4) after separation from service and attainment of age 55, 5) for medical care, 6) under a qualified domestic relations order “QDRO”, 7) to correct excess contributions or elective deferrals and 8) in limited circumstances, to a reservist called to active duty between September 11, 2001, and December 31, 2008.

Required Minimum Distribution Excise Tax — If the amount distributed from a Qualified Plan is less than the required minimum distribution for the year (discussed below), the Participant is generally subject to a non-deductible excise tax of 50% on the difference between the required minimum distribution and the amount actually distributed.

Required Minimum Distributions — A Participant of a Qualified Plan is generally required to take certain required minimum distributions during the Participant’s life, and the beneficiary designated by the Participant is required to take the balance of the Participant Account Value within certain specified periods following the Participant’s death.

The Participant must take the first required distribution by the required beginning date and subsequent required distributions by December 31 of each year thereafter. Payments must be made over the life or life expectancy of the Participant or the joint lives or joint life expectancy of the Participant and the beneficiary. The amount of the required minimum distribution depends upon the Participant Account Value and the applicable life expectancy. The required beginning date for Section 401(a) plans, Section 403(b) annuities, and Section 457 plans is the later of April 1 of the calendar year following the calendar year in which the Participant attains age 70 1/2 or retires.

If You have any of the optional death benefit features and are taking withdrawals rather than Annuity Payments to satisfy the minimum distribution requirements, the value of this feature may need to be included in calculating the amount required to be distributed. Consult a tax advisor.

Upon the death of the Participant, the beneficiary must take distributions under one of the following two rules.

1.	If the Participant dies on or after the required beginning date and has designated a beneficiary, any remaining balance will continue to be distributed at least as rapidly as was payable under Mandatory Distributions.

2.	If the Participant dies before the required beginning date, the balance must be distributed by December 31 of the calendar year containing the fifth anniversary of the Participant’s death. If the beneficiary is the spouse, the spouse may defer payments until the end of the calendar year in which the Participant would have reached age 70 1/2 or roll over the Certificate to a traditional IRA or any other eligible retirement plan. If the beneficiary is not the spouse, the beneficiary may make a direct rollover to an individual retirement account which is subject to the inherited IRA minimum distribution rules.

Withholding — Mandatory federal income tax is generally required to be withheld at the rate of 20% on eligible rollover distributions from Qualified Plans. Exceptions to this rule include: non-taxable distributions; a direct rollover or direct transfer to an eligible retirement plan; periodic payments over the Participant’s life expectancy or the joint life expectancy of the Participant and the beneficiary; periodic payments over a period of ten years or more; required minimum distributions; and hardship distributions.

For all amounts not subject to the mandatory 20% withholding, federal income tax is generally required to be withheld unless the Participant elects not to have federal income tax withheld. For periodic payments (Annuity Payments), the withholding is calculated like wage withholding. For all other payments, withholding is at a rate of 10%. For periodic payments, HMLIC will notify the Participant at least annually of his or her right to revoke the election not to have federal income tax withheld. State and/or local tax withholding may also apply.

Federal Estate Taxes — While no attempt is being made to discuss the federal estate tax implications of the Certificate, purchasers of Certificates should keep in mind that the value of a Certificate owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the Certificate, the value of the Certificate included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning advisor for more information.

Generation-Skipping Transfer Tax — Under certain circumstances, the IRC may impose a “generation skipping transfer tax” when all or part of a Certificate is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Participant. Regulations issued under the IRC may require HMLIC to deduct the tax from Your Certificate or from any applicable payment, and pay the tax directly to the IRS.

Annuity Purchases by Nonresident Aliens and Foreign Corporations  — The discussion above provides general information regarding U.S. federal income tax consequences

33

to Certificate purchasers who are U.S. citizens or residents. Certificate purchasers who are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from Certificates at a 30% rate, unless a lower treaty rate applies. In addition, Certificate purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the Certificate purchaser’s country of citizenship or residence. Prospective Certificate purchasers are advised to consult with a qualified tax adviser regarding U.S. state and foreign taxation with respect to a Certificate purchase.

Foreign Tax Credits — We may benefit from any foreign tax credits attributable to taxes paid by certain Underlying Funds to foreign jurisdictions to the extent permitted under federal tax law.

Possible Tax Law Changes — Although the likelihood of legislative or regulatory changes is uncertain, there is always the possibility that the tax treatment of the Certificates could change by legislation, regulation or otherwise. Consult a tax advisor with respect to legislative or regulatory developments and their effect on the Certificates.

We have the right to modify the Contract and Certificates in response to legislative or regulatory changes that could otherwise diminish the favorable tax treatment that Participants currently receive. We make no guarantee regarding the tax status of any Contract or Certificate and do not intend the above discussion as tax advice.

Other Information

Distribution of the Contract — The Certificates are offered and sold by HMLIC through its licensed life insurance sales personnel who are also registered representatives of HM Investors. In addition, the Certificates may be offered and sold through independent agents and other broker-dealers. HMLIC has entered into a distribution agreement with its affiliate, HM Investors, principal underwriter of the Separate Account. HM Investors, located at One Horace Mann Plaza, Springfield, Illinois 62715-0001, is a broker-dealer registered under the Securities Exchange Act of 1934. HM Investors is a member of FINRA and is a wholly-owned subsidiary of Horace Mann Educators Corporation. Sales commissions are paid by HMLIC to HM Investors and other broker-dealers and range from 1.00% to 11% of premium payments received. No specific charge is assessed directly to Participants or the Separate Account to cover the commissions. We do intend to recover the amount of the commissions through the fees and charges collected under the Certificates and other corporate revenue.

Association Endorsements and Relationships — HMLIC or an affiliate has relationships with certain national, State and local education associations or educator groups. Certain associations endorse or sponsor various insurance products of HMLIC or an affiliate. Neither HMLIC nor any of its affiliates pays any consideration solely in exchange for product endorsements or sponsorships. HMLIC or an affiliate does pay various associations or groups for certain special functions, advertising, and similar services, including but not limited to the following:

•	Providing HMLIC and/or an affiliate with access to and opportunities to market its products to association members;

•	Allowing HMLIC or an affiliate to sponsor and promote scholarship and awards programs;

•	Allowing HMLIC or an affiliate to sponsor and/or attend (and market its products at) association meetings, conferences, or conventions; and

•	Allowing HMLIC or an affiliate to conduct workshops for association members.

Legal Proceedings — HMLIC, like other life insurance companies, is involved on occasion in lawsuits. Although the outcome of any litigation cannot be predicted with certainty, HMLIC believes that no pending or threatened lawsuits are likely to have a material adverse effect on the Separate Account, on the ability of HM Investors to perform under its principal underwriting agreement, or on HMLIC’s ability to meet its obligations under the Certificates.

Modification of the Contract and Certificates — The Contract and Certificates provide that they may be modified by HMLIC to maintain continued compliance with applicable state and federal laws. Participants will be notified of any modification. Only officers designated by HMLIC may modify the terms of the Contract and Certificates.

Registration Statement — A registration statement of which this prospectus is a part, has been filed with the Securities and Exchange Commission under the Securities Act of 1933 with respect to the Contract and the Certificates thereunder.

Communications to Participants — To ensure receipt of communications, Participants must notify HMLIC of address changes. Notice of a change in address may be sent to Horace Mann Life Insurance Company, Annuity Customer Service, P.O. Box 4657, Springfield, Illinois 62708- 4657, by sending a telefacsimile (FAX) transmission to (877) 832-3785, or by calling (217) 789-2500 or (800) 999-1030 (toll-free).

HMLIC will attempt to locate Participants for whom no current address is on file. In the event HMLIC is unable to locate a Participant, HMLIC may be forced to surrender the value of the Certificate to the Participant’s last known state of residence in accordance with the state’s abandoned property laws.

Participant Inquiries — A toll-free number, (800) 999-1030, is available to telephone HMLIC’s Annuity Customer Service Department. Written questions should be sent to Horace Mann Life Insurance Company, Annuity Customer Service, P.O. Box 4657, Springfield, Illinois 62708-4657.

Forms Availability — Specific forms are available from HMLIC to aid the Participant in effecting many transactions allowed under the Certificate. These forms may be obtained by calling the Annuity Customer Service Department toll-free at (800) 999-1030.

34

Investor Information from FINRA — Information about HM Investors and Your agent is available from FINRA at www.finra.org or by calling (800) 289-9999 (toll-free).

Table of Contents for the Statement of Additional Information

A copy of the Statement of Additional Information providing more detailed information about the Separate Account is available, without charge, upon request. The Table of Contents of this Statement of Additional Information follows:

Topic	Page

General Information and History
Tax Status of the Certificates
Underwriter
Independent Registered Public Accounting Firm
Financial Statements

To receive, without charge, a copy of the Statement of Additional Information for the Separate Account, please complete the following request form and mail it to the address indicated below, or send it by telefacsimile (FAX) transmission to (877) 832-3785, or telephone (217) 789-2500 or (800) 999-1030 (toll-free) to request a copy.

Horace Mann Life Insurance Company
P.O. Box 4657
Springfield, Illinois 62708-4657

Please provide free of charge the following information:

  Statement of Additional Information dated May 1, 2008 for the Separate Account

Please Mail the above document to:
(Name)
(Address)
(City/State/Zip)

35

Appendix 1

Example for Return of Premium with Interest Guaranteed Minimum Death Benefit (“Interest GMDB”)

Assume the following:

•	There is an initial net premium of $100,000

•	There is a withdrawal on the 3rd Certificate anniversary of $25,000. The Participant Account Value immediately before the withdrawal is $125,000.

•	We are calculating the death benefit on the 5th Certificate anniversary. The Participant Account Value at that time is $101,000.

•	There are no loans on the Certificate.

•	The client has not yet attained age 81.

•	No other death benefit rider was selected.

The Interest GMDB value at issue is equal to the initial net premium.
$100,000

The Interest GMDB value immediately before the withdrawal is the initial net premium accumulated at 5% interest for 3 years:
$100,000 × 1.053=$115,763

The withdrawal adjustment is the withdrawal amount divided by the Participant Account Value immediately before the withdrawal and multiplied by the Interest GMDB value immediately before the withdrawal:
$25,000 ÷ $125,000 × $115,763 = $23,153

The Interest GMDB value immediately following the withdrawal is the Interest GMDB value immediately before the withdrawal less the withdrawal adjustment:
$115,763 – $23,153 = $92,610

The Interest GMDB value on the 5th Certificate anniversary is the Interest GMDB value immediately following the withdrawal accumulated at 5% interest for 2 years:
$92,610 × 1.052 = $102,103

The death benefit is the greatest of the Interest GMDB and the Participant Account Value.
Max [$102,103, $101,000] = $102,103

Example for Guaranteed Minimum Death Benefit — Step-Up with Return of Premium (“Step-Up GMDB”)

Assume the following:

•	There is an initial net premium of $100,000

•	The Participant Account Value on the 1st Certificate Anniversary is $90,000.

•	The Participant Account Value on the 2nd Certificate Anniversary is $120,000.

•	There is a withdrawal during the 3rd Certificate Year of $25,000. The Participant Account Value immediately before the withdrawal is $125,000.

•	The Participant Account Value on the 3rd Certificate Anniversary is $105,000.

•	We are calculating the death benefit during the 4th Certificate Year. The Participant Account Value at that time is $101,000.

•	There are no loans on the Certificate.

•	The client has not yet attained age 81.

•	No other death benefit rider was selected.

The Step-Up Anniversary Value for the 1st Certificate Anniversary projected to the date of death is the Participant Account Value on the 1st Certificate Anniversary less an adjustment for the subsequent withdrawal:
$90,000 – ($25,000 ÷ $125,000 × $90,000) = $72,000

36

The Step-Up Anniversary Value for the 2nd Certificate Anniversary projected to the date of death is the Participant Account Value on the 2nd Certificate Anniversary less an adjustment for the subsequent withdrawal:
$120,000 – ($25,000 ÷ $125,000 × $120,000) = $96,000

The Step-Up Anniversary Value for the 3rd Certificate Anniversary projected to the date of death is the Participant Account Value on the 3rd Certificate Anniversary:
$105,000

The Step-Up GMDB is equal to the maximum of these values:
Max [$72,000, $96,000, $105,000] = $105,000

The Return of Premium Death Benefit at the date of death is the initial net premium less a withdrawal adjustment:
$100,000 – ($25,000 ÷ $125,000 × $100,000) = $80,000

The death benefit is the greatest of the Step-Up GMDB, the Return of Premium Death Benefit, and the Participant Account Value.
Max [$105,000, $80,000, $101,000] = $105,000

37

May 1, 2008
STATEMENT OF ADDITIONAL INFORMATION
HORACE MANN LIFE INSURANCE COMPANY QUALIFIED GROUP ANNUITY
SEPARATE ACCOUNT
Flexible Premium
Variable Deferred Group Annuity Contract
Horace Mann Life Insurance Company
This Statement of Additional Information is not a prospectus, and should be read in conjunction with the prospectus for the variable deferred group annuity contract dated May 1, 2008. Copies of the prospectus for the Group Contract (and the Certificates thereunder) may be obtained by writing to Horace Mann Life Insurance Company, P.O. Box 4657, Springfield, Illinois 62708-4657, by sending a facsimile transmission to (877) 832-3785, or by telephoning toll-free (800) 999-1030. The prospectus for the Group Contract (and the Certificates thereunder) sets forth information that a prospective investor should know before investing in a Certificate. Capitalized terms that are used, but not defined, in this Statement of Additional Information have the same meanings as in the prospectus for the Group Contract (and the Certificates thereunder).
May 1, 2008

TOPIC	PAGE
General Information and History	1
Underwriter	1
Independent Registered Public Accounting Firm	2
Financial Statements	2
Opinion and Consent of Counsel
Independent Registered Public Accounting Firm Consent
GENERAL INFORMATION AND HISTORY
     Horace Mann Life Insurance Company (“HMLIC”) sponsors the Horace Mann Life Insurance Company Qualified Group Annuity Separate Account (the “Separate Account”). HMLIC is a wholly- owned subsidiary of Allegiance Life Insurance Company, which engages in the business of insurance. HMLIC is an indirect, wholly- owned subsidiary of Horace Mann Educators Corporation (“HMEC”), a publicly- held insurance holding company traded on the New York Stock Exchange.
     HMLIC established the Separate Account under Illinois law on October 16, 2006.
UNDERWRITER
Horace Mann Investors, Inc. (“HM Investors”), a broker/dealer registered with the Securities and Exchange Commission and a member of FINRA, serves as principal underwriter of the Group Contract and Certificates thereunder funded through the Separate Account. HM Investors is located at One Horace Mann Plaza, Springfield, Illinois 62715-0001. HM Investors is an affiliate of HMLIC and a wholly owned subsidiary of HMEC.
HMLIC contracts with HM Investors to distribute the Certificates under the Group contracts of HMLIC. The Certificates also may be offered and sold through independent agents and other, unaffiliated broker-dealers that have entered into selling agreements with HMLIC and HM Investors. (HM Investors and such unaffiliated broker-dealers shall be referred to herein collectively as “selling firms.”). HM Investors passes through any commissions it receives for sales of the Certificates to its registered representatives and to other selling firms. No Contracts or Certificates have been sold as of December 31, 2007.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The KPMG LLP report dated April 28, 2008, of HMLIC includes explanatory language that states that HMLIC prepared the statutory financial statements using statutory accounting practices prescribed or permitted by the Illinois Department of Financial and Professional Regulation—Division of Insurance, which practices differ from accounting principles generally accepted in the United States of America. Accordingly, the KPMG LLP audit report states that the statutory financial statements are not presented fairly in conformity with accounting principles generally accepted in the United States of America, and further states that those statements are presented fairly, in all material respects, in conformity with statutory accounting practices.
The financial statements of Horace Mann Life Insurance Company as of December 31, 2007 and 2006, and for each of the three years in the period ended December 31, 2007, appearing herein have been audited by KPMG LLP, independent registered public accounting firm, as set forth in their respective reports thereon appearing elsewhere herein, and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing. The principal business address of KPMG LLP is 303 East Wacker Drive, Chicago, Illinois 60601.
FINANCIAL STATEMENTS
Audited financial statements of HMLIC are included herein. The financial statements for HMLIC should be considered only as bearing upon the ability of HMLIC to meet its obligations under the Group Contracts and underlying Certificates. As the Separate Account had not sold any contracts as of December 31, 2007, no financial statements are available for the Separate Account.

HORACE MANN LIFE INSURANCE COMPANY
Statutory Financial Statements
December 31, 2007 and 2006
(With Independent Auditors’ Report Thereon)

Report of Independent Registered Public Accounting Firm

The Board of Directors
Horace Mann Life Insurance Company:

We have audited the accompanying statutory statements of admitted assets, liabilities, and capital and surplus of Horace Mann Life Insurance Company (the Company) as of December 31, 2007 and 2006, and the related statutory statements of operations, capital and surplus and cash flow for each of the years in the three-year period ended December 31, 2007. In connection with our audits of the statutory financial statements, we also have audited financial statement schedules I, III & VI, and IV. These statutory financial statements and financial statement schedules are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial statement schedules based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described more fully in Notes 1 and 8 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Illinois Department of Financial and Professional Regulation — Division of Insurance, which practices differ from U.S. generally accepted accounting principles. The effects on the financial statements of the variances between the statutory accounting practices and U.S. generally accepted accounting principles, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with U.S. generally accepted accounting principles, the financial position of the Company as of December 31, 2007 and 2006, or the results of its operations or its cash flows for each of the years in the three-year period ended December 31, 2007.

Also, in our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities, and capital and surplus of the Company as of December 31, 2007 and 2006, and the results of its operations and its cash flow for each of the years in the three-year period ended December 31, 2007, on the basis of accounting described in Notes 1 and 8. Also in our opinion, the related financial statement schedules, when considered in relation to the basic statutory financial statements taken as a whole, present fairly, in all material respects, the information set forth therein.

KPMG LLP
Chicago, Illinois
April 28, 2008

HORACE MANN LIFE INSURANCE COMPANY
Statutory Statements of Admitted Assets,
Liabilities and Capital and Surplus
December 31, 2007 and 2006
(In thousands)

	2007	2006

Admitted Assets
Cash and investments:
Bonds	$2,991,877	$2,711,403
Bonds on loan	74,599	290,876
Preferred stock	94,082	37,301
Common stock	2,379	—
Mortgage loans on real estate	16,696	17,203
Cash	11,902	4,468
Short-term investments	31,342	27,476
Short-term investments, loaned securities collateral	76,848	299,445
Contract loans	99,712	92,354
Receivable for securities and other invested assets	16,435	16,428

Total cash and investments	3,415,872	3,496,954

Investment income due and accrued	36,972	39,273

Uncollected premiums and agents’ balances in course of collection	764	1,286

Deferred premiums and agents’ balances booked but deferred and not yet due	45,932	44,844

Current federal income tax recoverable	1,495	14,375

Deferred tax assets	4,090	4,351

Guaranty funds receivable or on deposit	357	370

Other assets	2,188	6,448

Variable annuity assets held in separate accounts	1,562,210	1,494,614

Total admitted assets	$5,069,880	$5,102,515

(Continued)

HORACE MANN LIFE INSURANCE COMPANY
Statutory Statements of Admitted Assets,
Liabilities and Capital and Surplus
December 31, 2007 and 2006

(In thousands, except share data)	2007	2006

Liabilities and Capital and Surplus
Policy liabilities:
Aggregate reserves:
Life and annuity	$2,947,947	$2,846,459
Accident and health	6,670	7,558
Unpaid benefits:
Life	8,906	8,616
Accident and health	243	266
Policyholder funds on deposit	137,263	140,958
Remittances not allocated	1,876	408

Total policy liabilities	3,102,905	3,004,265

Accrued expenses	2,240	2,712
Asset valuation reserve	19,428	19,593
Interest maintenance reserve	30,383	31,014
Amounts retained by Company as trustee	12,124	13,081
Payable to parent, subsidiaries and affiliates	488	78
Payable for securities and other liabilities	2,068	1,071
Escrow for securities lending	76,850	298,215
Transfer from separate accounts accrued for expense allowances recognized in reserves	(15,427)	(13,359)
Variable annuity liabilities held in separate accounts	1,562,210	1,494,614

Total liabilities	4,793,269	4,851,284

Capital and surplus:
Capital stock, $1 par value.
Authorized 5,000,000 shares, 2,500,000 shares outstanding	2,500	2,500
Additional paid-in capital and contributed surplus	43,704	43,704
Unassigned surplus	230,407	205,027

Total capital and surplus	276,611	251,231

Total liabilities and capital and surplus	$5,069,880	$5,102,515

See accompanying notes to statutory financial statements.

HORACE MANN LIFE INSURANCE COMPANY
Statutory Statements of Operations
Years ended December 31, 2007, 2006, and 2005
(In thousands)

	2007	2006	2005

Revenue:
Premiums, annuity and supplementary contract considerations:
Life	$96,757	$98,164	$563,109
Annuity	337,148	325,691	320,064
Accident and health	4,105	4,219	4,272
Supplementary contracts	9,044	9,017	8,187

Total premiums, annuity and supplementary contract considerations	447,054	437,091	895,632

Net investment income	185,049	172,468	161,484
Amortization of interest maintenance reserve	2,030	2,471	2,991
Commissions and expense allowances on reinsurance ceded	309	262	(5,039)
Reserve adjustments on reinsurance ceded	—	—	(447,384)
Management fee income from separate accounts	19,566	17,754	17,431
Mutual fund service fee income	1,302	1,236	1,222
Fees from sales of partner products	4,561	4,524	3,857
Other	1,867	1,605	1,384

Total revenue	661,738	637,411	631,578

Benefits and expenses:
Provisions for claims and benefits:
Life	96,388	95,438	118,234
Annuity	411,731	395,171	389,209
Accident and health	1,492	1,859	1,026
Supplementary contracts	21,215	21,904	20,210

Total claims and benefits	530,826	514,372	528,679

Commissions	28,951	29,448	32,012
General and other expenses	60,525	64,453	63,451

Total benefits and expenses	620,302	608,273	624,142

Net gain before dividends to policyholders and federal income tax (benefit) expense	41,436	29,138	7,436
Dividends to policyholders	—	—	—

(Continued)

HORACE MANN LIFE INSURANCE COMPANY
Statutory Statements of Operations
Years ended December 31, 2007, 2006, and 2005
(In thousands)

	2007	2006	2005

Net gain before federal income tax (benefit) expense	41,436	29,138	7,436
Federal income tax expense (benefit)	10,576	4,488	(15,558)

Net gain from operations	30,860	24,650	22,994
Realized investment gains (losses) net of tax and transfers to interest maintenance reserve	(4,790)	3,765	1,507

Net income	$26,070	$28,415	$24,501

See accompanying notes to statutory financial statements.

HORACE MANN LIFE INSURANCE COMPANY
Statutory Statements of Capital and Surplus
Years ended December 31, 2007, 2006, and 2005
(In thousands)

	2007	2006	2005

Capital stock	$2,500	$2,500	$2,500

Additional paid-in capital and contributed surplus
Balance at beginning of year	43,704	43,704	22,704
Capital contribution	—	—	21,000

Balance at end of period	43,704	43,704	43,704

Unassigned surplus:
Balance at beginning of year	205,027	184,516	204,904
Net income	26,070	28,415	24,501
Change in net deferred income tax	(1,225)	(357)	(6,801)
Change in non-admitted assets	1,005	(1,091)	3,315
Change in net unrealized capital losses	(635)	—	—
Change in reserve on account of change in valuation basis	—	—	1,381
Change in asset valuation reserve	165	(6,456)	(3,546)
Change in surplus as a result of reinsurance	—	—	(26,000)
Correction of prior year exhibit 5 reserve error	—	—	(13,238)

Balance at end of year	230,407	205,027	184,516

Total capital and surplus	$276,611	$251,231	$230,720

See accompanying notes to statutory financial statements.

HORACE MANN LIFE INSURANCE COMPANY
Statutory Statements of Cash Flow
Years ended December 31, 2007, 2006, and 2005
(In thousands)

	2007	2006	2005

Cash from operations:
Revenue received:
Premiums, considerations and deposits	$448,159	$437,456	$897,471
Investment income	187,507	172,998	162,764
Commissions and expense allowances on reinsurance ceded	309	262	(5,039)
Management fee income from Separate Accounts	19,566	17,754	17,431
Mutual fund service fee income	1,302	1,236	1,222
Fees from sales of partner products	4,561	4,524	3,857
Other income	1,867	1,605	1,384

Total revenue received	663,271	635,835	1,079,090

Benefits and expenses paid:
Claims, benefits and net transfers	431,713	360,340	773,525
Expenses	87,976	91,254	95,452
Federal income taxes	(1,891)	6,504	(6,766)

Total benefits and expenses paid	517,798	458,098	862,211

Net cash from operations	145,473	177,737	216,879

Cash from investments:
From investments sold or matured:
Bonds	1,118,259	715,315	580,013
Stocks	36,619	—	192
Mortgage loans	571	542	577
Miscellaneous proceeds	8,068	7,603	2,517

Total investment proceeds	1,163,517	723,460	583,299

Cost of investments acquired:
Bonds	(1,188,564)	(804,135)	(807,031)
Stocks	(97,410)	(37,301)	—
Other invested assets	—	(16,426)	—
Miscellaneous applications	(7,767)	(4,426)	(1,849)

Total investments acquired	(1,293,741)	(862,288)	(808,880)

Net increase in contract loans	(7,358)	(7,215)	(5,998)

Total for investments acquired	(1,301,099)	(869,503)	(814,878)

(Continued)

HORACE MANN LIFE INSURANCE COMPANY
Statutory Statements of Cash Flow
Years ended December 31, 2007, 2006, and 2005
(In thousands)

	2007	2006	2005

Net cash used for investments	(137,582)	(146,043)	(231,579)

Cash from financing and miscellaneous:
Cash provided (applied):
Additional Capital and paid in surplus	—	—	21,000
Securities lending	(221,365)	114,631	183,584
Net deposits on deposit-type contract funds and other liabilities without life or disability contingencies	(3,653)	(2,593)	4,109
Change in surplus as a result of reinsurance	—	—	(26,000)
Other cash provided (applied)	5,830	(5,000)	(4,048)

Net cash (used for) from financing and miscellaneous	(219,188)	107,038	178,645

Net change in cash and short-term investments	(211,297)	138,732	163,945
Cash and short-term investments at beginning of year	331,389	192,657	28,712

Cash and short-term investments at end of year	$120,092	$331,389	$192,657

See accompanying notes to statutory financial statements.

HORACE MANN LIFE INSURANCE COMPANY
Notes to Statutory Financial Statements
December 31, 2007, 2006, and 2005
(In thousands)
(1)	Significant Accounting Policies
Organization
Horace Mann Life Insurance Company (the Company), an Illinois domiciled company, markets and underwrites tax-qualified retirement annuities, individual life, group disability income, and group life insurance products primarily to educators and other employees of public schools and their families.

The Company is a subsidiary of Horace Mann Educators Corporation (HMEC), which indirectly owns 100% of the outstanding shares. The Company is a wholly owned subsidiary of Allegiance Life Insurance Company (ALIC). Other affiliated companies include Horace Mann Investors, Inc., Horace Mann Insurance Company, Teachers Insurance Company, Horace Mann Property & Casualty Insurance Company, Horace Mann Lloyds, and Horace Mann Service Corporation (HMSC). HMSC performs certain fiscal and administrative services for all the affiliated companies in the group.

During 2007, 2006 and 2005, the Company has not participated in any business combinations nor discontinued any operations.
Basis of Presentation
The accompanying statutory financial statements have been prepared in conformity with the accounting practices prescribed or permitted by the Illinois Department of Financial and Professional Regulation — Division of Insurance and the National Association of Insurance Commissioners (NAIC), which differ materially in some respects from United States (U.S.) generally accepted accounting principles (GAAP) as more fully discussed in note 8. The state has adopted the prescribed accounting practices as stated in NAIC SAP without modification. At December 31, 2007 and 2006 the Company has no material statutory accounting practices that differ from those of the state of Illinois or the NAIC accounting practices. The significant statutory accounting practices and the Company’s related accounting policies follow.
Investments
Investments are valued in accordance with the requirements of the NAIC.

Bonds, other than NAIC class 6, not backed by other loans are carried at amortized cost using the interest method. NAIC class 6 bonds are carried at lower of cost or market. Fair value is derived from the NAIC Valuation of Securities Manual for securities listed. Fair value of bonds not listed is determined considering factors including quality of issuer, interest rates, and maturity dates. Loan backed bonds and structured securities are valued using currently anticipated prepayment assumptions. Prepayment assumptions were obtained from broker dealer survey values and are consistent with the current interest rate and economic environment. Significant changes in estimated cash flows from the original purchase assumptions for loan backed and structured securities are accounted for using the retrospective method. The Company used a pricing service in determining the fair value of its loan-backed securities. The Company had no negative yield situations requiring a change from the retrospective to prospective method.
(Continued)

HORACE MANN LIFE INSURANCE COMPANY
Notes to Statutory Financial Statements
(In thousands)
Common stocks, other than investments in stocks of subsidiaries, are carried at fair value. Fair value is derived from the NAIC Valuation of Securities Manual for securities listed.

Preferred stocks are carried at cost.

Mortgage loans are carried at the unpaid principal balance less unamortized discount and were issued at a value of no more than 75% of the appraised value of the mortgaged property. No new mortgage loans were issued during 2007, 2006 and 2005. The Company did not reduce interest rates of any outstanding mortgage loans during 2007, 2006 and 2005. During 2007, 2006 and 2005, the Company had no non-performing mortgage loans or loans with past due interest or principal payments.

Contract loans are carried at the unpaid principal balance.

At December 31, 2007 and 2006, the Company had no investments in derivative financial instruments, joint ventures or partnerships, reverse mortgages, repurchase agreements and holds no loans or debt that has been restructured.

The Company has elected to use the book value as of January 1, 1994 as the cost for applying the retrospective adjustment method to securities purchased prior to that date.

Cash and short-term securities have a maturity of one year or less at the time of acquisition. Short-term investments are carried at cost which approximates market value.

Interest income is recognized as earned. Investment income reflects amortization of premiums and accrual of discounts on an effective-yield basis.

Net realized investment gains and losses are determined on the basis of specific identification on the trade date.

The Company’s methodology of assessing other-than-temporary impairments is based on security-specific facts and circumstances as of the date of the reporting period. Management considers the following items: the length of time and the extent to which the fair value has been less than cost, the financial condition and short-term prospects of the issuer including any specific events that may influence the operations of the issuer, and the intent and ability to retain the investment for a period of time sufficient to allow for any anticipated recovery in value. Based on these facts, if management determines the decline in fair value is other-than-temporary, a write-down of carrying value is recorded.
Asset Valuation Reserve
The Asset Valuation Reserve (AVR) was calculated as prescribed and required by the NAIC. This reserve is maintained for the purpose of stabilizing surplus against the effects of fluctuations in the value of certain bond, stock, mortgage loan and real estate investments. Changes in the AVR reserve are charged or credited to surplus.
(Continued)

HORACE MANN LIFE INSURANCE COMPANY
Notes to Statutory Financial Statements
(In thousands)
The balance of the AVR by component as of December 31, 2007 and 2006, is as follows:

	2007	2006

Bonds, preferred stock and short-term investments	$19,400	$19,411
Mortgage loans	28	31
Real estate and other invested assets	—	151

Total AVR	$19,428	$19,593

At December 31, 2007 and 2006 the AVR was held at a level equal to 88.6% and 84.9%, respectively of the maximum reserve level allowed by the NAIC.
Interest Maintenance Reserve
The Interest Maintenance Reserve (IMR) was calculated as prescribed by the NAIC. This reserve is designed to capture the realized capital gains and losses which result from changes in the overall level of interest rates and amortize them into income over the approximate remaining life of the investment sold.
Variable Annuities Assets and Liabilities Held in Separate Accounts
Assets held in trust for purchasers of variable annuity contracts and the related liabilities are included in the statutory statements of admitted assets, liabilities and capital and surplus. Variable annuity assets, carried at fair value, and liabilities represent tax-qualified variable annuity funds invested in various mutual funds.
The investment income, gains and losses of these accounts accrue directly to the policyholders and are not included in the operations of the Company.

Reconciliation of transfers to (from) separate account is as follows:

	2007	2006

Transfers to separate account	$236,290	$138,939
Transfers from separate account	(151,196)	(139,139)

Net transfers to separate account	$85,094	$(200)

(Continued)

HORACE MANN LIFE INSURANCE COMPANY
Notes to Statutory Financial Statements
(In thousands)
Subprime Mortgage Related Risk Exposure
The Company has only one security with direct sub-prime exposure. The security is a collateralized debt obligation with original cost of $4,908, book adjusted carrying value of $1,129, fair value of $1,129 and other than temporary impairment losses to date of $3,779. The characteristics of the Company’s sub-prime mortgage loan, a collateralized debt obligation, include the following: low average Fair Isaac Credit Organization (“FICO”) score (less than 650), high weighted average coupon relative to other mortgage-backed securities of similar loan age and issue date, high prepayment penalties, and a high percentage of hybrid loans or negative amortizing loans.
Aggregate Reserves
Applicable state insurance laws require that the Company set up reserves in accordance with statutory regulations, carried as liabilities to meet future obligations under outstanding policies. These reserves are the amount that, with the additional premiums to be received and interest thereon compounded annually at certain rates, is calculated to be sufficient to meet the various policy and contract obligations as they occur.

Premium deficiency reserves at December 31, 2007 and 2006 were $5,720 and $6,016, respectively.

The Company waives deduction of deferred fractional premiums upon death of insured and returns any portion of the final premiums beyond the date of death. Surrender values are not promised in excess of the legally computed reserves.

The tabular interest, tabular less actual reserve released and tabular cost have been determined by formula as prescribed in the annual statement instructions. Tabular interest on funds not involving life contingencies is determined as the sum of the products of each valuation rate of interest and the mean of the funds subject to such rate held at the beginning and end of the valuation year.

Aggregate reserves for life policies, annuity contracts, and supplementary contracts with life contingencies are based on statutory mortality tables and interest assumptions using either the net level, or commissioners’ reserve valuation method or commissioners’ annuity reserve valuation method. The annuity reserves include the current declared interest rates through the valuation date.
Reserve for Supplementary Contracts Without Life Contingencies
This reserve represents the present value of future payments discounted with interest only. At December 31, 2007 and 2006 this liability was $136,602 and $140,255 respectively, based on average credited interest rates of 3.05% and 4.0% in 2007 and 2006, respectively and is included in “policyholder funds on deposit.”
Life Premiums
Life premiums are reflected as earned on the coverage anniversary date. Annuity and supplementary contracts with life contingencies premiums are reflected as earned when collected. Accident and health premiums are reported as revenue when due and earned on a pro rata basis over the period covered by the policy.
(Continued)

HORACE MANN LIFE INSURANCE COMPANY
Notes to Statutory Financial Statements
(In thousands)
Deferred life premiums represent modal premiums (other than annual) to be billed in the year subsequent to the commencement of the policy year.

Deferred and uncollected life insurance premiums and annuity considerations as of December 31, 2007, were as follows:

	Gross	Net of Loading

Ordinary new business	$2,240	$1,199
Ordinary renewal	39,648	45,482
Group life	124	124

Totals	$42,012	$46,805

Mutual Fund Service Fee Income
The Company has a service agreement where the Company provides certain services to the Wilshire VIT Funds (Funds) necessary to coordinate the Funds activities with those of the separate account of the Company. For these services the Company receives a mutual fund service fee, accrued daily and paid monthly, based upon the combined assets for the Funds.
Fees From Sales of Partner Products
In 2000, the Company instituted a program to offer long-term care and variable universal life policies, with two third-party vendors underwriting such insurance. In 2003, the Company expanded its third-party vendor offerings with the addition of universal life insurance. Also in 2003, the Company entered into a third-party agreement to market retail mutual funds. In addition to retail mutual funds, a qualified tuition program (also known as a 529 plan) and Coverdell Education Savings Accounts are also offered through this marketing alliance. In 2005, the Company expanded its third-party vendor offerings with the addition of fixed indexed annuities and single premium immediate annuities with two existing vendors. The Company receives a commission on the sale of business underwritten by third-party vendors.
Income Taxes
The Company is included in the consolidated federal income tax return of its parent, ALIC, and its ultimate parent, HMEC and its subsidiaries. The tax sharing agreements between the Company and HMEC, as approved by the Board of Directors of the Company, provide that tax on operating income is charged to the Company as if it were filing a separate federal income tax return. The Company is reimbursed for any losses or tax credits to the extent utilized in the consolidated return. Intercompany tax balances are settled quarterly with a subsequent final annual settlement upon filing the consolidated federal income tax return.
(Continued)

HORACE MANN LIFE INSURANCE COMPANY
Notes to Statutory Financial Statements
(In thousands)
Federal income taxes are charged to operations based on current taxable income. Current year federal income tax expense or benefit is based on financial reporting income or loss adjusted for certain temporary differences, which are the result of dissimilar financial reporting and tax basis accounting methods. A deferred tax asset, for the tax effect of temporary differences between financial reporting and the tax basis of assets, is only reported as an admitted asset to the extent of the sum of federal income taxes paid in prior years that can be recovered through loss carrybacks from temporary differences that reverse within one year; gross deferred tax assets expected to be realized within one year but limited to 10% of adjusted surplus; and gross deferred tax liabilities. The change in net deferred income taxes is included directly in surplus.
Acquisition Expenses
The cost of acquiring new business, principally commissions, underwriting salaries, and related expenses, is charged to expense as incurred.
Non-admitted Assets
Assets prescribed by the Illinois Insurance Code and the NAIC as “non-admitted” (principally non-admitted deferred tax assets) are charged to unassigned surplus.
Use of Estimates
The preparation of statutory financial statements requires management to make estimates and assumptions that affect the reported financial statements as well as the disclosure of contingent assets and liabilities. Actual results could differ from those estimates.
Reclassification
The Company has reclassified the presentation of certain prior period information to conform with the 2007 presentation.
(Continued)

HORACE MANN LIFE INSURANCE COMPANY
Notes to Statutory Financial Statements
(In thousands)
(2)	Investments
Net Investment Income
The components of net investment income were as follows:

	2007	2006	2005

Interest on bonds	$173,074	$165,463	$156,797
Preferred stock income	4,094	562	1
Interest on mortgage loans	1,475	1,521	1,564
Interest on short-term investments	2,734	1,621	1,208
Interest on contract loans	5,826	5,430	4,946
Other investment income	1,120	843	1

Gross investment income	188,323	175,440	164,517
Investment expenses	3,274	2,972	3,033

Net investment income	$185,049	$172,468	$161,484

The Company nonadmits investment income due and accrued if amounts are over 90 days past due. The Company had no amounts non-admitted at December 31, 2007 and 2006.
Net Realized Investment Gains (Losses) Net of Tax and Transfers to IMR
Realized investment gains (losses) which result from changes in the overall level of interest rates, excluding securities whose NAIC rating classification at the end of the holding period is different from its NAIC rating classification at the beginning of the holding period by more than one NAIC rating classification, are transferred to IMR. Realized investment gains (losses) on most fixed income securities are transferred on an after tax basis to the IMR and amortized into income over the average remaining lives of the assets sold.

The IMR at December 31 is as follows:

	2007	2006

Reserve balance, beginning of year	$31,014	$29,675
Current year capital gains, net of tax	1,399	3,810
Amortization of IMR	(2,030)	(2,471)

Reserve balance, end of year	$30,383	$31,014

(Continued)

HORACE MANN LIFE INSURANCE COMPANY
Notes to Statutory Financial Statements
(In thousands)
Net realized investment gains reported in the statutory statement of operations net of tax and transfers to IMR were as follows:

	2007	2006	2005

Bonds	$(2,336)	$9,755	$7,881
Preferred stocks	(642)	—	42

Net realized investment gains (losses)	(2,978)	9,755	7,923

Less federal income tax expense	413	2,180	64
Transferred to IMR	(1,399)	(3,810)	(6,352)

Net realized investment gains (losses) net of tax and transfers to IMR	$(4,790)	$3,765	$1,507

In 2007, the Company impaired 19 bond and preferred stock issues from 13 issuers. The total amount of the impairment charge was $8,055. The Company had a fixed income security impairment charge of $91 in 2006. Gains realized in 2007 included $2,577 from the sale of securities that had been previously impaired. An additional gain of $289 was recorded due to recovery from litigation proceeds for a security that was impaired and totally disposed of during 2002. Gains realized in 2006 included $316 from sales of securities for which impairment charges were recorded in 2005. In each of the periods, the impaired securities were marked to fair value, and the write-downs were recorded as realized investment losses in the statutory statement of operations.
Bonds and Preferred Stock
At December 31, 2007 and 2006, the fair value and gross unrealized capital losses of investments in bonds and preferred stock segregated between securities having an unrealized loss for less than 12 months and securities having an unrealized capital loss for 12 months or longer were as follows:

	Less than 12 months		12 months or longer		Total
		Unrealized		Unrealized		Unrealized
	Fair Value	Losses	Fair Value	Losses	Fair Value	Losses
As of December 31, 2007
U.S. government and agency obligations:
Mortgage-backed securities	$72,311	$185	$370,965	$5,195	$443,276	$5,380
Other	64,423	40	22,830	77	87,253	117
Municipal bonds	—	—	14,463	537	14,463	537
Foreign government bonds	—	—	3,911	35	3,911	35
Corporate bonds	328,863	10,555	480,593	15,567	809,456	26,122
Other mortgage-backed securities	142,569	9,013	44,742	1,385	187,311	10,398
Preferred stock	60,424	7,989	4,139	346	64,563	8,335

Totals	$668,590	$27,782	$941,643	$23,142	$1,610,233	$50,924

(Continued)

HORACE MANN LIFE INSURANCE COMPANY
Notes to Statutory Financial Statements
(In thousands)

	Less than 12 months		12 months or longer		Total
		Unrealized		Unrealized		Unrealized
	Fair Value	Losses	Fair Value	Losses	Fair Value	Losses
As of December 31, 2006
U.S. government and agency obligations:
Mortgage-backed securities	$35,804	$255	$488,725	$11,722	$524,529	$11,977
Other	71,468	33	120,344	1,579	191,812	1,612
Municipal bonds	—	—	14,116	884	14,116	884
Foreign government bonds	—	—	7,217	158	7,217	158
Corporate bonds	314,953	4,637	653,635	19,735	968,588	24,372
Other mortgage-backed securities	26,705	91	94,906	1,684	121,611	1,775
Preferred stock	6,354	160	—	—	6,354	160

Totals	$455,284	$5,176	$1,378,943	$35,762	$1,834,227	$40,938

At December 31, 2007, the gross unrealized capital loss position in the investment portfolio was $50,924 (506 positions and less than 1.6% of the investment portfolio). Securities with an investment grade rating represented 92% of the gross unrealized capital losses. The largest single unrealized capital loss was $2,269 on a JPM Chase preferred stock. The portfolio included 223 securities that have been in an unrealized capital loss position for greater than 12 months, totaling $23,142 (of which $8,136 was from securities purchased in 2003 when interest rates were at record lows). The Company views the decrease in value of all of the securities with unrealized capital losses at December 31, 2007 as temporary, expects recovery in fair value, anticipates continued payments under the terms of the securities, and has the intent and ability to hold these securities until maturity or a recovery in fair value occurs. Therefore, no impairment of these securities was recorded at December 31, 2007.

At December 31, 2007 and 2006, 2.3% of the total bond portfolio (at amortized cost) consisted of private placement bonds. The fair value of private placement bonds is estimated based upon factors including credit quality, interest rates and maturity dates.

The carrying value and estimated fair value of investments in bonds and preferred stock as of December 31, 2007 and 2006 are as follows:

		Gross	Gross	Estimated
	Carrying	Unrealized	Unrealized	Fair
December 31, 2007	Value	Gains	Losses	Value

U.S. government and agency obligations:
Mortgage-backed securities	$868,124	$5,874	$(5,380)	$868,618
Other	228,777	2,308	(117)	230,968
Municipal bonds	25,519	883	(537)	25,865
Foreign government bonds	13,229	1,465	(35)	14,659
Corporate securities	1,662,542	29,093	(26,122)	1,665,513
Other mortgage-backed securities	268,285	2,690	(10,398)	260,577
Preferred Stock	94,082	555	(8,335)	86,302

Total	$3,160,558	$42,868	$(50,924)	$3,152,502

(Continued)

HORACE MANN LIFE INSURANCE COMPANY
Notes to Statutory Financial Statements
(In thousands)

		Gross	Gross	Estimated
	Carrying	Unrealized	Unrealized	Fair
December 31, 2006	Value	Gains	Losses	Value

U.S. government and agency obligations:
Mortgage-backed securities	$744,293	$2,259	$(11,977)	$734,575
Other	216,414	408	(1,612)	215,210
Municipal bonds	42,280	1,288	(884)	42,684
Foreign government bonds	26,778	2,077	(158)	28,697
Corporate securities	1,800,619	41,275	(24,372)	1,817,522
Other mortgage-backed securities	171,895	1,514	(1,775)	171,634
Preferred Stock	37,301	1,403	(160)	38,544

Total	$3,039,580	$50,224	$(40,938)	$3,048,866

U.S. government and agency obligations include securities issued by Federal National Mortgage Association of $676,009 and $668,483; Federal Home Loan Mortgage Association of $366,217 and $195,904; Government National Mortgage Association of $27,327 and $28,018; and Other Government of $27,348 and $68,302 as of December 31, 2007 and 2006, respectively.

Bonds by NAIC class at December 31 are as follows:

	2007		2006
	Statement	Fair	Statement	Fair
	Value	Value	Value	Value

Class 1	$2,268,131	$2,264,624	$2,132,998	$2,125,694
Class 2	677,409	683,452	745,082	756,655
Class 3	40,447	39,521	28,947	29,124
Class 4	78,958	76,872	94,035	95,234
Class 5	1,530	1,561	—	—
Class 6	1	170	1,217	3,615

Total by class	$3,066,476	$3,066,200	$3,002,279	$3,010,322

At December 31, 2007, .65% of the Company’s investment portfolio was invested in collateralized mortgage obligations (CMOs) excluding mortgage obligations of United States governmental agencies. The average credit quality rating of the Company’s investment in CMOs was AAA and NAIC 1 -the highest ratings. The fair value of CMOs at December 31, 2007 was $96,035 compared to a $97,053 carrying value. The average duration of the Company’s investment in CMOs was 4.4 years at December 31, 2007.
(Continued)

HORACE MANN LIFE INSURANCE COMPANY
Notes to Statutory Financial Statements
(In thousands)
The carrying value and estimated fair value of bonds by contractual maturity are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

		Estimated
	Carrying	Fair
December 31, 2007	Value	Value

Due in one year or less	$239,027	$239,005
Due after one year through five years	915,613	915,532
Due after five years through ten years	913,595	913,513
Due after ten years through twenty years	340,021	339,989
Due after twenty years	658,220	658,161

Total bonds	$3,066,476	$3,066,200

Proceeds from dispositions of investments in bonds and stocks during 2007, 2006 and 2005 were $1,154,878, $715,315 and $580,205, respectively. Gross gains of $14,094, $11,296 and $16,969 and gross losses of $17,362, $5,296 and $9,046 were realized on those sales for 2007, 2006 and 2005, respectively.
Deposits
Included in bonds is the carrying value of securities on deposit with governmental authorities, as required by law, as of December 31 were as follows:

	2007	2006

Held for all policyholders	$1,672	$1,703
Held for policyholders in certain states	971	977

Total deposits	$2,643	$2,680

Securities Lending
The Company participates in a securities lending program. Acceptable collateral for this program is U.S. Government securities, U.S. Government Agency securities and cash. The collateral is not restricted. The initial collateral received is 102% of the fair value of the securities loaned, and the collateral is subsequently maintained at a minimum of 101% of the fair value of the securities loaned. As of December 31, 2007 and 2006, the Company had $74,599 and $290,876 respectively, in outstanding securities loaned. The Company maintains effective control over the loaned securities and therefore reports them as bonds in the statutory statements of admitted assets, liabilities and capital and surplus. Securities lending collateral is classified as short-term investments with a corresponding liability in the Company’s statutory statements of admitted assets, liabilities and capital and surplus.
(Continued)

HORACE MANN LIFE INSURANCE COMPANY
Notes to Statutory Financial Statements
(In thousands)
Investments in Entities Exceeding 10% of Capital and Surplus
The names of entities (other than the U.S. Government and government agencies and authorities) in which the total amount invested exceeds 10% of total capital and surplus at December 31, 2007 is as follows:

	Standard & Poors	Carrying
Bonds:	rating	value

AT&T	A	$35,160
Lehman Brothers Holdings	A+	29,576
Goldman Sachs Group	AA-	28,914

(3)	Reserves

The composition of aggregate reserves for life policies, annuity contracts, and supplementary contracts with life contingencies at December 31 was as follows:

	Aggregate	Reserves	Mortality	Interest
	2007	2006	table	rates

Life	$737,860	$706,856	1980 CSO	4.0-6.0%
	1,379	1,422	1958 CET	2.5-4.5
	153,180	156,475	1958 CSO	2.5-4.5
	66,173	61,321	Various	2.5-6.5
	7,103	7,472	1941 CSO	2.5-3.0

Annuity	1,313,072	1,303,131	1971 IAM	3.0-5.5
	70,676	74,428	a-1949	3.0-5.5
	1,152	1,296	1937 SAT	3.0
	80	78	Various	3.0
	339,309	274,454	a-2000	1.5-3.5
	143,547	147,700	1983a	3.0-4.5

Supplementary contract with life contingencies	46,500	50,545	1983a	6.25-11.0
	65,779	58,643	a-2000	5.25-7.0
	1,775	2,178	1971 IAM	4.5-11.25
	362	460	1937 SAT	3.5

Total	$2,947,947	$2,846,459

(Continued)

HORACE MANN LIFE INSURANCE COMPANY
Notes to Statutory Financial Statements
(In thousands)
Analysis of Annuity Reserves and Deposit Liabilities by Withdrawal Characteristics

	2007		2006
		%of		%of
	Amount	Total	Amount	Total

Subject to discretionary withdrawal

With fair value adjustment	$41,388	1%	$33,785	1%
At book value less current surrender charge of 5% or more	1,108,014	30%	1,093,891	31%
At fair value	1,546,783	43%	1,481,255	42%

Total with adjustment or at fair value	2,696,185		2,608,931

At book value without adjustment (minimal or no charge or adjustment)	855,037	23%	813,667	23%
Not subject to discretionary withdrawal	114,415	3%	111,826	3%

Total (gross)	3,665,637	100%	3,534,424	100%

Total (net)*	$3,665,637		$3,534,424

*	Reconciliation of total annuity actuarial reserves and deposit fund liabilities.

Life & Accident & Health Annual Statement:	2007	2006

Exhibit 5, Annuities Section, Total (net)	$1,867,836	$1,801,088
Exhibit 5, Supplementary Contracts with
Life Contingencies Section, Total (net)	114,415	111,826
Exhibit 7, Deposit-Type Contracts, Line 14, Column 1	136,603	140,255

Subtotal	2,118,854	2,053,169

Separate Accounts Annual Statement:

Exhibit 3, Line 0299999, Column 2	1,543,399	1,477,531
Exhibit 3, Line 0399999, Column 2	3,384	3,724

Subtotal	1,546,783	1,481,255

Combined Total	$3,665,637	$3,534,424

(Continued)

HORACE MANN LIFE INSURANCE COMPANY
Notes to Statutory Financial Statements
(In thousands)
Policy reserves for losses for accident and health contracts are estimated by the Company’s valuation actuary using statistical claim development models to develop best estimates of liabilities for medical expense business and using tabular reserves employing mortality/morbidity tables and discount rates specified by regulatory authorities for disability income business.

Aggregate reserves for accident and health policies include the present value of amounts not yet due on existing claims and unearned premiums at December 31 as follows:

	Aggregate reserves
	2007	2006

Present value of amounts not yet due on claims (3% interest rate)	$6,222	$7,038
Additional contract reserves	280	347
Unearned premiums and other	168	173

Aggregate accident and health reserves	$6,670	$7,558

The Company discounts the liabilities for certain cancelable disability insurance business. The liabilities included $5,611 and $6,657 of such discounted reserves at December 31, 2007 and 2006, respectively. The aggregate amount of discount at December 31, 2007 and 2006 were $1,063 and $1,159, respectively.
Unpaid Benefits
Unpaid benefits consists of case basis reserves and estimates of losses incurred but not reported. Estimates for losses incurred but not reported are based on prior experience modified for current trends.

Accident and health claim reserves and liabilities include the following:

	2007	2006

Aggregate reserves for accident and health	$6,670	$7,558
Unpaid benefits for accident and health	243	266
Less: Additional contract reserves	(280)	(347)
Unearned premiums and other	(168)	(173)

Accident and health claim reserves and liabilities	$6,465	$7,304

(Continued)

HORACE MANN LIFE INSURANCE COMPANY
Notes to Statutory Financial Statements
(In thousands)
The following table sets forth an analysis of accident and health claim reserves and liabilities and provides a reconciliation of beginning and ending reserves for the periods indicated.

	2007	2006

Net balance at January 1	$7,304	$7,875

Incurred related to:
Current year	2,207	2,142
Prior years	(642)	(203)

Total incurred	1,565	1,939

Paid related to:
Current year	798	670
Prior years	1,606	1,840

Total paid	2,404	2,510

Net balance at December 31	$6,465	$7,304

As a result of changes in estimates of claims incurred in prior years, the accident and health claims and claim adjustment expenses incurred decreased by $642 and $203 in 2007 and 2006, respectively. These changes in estimates are the result of normal reserve development inherent in the uncertainty of establishing the liability for unpaid accident and health claims and claim and loss adjustment expenses.

(4)	Related Party Transactions

The Company has common management and shares office facilities with HMEC and other affiliates and is a party to several intercompany service agreements. Under these agreements, the Company paid $107,316, $99,130, and $95,527 for management, administrative, data processing, commissions and agency services, utilization of personnel, and investment advisory services in 2007, 2006 and 2005, respectively. The Company holds a mortgage loan on the home office property from HMSC in the amount of $13,625 as of December 31, 2007.

The Company had net balances payable to affiliates of $488 and $78 at December 31, 2007 and 2006.

ALIC reinsures all of the Company’s life insurance business in the state of Arizona. Effective January 1, 2001, ALIC also assumed a small block of Florida whole life business from the Company (see note 8).

The Company has no common stock investments in any upstream companies or affiliates.
(Continued)

HORACE MANN LIFE INSURANCE COMPANY
Notes to Statutory Financial Statements
(In thousands)
(5)	Federal Income Taxes

Federal income tax expense (benefit) for the years ended December 31, 2007, 2006 and 2005, consist of the following major components:

	2007	2006	2005

Current income tax (benefit) expense from operations	$11,361	$5,873	$(10,225)
Prior year over accrual of tax reserves	(785)	(1,385)	(1,724)
Resolution of contingent tax liabilities	—	—	(3,609)

Federal income tax (benefit) expense from operations	10,576	4,488	(15,558)

Tax expense from net realized capital gains (losses)	413	2,179	64

Federal income tax expense (benefit)	$10,989	$6,667	$(15,494)

The components of the net admitted deferred tax assets (DTAs) and deferred tax liabilities (DTLs) as of December 31, 2007 and 2006 are as follows:

	2007	2006	Change

Total of all DTAs (admitted and nonadmitted)	$54,433	$56,517	$(2,084)
Total of all DTLs	20,340	21,540	(1,200)

Net DTAs	34,093	34,977	(884)
Total DTAs non-admitted	30,003	30,626	(623)

Net admitted DTAs	$4,090	$4,351	$(261)

The change in deferred income taxes reported in surplus before consideration of nonadmitted assets is comprised of the following components:

	2007	2006	Change

Net DTA	$34,093	$34,977	$(884)
Net tax effect of unrealized gains and losses	341	—	341

Net tax effect without unrealized gains and losses	$33,752	$34,977	$(1,225)

(Continued)

HORACE MANN LIFE INSURANCE COMPANY
Notes to Statutory Financial Statements
(In thousands)
The net DTAs at December 31, 2007 and 2006, is included in deferred tax assets on the accompanying statutory statement of admitted assets, liabilities, capital and surplus. There are no temporary differences for which DTLs have not been recognized.

DTAs resulting from book/tax differences in:

	2007	2006

Benefit reserves	$35,645	$36,220
Deferred acquisition costs	10,323	10,654
Investments	1,939	1,524
Unrealized losses	341	—
Operating expense accruals	6,185	7,522
Other	—	597

Total DTAs	$54,433	$56,517

Total DTAs non-admitted	$30,003	$30,626

Admitted DTAs	$24,430	$25,891

DTLs resulting from book/tax differences in:

	2007	2006

Bonds	$1,359	$1,944
Premiums deferred and uncollected	16,400	15,618
Policy benefits	2,250	2,996
Other	331	982

Total DTLs	$20,340	$21,540

Net admitted DTAs	$4,090	$4,351

(Continued)

HORACE MANN LIFE INSURANCE COMPANY
Notes to Statutory Financial Statements
(In thousands)
The Company’s income tax incurred and change in deferred income tax differs from the amount obtained by applying the federal statutory rate of 35% to income before income taxes as follows:

	2007	2006	2005

Current income tax expense incurred	$10,989	$6,667	$(15,494)
Change in deferred income tax (without tax on unrealized gains and losses)	1,225	357	6,801

Total income tax expense reported	12,214	7,024	(8,693)

Income before taxes	38,458	38,893	15,359

Expected income tax expense at 35% statutory rate	13,460	13,613	5,376

Increase (decrease) in actual tax reported resulting from:
Dividends received deduction	(981)	(1,542)	(1,460)
Nondeductible expense for meals, penalties and lobbying	118	91	111
Tax adjustment for IMR	(729)	(865)	(1,047)
Deferred tax benefit on non-admitted assets	134	59	(247)
Prior year surplus reserve adjustment	—	(4,149)	—
Resolution of contingent tax liabilities	—	—	(3,609)
Provision to return	(47)	(197)	724
Reinsurance	—	—	(9,100)
Other	259	14	559

Total income tax expense	$12,214	$7,024	$(8,693)

As of December 31, 2007, there are no net operating loss carryforwards available to offset against future taxable income. As of December 31, 2007, there are no capital loss carryforwards available.

The amount of federal income taxes incurred that are available for recoupment in the event of future net losses are $11,226, $6,388 and $0 for 2007, 2006, and 2005 respectively.

At December 31, 2007, the Company had federal income tax returns for the 2002 through 2006 tax years still open and subject to examination by all major tax authorities. The Company is currently under examination by the Internal Revenue Service (“IRS”) for tax years 2002, 2004 and 2005.

The Company records liabilities for potential tax contingencies where it is not probable that the position will be sustainable upon audit by taxing authorities. These liabilities are reevaluated routinely and are adjusted appropriately based upon change in facts or law. The Company has no unrecorded tax contingencies.
(Continued)

HORACE MANN LIFE INSURANCE COMPANY
Notes to Statutory Financial Statements
(In thousands)
A reconciliation of the beginning and ending amount of tax contingencies is as follows:

2007

Balance as of December 31, 2006	$2,643
Additions based on tax contingencies related to the current year	420
Additions for tax contingencies for prior years	26

Balance as of December 31, 2007	$3,089

All of the liability for tax contingencies would affect income tax incurred if not realized. There are no contingencies for which it is reasonably possible the total tax contingency will significantly increase or decrease within the next 12 months.

The Company classifies all interest and penalties as income tax expense. The 2007 expense for interest and penalties was $396 ($258 net of tax benefit); for 2006, this amount was $93 ($61 net of tax). The Company has recorded $543 and $146 in gross liabilities for tax related interest and penalties on its balance sheet at December 31, 2007 and 2006, respectively.

(6)	Restrictions of Surplus

The amount of dividends which can be paid by Illinois insurance companies without prior approval of the State Insurance Commissioner is subject to restrictions relating to profitability and statutory surplus. Dividends which may be paid to the Parent Company during 2008 without prior approval are approximately $27,600. No dividends were paid in 2007, 2006 and 2005, respectively.

Under applicable Illinois insurance laws and regulations, the Company is required to maintain a minimum capital and surplus of $1,500.

(7)	Fair Value of Financial Instruments

Fair values of the Company’s insurance contracts other than annuity contracts are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company’s overall management of interest rate risk through the matching of investment maturities with amounts due under insurance contracts. The following methods and assumptions were used to estimate the fair value of financial instruments.

Investments — For fixed maturities and short-term and other investments, fair value equals quoted market value, if available. If a quoted market price is not available, fair value is estimated using quoted market prices for similar securities, adjusted for differences between the quoted securities and the securities being valued. The fair value of mortgage loans is estimated by discounting the future cash flows using the current rates at which similar loans would be made to borrowers with similar credit ratings and the same remaining maturities. The fair value of contract loans is based on estimates using discounted cash flow analysis and current interest rates being offered for new loans.
(Continued)

HORACE MANN LIFE INSURANCE COMPANY
Notes to Statutory Financial Statements
(In thousands)
Annuity Contract Liabilities and Policyholder Account Balances on Interest-sensitive Life Contracts — The fair values of annuity contract liabilities and policyholder account balances on interest-sensitive life contracts are equal to the discounted estimated future cash flows (using the Company’s current interest rates earned on its investments) including an adjustment for risk that the timing or amount of cash flows will vary from management’s estimate.

Policyholder Funds On Deposit — Policyholder funds on deposit are supplementary contract reserves and dividend accumulations which represent deposits that do not have defined maturities. The carrying value of these funds is used as a reasonable estimate of fair value.

The carrying amounts and fair values of financial instruments at December 31, 2007 consisted of the following:

		Estimated
	Carrying	Fair
	amount	value

Financial Assets
Bonds	$3,066,476	$3,066,200
Preferred stock	94,082	86,302
Common stock	2,379	2,379
Mortgage loans	16,696	16,636
Short-term investments	108,190	108,190
Contract loans and preferred stock	99,712	102,794
Receivable for securities	7	7
Other	16,428	16,428

Total investments	$3,403,970	$3,398,936
Asset valuation reserve	19,428	—

Total investments less asset valuation reserve	$3,384,542	$3,398,936
Cash	11,902	11,902

Financial Liabilities
Policyholder account balances on interest-sensitive life contracts	$80,751	$73,848
Annuity contract liabilities	1,982,252	1,768,074
Policyholder funds on deposit	137,263	137,263

(Continued)

HORACE MANN LIFE INSURANCE COMPANY
Notes to Statutory Financial Statements
(In thousands)
The carrying amounts and fair values of financial instruments at December 31, 2006 consisted of the following:

		Estimated
	Carrying	Fair
	amount	value

Financial Assets
Bonds	$3,002,279	$3,010,322
Preferred stock	37,301	38,544
Mortgage loans	17,203	17,765
Short-term investments	326,921	326,921
Contract loans and preferred stock	92,354	95,212
Other	16,428	16,428

Total investments	$3,492,486	$3,505,192
Asset valuation reserve	19,593	—

Total investments less asset valuation reserve	$3,472,893	$3,505,192
Cash	4,468	4,468

Financial Liabilities
Policyholder account balances on interest-sensitive life contracts	$82,572	$75,773
Annuity contract liabilities	1,912,913	1,715,715
Policyholder funds on deposit	140,958	140,958

Fair value estimates shown above are dependent upon subjective assumptions and involve significant uncertainties resulting in variability in estimates with changes in assumptions. Fair value assumptions are based upon subjective estimates of market conditions and perceived risks of financial instruments at a certain point in time. The disclosed fair values do not reflect any premium or discount that could result from offering for sale at one time an entire holding of a particular financial instrument. In addition, potential taxes and other expenses that would be incurred in an actual sale or settlement are not reflected in amounts disclosed.

(8)	Differences Between U.S. Generally Accepted Accounting Principles and Statutory Accounting Practices

Statutory accounting practices differ in some respects from U.S. generally accepted accounting principles (GAAP). The most significant differences between statutory accounting practices and GAAP are highlighted by the following descriptions of the GAAP treatment:
(a)	Aggregate reserves for future life benefits are computed on the net level premium method using estimates of future investment yield, mortality, and withdrawal.
(Continued)

HORACE MANN LIFE INSURANCE COMPANY
Notes to Statutory Financial Statements
(In thousands)
(b)	Aggregate reserve for annuity contracts are carried at accumulated policyholder values without reduction for potential surrender or withdrawal charges.

(c)	Annuity considerations and other fund deposits are reflected as deposits rather than revenue.

(d)	Acquisition costs are deferred and amortized in proportion to anticipated premiums over the terms of the insurance policies for individual life contracts and amortized over 20 years in proportion to estimated gross profits for interest-sensitive life and investment (annuity) contracts.

(e)	Non-admitted assets are restored to the balance sheet less applicable allowance accounts.

(f)	Asset valuation and interest maintenance reserves are not provided.

(g)	The assets and liabilities are revalued as of the date of acquisition of HMEC and its subsidiaries in August, 1989.

(h)	Realized investment gains (losses) resulting from changes in interest rates are recognized in income when the related security is sold.

(i)	Reinsurance ceded credits are recognized as assets in GAAP basis financial statements.

(j)	Fixed maturity investments (bonds) categorized as available for sale. Such investments are carried at fair value with changes in fair value charged or credited to shareholder’s equity, net of deferred income taxes and the amortization of capitalized acquisition costs.

(k)	The statement of cash flows is presented in a format as prescribed by Statement of Financial Accounting Standards No. 95.

(l)	A statement of comprehensive income is required.

(m)	Retroactive Coinsurance and modified coinsurance transactions are recognized as deposits. Statutory ceded premiums, ceded benefits paid, ceded change in reserves and change in surplus as the result of reinsurance are removed from GAAP reporting.

(n)	The realization of DTAs under GAAP is evaluated utilizing a “more likely than not” standard. A valuation allowance is established for DTAs deemed not realizable using this standard. Changes in the balances of DTAs and DTLs result in increases or decreases of income under GAAP.

(o)	Deferred premium assets are not provided.

(p)	Tax Liabilities are recorded only if it is more likely than not the position will not be sustainable upon audit by taxing authorities.
The aggregate effect of the foregoing differences has not been determined separately for the Company.
(Continued)

HORACE MANN LIFE INSURANCE COMPANY
Notes to Statutory Financial Statements
(In thousands)
(9)	Reinsurance

The Company cedes reinsurance primarily to limit losses from large exposures and to permit recovery of a portion of direct losses; however, such a transfer does not relieve the Company of its primary obligation to the policyholders.

Information with respect to reinsurance ceded and assumed by the Company is set forth below.

	2007	2006	2005

Direct life insurance premiums	$101,435	$102,978	$103,897
Life insurance premiums ceded:
To ALIC	1,518	1,558	1,639
Coinsurance and Modified Coinsurance agreement	—	—	(463,393)
Other	3,160	3,256	2,542

Net life insurance premiums as reported	96,757	98,164	563,109
Reserve adjustment on reinsurance ceded as reported	—	—	(447,384)
Life insurance reserves ceded:
To ALIC	12,751	12,070	11,351
To other companies	4,591	4,434	3,713
Accident and health premiums ceded:
To other companies	2,043	2,112	2,365
Amounts recoverable from reinsurers on paid losses	440	754	717

The maximum amount of direct individual ordinary insurance retained on any standard life is $200 and a maximum of $100 or $125 is retained on each group life policy depending on the type of coverage. Amounts in excess of the retained portion are ceded on a yearly renewable term basis of reinsurance. The Company also maintains a life catastrophe reinsurance program. The Company reinsures 100% of the catastrophe risk in excess of $1,000 up to $15,000 per occurrence, with one reinstatement. The Company’s catastrophe risk reinsurance program covers acts of terrorism and includes nuclear, biological and chemical explosions but excludes other acts of war.

The Company has a quota share reinsurance agreement with Hartford Life and Accident Insurance Company and cedes 50% of the Company’s disability income policies.
(Continued)

HORACE MANN LIFE INSURANCE COMPANY
Notes to Statutory Financial Statements
(In thousands)
On December 31, 2003, the Company entered into a reinsurance agreement with the United States branch of Sun Life Assurance Company of Canada (SLACC) which replaced the 2002 agreement with Sun Life Reinsurance Company Limited (SLRCL), a member of the Sun Life Financial Group. Under the terms of the December 31, 2003 agreement the Company ceded to SLACC, on a combination coinsurance and modified coinsurance basis, a 75% quota share of the Company’s in force interest-sensitive life block of business issued prior to January 1, 2002, representing an increase from the 58% quota share which was in place under the 2002 agreement. SLACC assumed its proportional share of all risks attendant to the business reinsured such as mortality, persistency and investment risk, reducing the Company’s liabilities under statutory accounting principles to the extent of the ceded commission. The initial ceding commission received by the Company was $50.0 million and resulted in a $32.5 million after-tax increase in the Company’s statutory surplus. The Company’s statutory surplus was reduced by $26.0 million (including $21.5 million due to the early termination of the contract noted below) and $6.5 million in 2005 and 2004, respectively. Fees related to these transactions reduced the Company’s pretax income by $558 and $973 in 2005 and 2004, respectively. These transactions improved the statutory operating leverage and risk-based capital ratio of the Company.

Effective July 1, 2005 the Company terminated its reinsurance agreement with SLACC. The early recapture of the reinsurance agreement had the following impact:

Premiums earned	$487,384
Commissions and expense allowances on reinsurance ceded	(11,583)
Reserve adjustment on reinsurance ceded	(454,291)

Increase in aggregate reserves for life and accident and health contracts	33,093
Federal and foreign income taxes	(11,583)
Change in surplus as a result of recapture	(21,511)

At December 31, 2007 and 2006 the Company has outstanding surplus relief of $0 and modified coinsurance reserves of $0, respectively, related to the contract with SLACC.

(10)	Pension Plans and Other Postretirement Benefits

The Company is a member of the Horace Mann group of insurance companies. All the Company’s personnel are employees of HMSC. Salaries, pension and related benefits are allocated to the Company for these services.
Pension Plans
HMSC has the following retirement plans: a defined contribution plan; a 401(k) plan; a defined benefit plan for employees hired on or before December 31, 1998; and certain employees participate in a supplemental defined benefit plan or a supplemental defined contribution plan or both.
(Continued)

HORACE MANN LIFE INSURANCE COMPANY
Notes to Statutory Financial Statements
(In thousands)
After completing the first year of employment, all employees of HMSC participate in the defined contribution plan. Under the defined contribution plan, HMSC makes contributions to each participant’s account based on eligible compensation and years of service. Through December 31, 2006, participants were 100% vested in this plan after 5 years of service. Effective January 1, 2007, participants are 100% vested in this plan after 3 years of service.

All employees of HMSC participate in a 401(k) plan. HMSC contributes 3% of eligible compensation to each employee’s account, which is 100% vested at the time of the contribution. In addition, employees may voluntarily contribute up to 20% of their eligible compensation into their account.

Effective April 1, 2002, participants stopped accruing benefits under the defined benefit and supplemental defined benefit plans but continue to retain the benefits they had accrued to date. Amounts earned under the defined benefit and supplemental defined benefit plans have been based on years of service and the highest 36 consecutive months of earnings while under the plan (through March 31, 2002). Participants were 100% vested in these defined benefit plans effective April 1, 2007.

HMSC’s policy with respect to funding the defined benefit plan is to contribute to the plan trust amounts which are actuarially determined to provide the plan with sufficient assets to meet future benefit payments consistent with the funding requirements of federal laws and regulations. For the defined contribution, 401(k) and defined benefit plans, investments have been set aside in separate trust funds; whereas the supplemental retirement plans are unfunded non-qualified plans.

Employees whose compensation exceeds the limits covered under the qualified plans participate in an unfunded, non-qualified defined contribution plan. HMSC accrues an amount for each participant based on their compensation, years of service and account balance. Participants are 100% vested in this plan after 5 years of service.

The Company has no obligations to current or former employees for benefits after their employment but before their retirement.

Total pension expense allocated to the Company was $4,811, $5,609, and $5,689 for 2007, 2006 and 2005, respectively.
Postemployment Benefits
In addition to providing pension benefits, HMSC also provides certain health care and life insurance benefits to retired employees and eligible dependents. Effective January 1, 2004, only employees who were at least age 50 with a minimum of 15 years of service in 2004 were eligible to continue in this program. Postretirement benefits other than pensions of active and retired employees were accrued as expense over the employees’ service years. The allocated cost of these benefits totaled $(1,773), $(495), and $282 for the years ended December 31, 2007, 2006 and 2005, respectively.
(Continued)

HORACE MANN LIFE INSURANCE COMPANY
Notes to Statutory Financial Statements
(In thousands)
(11)	Lawsuits and Legal Proceedings

There are various lawsuits and legal proceedings against the Company. Management and legal counsel are of the opinion that the ultimate disposition of such litigation will have no material adverse effect on the Company’s financial position or results of operation.

(12)	Risk-Based Capital

The insurance departments of various states, including the Company’s domiciliary state of Illinois impose risk-based capital (RBC) requirements on insurance enterprises. The RBC calculation serves as a benchmark for the regulation of insurance companies by state insurance regulators. The requirements apply various weighted factors to financial balances or activity levels based on their perceived degree of risk.

The RBC guidelines define specific capital levels where regulatory intervention is required based on the ratio of a company’s actual total adjusted capital (sum of capital and surplus and AVR) to control levels determined by the RBC formula. At December 31, 2007, the Company’s actual total adjusted capital was $296,039 and the authorized control level risk-based capital was $28,774.

HORACE MANN LIFE INSURANCE COMPANY
SUMMARY OF INVESTMENTS — OTHER THAN INVESTMENTS IN RELATED PARTIES — SCHEDULE I
DECEMBER 31, 2007
(AMOUNTS IN THOUSANDS)

			Amount
			shown in
			Balance
Type of investments	Cost(1)	Fair Value	Sheet

Debt securities:
Bonds:
U.S. Government and government agencies and authorities	$1,096,901	$1,099,585	$1,096,901
State, municipalities and political subdivisions	25,520	25,866	25,520
Foreign government bonds	13,229	14,659	13,229
Public utilities	176,736	176,771	176,736
Other corporate bonds	1,754,090	1,749,318	1,754,090

Total debt securities	$3,066,476	$3,066,199	$3,066,476

Equity securities:

Preferred stocks:
Industrial and miscellaneous	94,082	—	94,082
Common stocks	2,379	—	2,379

Total equity securities	$96,461	$—	$96,461

Mortgage loans on real estate	16,696	XXX	16,696
Real estate	—	XXX	—
Contract loans	99,712	XXX	99,712
Short-term investments	108,190	XXX	108,190
Receivable for securities	7	XXX	7
Other investments	16,428	XXX	16,428

Total investments	$3,403,970	XXX	$3,403,970

(1)	Debt securities are carried at amortized cost or investment values prescribed by the National Association of Insurance Commissioners.

(2)	Real estate acquired in satisfaction of indebtedness is $0.

(3)	Differences between cost and amounts shown in the balance sheet for investments, other than equity securities, represent non-admitted investments.
See accompanying report of independent registered public accounting firm.

HORACE MANN LIFE INSURANCE COMPANY
SUPPLEMENTARY INSURANCE INFORMATION — SCHEDULE III & VI
For the years ended December 31, 2007, 2006 and 2005
(Amounts in thousands)

	As of December 31,				For the years ended December 31,
		Future policy			Premium revenue			Amortization
	Deferred	benefits		Other policy	and annuity,		Benefits,	of deferred
	policy	losses, claims		claims and	pension and	Net	claims, losses	policy	Other
	acquisition	and loss	Unearned	benefits	other contract	investment	and settlement	acquisition	operating	Premiums
Segment	cost(1)	expenses(3)	premiums(3)	payable	considerations	income	expenses	costs(1)	expenses	written(2)
2007:
Life		$970,767		$3,368	$96,757	$55,284	$96,388		$39,038
Annuity		1,871,643		—	337,148	111,181	411,731		45,352
Supplementary Contracts		114,444		133,863	9,044	17,696	21,215		2,425
Accident and Health		6,912		32	4,105	888	1,492		2,661

Total		$2,963,766		$137,263	$447,054	$185,049	$530,826		$89,476

2006:
Life		$938,754		$3,461	$98,164	$51,617	$95,438		$42,100
Annuity		1,804,470		—	325,691	102,944	395,171		45,776
Supplementary Contracts		111,851		137,435	9,017	16,968	21,904		2,757
Accident and Health		7,824		62	4,219	939	1,859		3,268

Total		$2,862,899		$140,958	$437,091	$172,468	$514,372		$93,901

2005:
Life		$906,265		$3,633	$563,109	$47,591	$118,234		$42,529
Annuity		1,684,037		—	320,064	96,912	389,209		47,243
Supplementary Contracts		108,114		139,880	8,187	15,975	20,210		2,126
Accident and Health		8,475		75	4,272	1,006	1,026		3,565

Total		$2,706,891		$143,588	$895,632	$161,484	$528,679		$95,463

(1)	Does not apply to financial statements of life insurance companies which are prepared on a statutory basis.

(2)	Does not apply to life insurance.

(3)	Unearned premiums and other deposit funds are included in future policy benefits, losses, claims and loss expenses.
See accompanying report of independent registered public accounting firm.

HORACE MANN LIFE INSURANCE COMPANY
REINSURANCE — SCHEDULE IV
For the years ended December 31, 2007, 2006 and 2005
(Amounts in thousands)

					Percentage
		Ceded to	Assumed		of amount
	Gross	other	from other	Net	assumed
	amount	companies	companies	amount	To net

2007: Life insurance in force	$13,576,538	$1,957,797	$—	$11,618,741	0.0%

Premiums and annuity, pension and other contract considerations:
Life insurance	$101,435	$4,678	$—	$96,757	0.0%
Annuity	337,148	—	—	337,148	0.0%
Supplementary contracts	9,044	—	—	9,044
Accident and health	6,148	2,043	—	4,105	0.0%

Total premiums	$453,775	$6,721	$—	$447,054	0.0%

2006: Life insurance in force	$13,400,292	$1,869,947	$—	$11,530,345	0.0%

Premiums and annuity, pension and other contract considerations:
Life insurance	$102,978	$4,814	$—	$98,164	0.0%
Annuity	325,691	—	—	325,691	0.0%
Supplementary contracts	9,017	—	—	9,017
Accident and health	6,331	2,112	—	4,219	0.0%

Total premiums	$444,017	$6,926	$—	$437,091	0.0%

2005: Life insurance in force	$13,142,164	$1,710,202	$—	$11,431,962	0.0%

Premiums and annuity, pension and other contract considerations:
Life insurance	$103,897	$(459,212)	$—	$563,109	0.0%
Annuity	320,064	—	—	320,064	0.0%
Supplementary contracts	8,187	—	—	8,187
Accident and health	6,637	2,365	—	4,272	0.0%

Total premiums	$438,785	$(456,847)	$—	$895,632	0.0%

See accompanying report of independent registered public accounting firm.

PART C: OTHER INFORMATION
HORACE MANN LIFE INSURANCE COMPANY
QUALIFIED GROUP ANNUITY SEPARATE ACCOUNT
Item 24. Financial Statements and Exhibits
(a) Financial Statements
The following financial statements are included in Part B hereof.
Horace Mann Life Insurance Company
     -Report of Independent Registered Public Accounting Firm, dated April 28, 2008
     -Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus — As of December 31, 2007 and 2006
     -Statutory Statements of Operations — For the Years Ended December 31, 2007, 2006 and 2005
     -Statutory Statements of Capital and Surplus — For the Years Ended December 31, 2007, 2006 and 2005
     -Statutory Statements of Cash Flow — For the Years Ended December 31, 2007, 2006 and 2005
     -Notes to Statutory Financial Statements — December 31, 2007, 2006 and 2005

(b) Exhibits
(1)	Resolution of Board of Directors (4)

(2)	Agreements for Custody Not Applicable

(3)	Underwriting Agreement (5)

(4)	(a) Form of Group Variable Annuity Contract (4)

(b) Form of Certificate (4)

(5)	Form of Application/Enrollment Form (4)

(6)	Certificate of Incorporation and Bylaws (3)

(7)	Contract of Reinsurance Not Applicable

(8)	Other Contracts Not Applicable

(9)	Opinion and Consent of Counsel (1)

(10)	Independent Registered Public Accounting Firm Consent (1)

(11)	Financial Statement Schedules for Horace Mann Life Insurance Company and the Independent Registered Public Accounting Firm’s Report Thereon (1)

(12)	Agreement regarding initial capital Not Applicable

(1)	Filed herewith.

(2)	To be filed by amendment

(3)	Incorporated by reference to Pre-Effective Amendment No. 1 to Form N-4 Registration Statement for Horace Mann Life Insurance Company Separate Account, dated February 14, 2006 (File Nos. 333-129284 and 811-1343).

(4)	Incorporated by reference to Initial Registration to Form N-4 Registration Statement for Horace Mann Life Insurance Company Qualified Group Annuity Separate Account, dated October 31, 2006 (File Nos. 333-138322 and 811-21974).

(5)	Incorporated by reference to Pre-Effective Amendment No 1 to Form N-4 Registration Statement for Horace Mann Life Insurance Company Qualified Group Annuity Separate Account, dated March 14, 2007 (File Nos. 333-138322 and 811-21974).

Item 25. Directors and Officers of the Depositor
     The directors and officers of Horace Mann Life Insurance Company, who are engaged directly or indirectly in activities relating to the Registrant or the variable annuity contracts offered by the Registrant, are listed below. Their principal business address is One Horace Mann Plaza, Springfield, Illinois 62715.

Name	Position and Office with Depositor
Peter H. Heckman	Director and Executive Vice President, Chief Financial Officer
Ann M. Caparros	Director, Vice President, General Counsel, Corporate Secretary & Chief Compliance Officer
Louis G. Lower II	Director, Chairman, President & Chief Executive Officer
Paul D. Andrews	Director and Senior Vice President
Angela S. Christian	Vice President & Treasurer
Frank D’Ambra	Director and Senior Vice President

Item 26.	Persons Controlled by or Under Common Control with the Depositor or Registrant

HORACE MANN COMPANIES
Organization Chart
Educators Life Insurance
Company of America
AZ FEIN # 86-0204233 NAIC # 75892 Allegiance Life Insurance Company
IL FEIN # 95-1858796 NAIC # 62790 Horace Mann Service Corporation
IL FEIN # 37-0972590
Well-Care Inc.
IL FEIN # 37-0984609
Horace Mann Investors, Inc.
MD FEIN # 37-0792966
Horace Mann Lloyds Management Corp.
TX FEIN # 37-1386476
Horace Mann Insurance Company
IL FEIN # 59-1027412 NAIC # 22578 Teachers Insurance Company
IL FEIN # 23-1742051 NAIC # 22683 Horace Mann Property & Casualty Insurance Company
CA FEIN # 95-2413390 NAIC # 22756 Horace Mann Life Insurance Company
IL FEIN # 37-0726637 NAIC # 64513 Horace Mann Educators Corporation
DE FEIN # 37-0911756
Horace Mann General Agency
TX FEIN # 76-0616793
Horace Mann Lloyds
TX FEIN # 37-1386478 NAIC # 10996

     The Registrant is a separate account of Horace Mann Life Insurance Company. Horace Mann Life Insurance Company (an Illinois Corporation) is a wholly owned subsidiary of Allegiance Life Insurance Company (an Illinois Corporation). Allegiance Life Insurance Company and Horace Mann Investors, Inc. (a Maryland Corporation), principal underwriter of the Registrant, are wholly- owned subsidiaries of Horace Mann Educators Corporation (a Delaware Corporation), a publicly held corporation.
Item 27. Number of Certificate Owners
As of March 28, 2008, 26 Certificates have been sold..
Item 28. Indemnification
     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the Act, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
     According to Section 21 of the Distribution Agreement, Horace Mann Life Insurance Company agrees to indemnify Horace Mann Investors, Inc. for any liability Horace Mann Investors, Inc. may incur to a Participant or party-in-interest under a Certificate (i) arising out of any act or omission in the course of, or in connection with, rendering services under the Distribution Agreement, or (ii) arising out of the purchase, retention or surrender of a Certificate; provided however that Horace Mann Life Insurance Company will not indemnify Horace Mann Investors, Inc. for any such liability that results from the willful misfeasance, bad faith or gross negligence of Horace Mann Investors, Inc., or from the reckless disregard, by Horace Mann Investors, Inc., of its duties and obligations arising under the Distribution Agreement.

Item 29. Principal Underwriters
(a) Horace Mann Investors, Inc., the underwriter of Horace Mann Life Insurance Company Qualified Group Annuity Separate Account, acts as principal underwriter for Horace Mann Life Insurance Company Separate Account, Horace Mann Life Insurance Company Separate Account B, Horace Mann Life Insurance Group Annuity Separate Account and Horace Mann Life Insurance Company Allegiance Separate Account A.
(b) The following are the directors and officers of Horace Mann Investors, Inc. Their principal business address is One Horace Mann Plaza, Springfield, Illinois 62715.

Name	Position with Underwriter
Christopher M. Fehr	Director, President
Kenneth J. Kaufmann	Anti-Money Laundering Officer and Chief Compliance Officer
Peter H. Heckman	Director
Rhonda R. Armstead	Secretary
Diane M. Barnett	Tax Compliance Officer
Angela S. Christian	Treasurer
Bret A. Conklin	Controller
Paul D. Andrews	Director
Frank D’Ambra III	Director
(c) No commissions or other compensation has been received by the principal underwriter from the Registrant.

Item 30. Location of Accounts and Records
     Horace Mann Investors, Inc., underwriter of the Registrant, is located at One Horace Mann Plaza, Springfield, Illinois 62715. It maintains those accounts and records associated with its duties as underwriter required to be maintained pursuant to Section 31(a) of the Investment Company Act and the rules promulgated thereunder.
     Horace Mann Life Insurance Company, the depositor, is located at One Horace Mann Plaza, Springfield, Illinois 62715. It maintains those accounts and records required to be maintained pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder that are not maintained by Horace Mann Investors, Inc.

Item 31. Management Services
Not applicable.
Item 32. Undertakings
     (a) Horace Mann Life Insurance Company and the Registrant are relying on a no-action letter from the Securities and Exchange Commission that was issued to the American Council of Life Insurance and made publicly available on November 28, 1988. That letter outlines conditions that must be met if a company offering registered annuity contracts imposes the limitations on surrenders and withdrawals on Section 403(b) contracts as required by the Internal Revenue Code. Horace Mann Life Insurance Company and the Registrant are in compliance with the conditions of that no-action letter.
     (b) Horace Mann Life Insurance Company represents that the fees and charges deducted under the Group Contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.
     (c) The Registrant undertakes to file a post-effective amendment to its registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the Group Contract may be accepted.
     (d) The Registrant undertakes to include either (1) as part of any application to purchase a Certificate issued under the Group Contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information.
     (e) The Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written request.

SIGNATURES
     As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that this Amendment to the Registration Statement meets the requirements of Securities Act rule 485(b) for effectiveness and has caused this Registration Statement to be signed on its behalf, in the City of Springfield, and State of Illinois, on this 28th day of April  , 2008.
BY: HORACE MANN LIFE INSURANCE COMPANY QUALIFIED GROUP
ANNUITY SEPARATE ACCOUNT

(Registrant)
By: Horace Mann Life Insurance Company
(Depositor)

Attest:	/s/ ANN M. CAPARROS	By:	/s/ LOUIS G. LOWER II

	Ann M. Caparros	Louis G. Lower II,
	Corporate Secretary	President and Chief Executive
	of the Depositor	Officer of the Depositor
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.

SIGNATURE	TITLE	DATE
/s/ Louis G. Lower II	Director, Chairman, President and	April 28, 2008
Louis G. Lower II	Chief Executive Officer

/s/ Peter H. Heckman	Director, Executive Vice	April 28, 2008
Peter H. Heckman	President and Chief Financial Officer

/s/ Ann M. Caparros	Director, Vice President, General	April 28, 2008
Ann M. Caparros	Counsel, Corporate Secretary and Chief Compliance Officer

/s/Frank D’Ambra Frank D’Ambra	Director and Senior Vice President	April 28, 2008

Exhibit Index
(9) Opinion and Consent of Counsel
(10) Independent Registered Public Accounting Firm Consent